Calvert
Investments  That  Make  A  Difference

December  31,  2000
Annual  Report
Calvert  Variable  Series,  Inc.
Calvert  Social  Portfolios

Calvert  Variable  Series,  Inc.
Calvert  Social  Money  Market  Portfolio

Managed  by  Calvert  Asset  Management  Company,  Inc.
Dear  Investor:



Investment  Climate
In the past year, fervor surrounding the stock market and the New Economy came to a crashing halt. The continued hope of strong growth, low inflation, and a low unemployment economy fueled by technology and productivity all but disappeared. Declining stock indices, rising energy prices, dot.com closings, and a protracted presidential election shook consumer confidence. All of these events, backed by a Federal Reserve that switched from a tightening bias to an easing bias, set the stage for talk of interest rate cuts in 2001.

Performance  and  Strategy
For the twelve months ended December 31, 2000, the Fund returned 5.94%* versus 5.99% for the Lipper Variable Annuity Money Market Average.

During this time we began to selectively extend the Portfolio to take advantage of possible further Fed tightening that was priced into market rates. The Fed kept rates unchanged and maintained an inflationary bias from May 16th through December 18th. Over the closing months of 2000, economic data began to show signs of growth deceleration. During this time, our goal was to maintain an average maturity slightly longer than that of our peers. As further signs of an economic slowdown began to appear, the market priced in a Fed easing. Currently, the market is pricing in multiple rate cuts. Therefore the prior extension should serve the Portfolio well.

Outlook
During the Fed's meeting on December 19th, 2000, policy-makers expressed concern about the risks of a recession. These concerns have resulted in talk of various interest rate cut scenarios. The consensus calls for multiple rate cuts in the first six months of the new year with fiscal stimulus in the form of a Bush administration tax cut in the latter months. Most economists believe that the Fed will prevent the U.S. economy from falling into a recession. During the coming months we will monitor economic releases and maintain a Portfolio maturity near the average of its peers in order to take advantage of market opportunities.

Sincerely,



Thomas  A.  Dailey
Calvert  Asset  Management  Company
January  31,  2001

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Money Market Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Fund, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Money Market Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

Money  Market  Portfolio
Schedule  of  Investments
December  31,  2000

                                                         Principal
Taxable  Variable  Rate  Demand  Notes  -  53.3%           Amount          Value
Alabama  State  IDA:
     6.66%,  5/1/10,  LOC:  Regions  Bank  *               $185,000     $185,000
     6.70%,  12/1/18,  LOC:  Bank  of  America  *           150,000      150,000
     6.70%,  12/1/19,  LOC:  Bank  of  America  *           310,000      310,000
Alabama  State  Incentives  Financing  Authority,  6.65%,  10/1/29,  LOC:  Ambac
     Confirming  LOC:  Southtrust  Bank                     700,000      700,000
Arkansas  State  DFA,  6.80%,  8/1/30,  LOC:  Bank  One,  NA  *
                                                            800,000      800,000
Aspen  Institute, Inc., 6.1038%, 12/1/04, LOC: First National Bank of Maryland *
                                                            300,000      300,000
Betters  Group  LP,  6.70%,  2/1/12,  LOC:  Century  National  Bank  and  Trust,
     Confirming  LOC:  Mellon  Bank  *                      410,000      410,000
Birmingham Public Educational Building Authority Student Housing Revenue, 7.00%, 6/1/30
     LOC:  First  Union  Bank                               215,000      215,000
Colorado  Health Facilities Authority Revenue, 6.70%, 4/1/20, LOC: Kredietbank *
                                                            545,000      545,000
Evangelical  Lutheran  Good  Samaritan  Fund,  5.95%,  11/1/01,  LOC:  FSA
                                                            305,000      302,627
Florida  Housing  Financial  Agency,  7.60%,  7/1/23,  LOC:  Heller  Financial
     Confirming  LOC:  Commeze  Bank,  AG*                  750,000      750,000
IPC  Industries,  Inc.,  6.70%,  10/1/11,  LOC:  National  Bank  of  Canada  *
                                                            280,000      280,000
Meriter  Hospital  Revenue,  6.75%,  12/1/16,  LOC:  Firstar  Bank  *
                                                            350,000      350,000
Montgomery  County,  Kentucky  IDA  Revenue,  6.70%,  8/1/06,
     LOC:  Fleet  Bank  *                                   169,000      169,000
Nevada  Housing  MFH  Revenue,  6.68%,  4/1/31,  LOC:  East-West  Bank,
     Confirming  LOC:  FHLB  -  San  Francisco*             585,000      585,000
New  Jersey  Economic  Development  Authority  Revenue,  6.90%,  11/1/06,
     LOC:  First  Union  Bank  *                            315,000      315,000
Post  Apartment  Homes  LP  MFH  Revenue,  6.64%,  7/15/29,  LOC:  FNMA  *
                                                            595,000      595,000
Sault  Ste  Marie,  Michigan,  7.04%,  6/1/03,  LOC:  First  America  Bank, MI *
                                                            125,000      125,000
Shawnee,  Kansas  Revenue,  6.99%,  12/1/12,  LOC:  Chase  Manhattan  *
                                                            615,000      615,000
Southeast  Alabama  Gas  Distribution  Revenue,  6.70%,  6/1/25,  LOC:  Ambac  *
                                                            500,000      500,000
St.  Joseph  County  Economic  Development  Revenue,  6.79%, 6/1/27, LOC: FHLB -
Indianapolis  *                                             850,000      850,000
St.  Paul,  Minnesota  Housing  and  Redevelopment  Authority,  6.75%,  6/1/15,
      LOC:  Dexia  Public  Finance  Bank                    670,000      670,000
St.  Paul,  Minnesota  Port  IDA, 6.80%, 6/1/11, LOC: US Bank - National Assn. *
                                                            680,000      680,000
Stow-Glen  Properties  LLC,  6.78%,  11/1/19,  LOC:  Firstar  Bank  *
                                                            290,000      290,000
W.L.  Petrey  Wholesale,  Inc.,  IDA,  6.70%, 3/1/11, LOC: Southtrust Bank, AL *
                                                            785,000      785,000
Washington  State  Housing  Finance  Authority,  6.70%,  7/1/29,
     LOC:  Bank  One,  NA  *                                580,000      580,000
Wenatchee  Valley,  6.75%,  11/23/24,  LOC:  US  Bank  -  National  Assn.  *
                                                            195,000      195,000

    Total Taxable Variable Rate Demand Notes (Cost $12,251,627)       12,251,627

COMMERCIAL  PAPER  -  10.8%
Alaska  Housing  Finance  Corp.,  6.58%,  2/23/01           500,000      495,157
Duke  University,  6.50%,  3/8/01                         1,000,000      988,083
Marshall  &  Ilsley  Corp.,  6.60%,  2/13/01              1,000,000      992,117

          Total  Commercial  Paper  (Cost  $2,475,357)                 2,475,357

CORPORATE  OBLIGATIONS  -  4.4%
Bank  of  America,  7.38%,  5/17/01                         500,000      500,000
John  Deere  Capital  Corp.,  7.14%,  6/20/01               500,000      500,000

          Total  Corporate Obligations (Cost $1,000,000)               1,000,000

                                                         Principal
CERTIFICATES  OF  DEPOSIT  -  2.2%                         Amount          Value
Dresdner  Bank,  AG,  6.99%,  7/13/01                      $500,000     $499,950

          Total  Certificates  of  Deposit (Cost $499,950)               499,950


U.S.  GOVERNMENT  AGENCIES  AND
INSTRUMENTALITIES  -  10.1%
Federal  Farm  Credit  Bank,  5.57%,  3/23/01               500,000      499,013
Federal  Home  Loan  Bank:
     6.56%,  2/15/01                                        520,000      519,940
     6.06%,  11/14/01                                     1,000,000    1,000,000
Federal  Home  Loan  Mortgage Corp., 6.50%, 1/12/01         300,000      300,000

           Total U.S. Government Agencies and Instrumentalities (Cost$2,318,953)
                                                                       2,318,953

Municipal  Obligations  -  16.1%
California  Pollution  Control  VRDN,  4.60%,  9/1/05, LOC: Wells Fargo Bank, NA
                                                            520,000      520,000
California  Statewide  Community  Development  Authority  MFH  Revenue:
     6.85%, 7/1/27, Confirming LOC: Commeze Bank, AG*       200,000      200,000
     7.00%,  7/1/29, LOC: Sanwa Bank, Confirming LOC: California State Teacher's
Retirement  System  *                                       345,000      345,000
     6.90%,  12/15/32,  LOC:  Bank  of  the  West*          750,000      750,000
Chattanooga,  Tennessee  IDA  Revenue VRDN, 7.33%, 3/1/08, LOC: Heller Financial
                                                            660,000      660,000
Health  Insurance  Plan  Greater NY Revenue, 6.85%, 7/1/16, LOC: Morgan Guaranty
Trust  *                                                    300,000      300,000
Maricopa  County,  Arizona  IDA  Revenue, 6.70%, 2/1/29, LOC: Banque National De
Paris  *                                                    935,000      935,000

          Total  Municipal Obligations (Cost $3,710,000)               3,710,000

               TOTAL INVESTMENTS (Cost $22,255,887) - 96.9%           22,255,887
               Other  assets  and  liabilities, net - 3.1%               713,220
               Net  Assets  -  100%                                  $22,969,107














* Optional tender features give these securities a shorter effective maturity date.

Explanation  of  Guarantees:      Abbreviations:
LOC:  Letter  of  Credit          Assn:  Association
MFH:  Multi-Family  Housing       FHLB:  Federal  Home  Loan  Bank
                                  FNMA:  Federal  National Mortgage  Association
                                  IDA:  Industrial  Development  Authority
                                  VRDN:  Variable  Rate  Demand  Notes

See  notes  to  financial  statements.

Money  Market  Portfolio
Statement  of  Assets  and  Liabilities
December  31,  2000

Assets
Investments in securities, at value - see accompanying schedule      $22,255,887
Cash                                                                     504,339
Interest  receivable                                                     239,602
Other  assets                                                                251
     Total  assets                                                    23,000,079

Liabilities
Payable  to  Calvert  Asset  Management  Company,  Inc.                    7,232
Payable  to  Calvert  Administrative  Services  Company                    4,426
Payable  to  Calvert  Shareholder  Services,  Inc.                           233
Accrued  expenses  and  other  liabilities                                19,081
     Total  liabilities                                                   30,972
          Net  assets                                                $22,969,107

Net  Assets  Consist  of:
Par  value  and  paid-in  capital  applicable  to  22,972,228  shares  of common stock  outstanding;  $0.01  par  value,  2,000,000,000  shares  authorized
                                                                     $22,967,653
Undistributed  net  investment  income                                     1,775
Accumulated  net  realized  gain  (loss)  on  investments                  (321)

          Net  Assets                                                $22,969,107

          Net  Asset  Value  per  Share                                    $1.00


See  notes  to  financial  statements.

Money  Market  Portfolio
Statement  of  Operations
Year  ended  December  31,  2000


Net  Investment  Income
Investment  Income:
     Interest  income                                                 $1,283,957
          Total  investment  income                                    1,283,957

Expenses:
     Investment  advisory  fee                                            59,608
     Transfer  agency  fees  and  expenses                                 6,033
     Administrative  fees                                                 35,076
     Accounting  fees                                                     11,016
     Directors'  fees  and  expenses                                       1,326
     Custodian  fees                                                       9,781
     Reports  to  shareholders                                               610
     Professional  fees                                                    7,919
     Miscellaneous                                                           468
          Total  expenses                                                131,837
          Fees  paid  indirectly                                        (10,995)
               Net  expenses                                             120,842

                    Net  Investment  Income                            1,163,115

Realized  Gain  (Loss)  on  Investments
Net  realized  gain  (loss)  on  investments                               (315)

               Increase  (Decrease)  in  Net  Assets
               Resulting  From  Operations                            $1,162,800



See  notes  to  financial  statements.

Money  Market  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended      Year  Ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                   2000            1999
Operations:
     Net  investment  income                         $1,163,115         $732,727
     Net  realized  gain  (loss)                          (315)              (6)

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                 1,162,800          732,721

Distributions  to  shareholders  from:
     Net  investment  income                        (1,161,350)        (733,026)

Capital  share  transactions:
     Shares  sold                                    44,748,186       40,553,397
     Reinvestment  of  distributions                  1,152,519          731,494
Shares  redeemed                                   (39,320,170)     (36,102,457)
          Total  capital  share  transactions         6,580,535        5,182,434

Total  Increase  (Decrease)  in  Net  Assets          6,581,985        5,182,129

Net  Assets
Beginning  of  year                                  16,387,122       11,204,993
End  of  year  (including  undistributed  net  investment
     income of $1,775 and $10, respectively)        $22,969,107      $16,387,122

Capital  Share  Activity
Shares  sold                                         44,748,186       40,553,397
Reinvestment  of  distributions                       1,152,519          731,494
Shares  redeemed                                   (39,320,170)     (36,102,457)
     Total  capital  share  activity                  6,580,535        5,182,434


See  notes  to  financial  statements.

Notes  to  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Security Valuation: All securities are valued at amortized cost, which approximates market.
Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio's average daily net assets. Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,414 for the year ended December 31, 2000. National Financial Data Services, Inc. is the transfer and dividend disbursing agent. Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note  C  -  Investment  Activity
The cost of investments owned at December 31, 2000, was substantially the same for federal income tax and financial reporting purposes.
As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.
Net realized capital loss carryforwards for federal income tax purposes, of $321 at December 31, 2000 may be utilized to offset future capital gains until expiration in December 2008.
Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2000 was $12,903 at a weighted average interest rate of 7.02%. The maximum amount of these borrowings outstanding during the year ended December 31, 2000 was $758,383 during November 2000. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2000.
Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Money  Market  Portfolio
Financial  Highlights

                                                           Years  Ended
                                                   December 31,     December 31,
                                                      2000              1999
Net  asset  value,  beginning                             $1.00            $1.00
Income  from  investment  operations
     Net  investment  income                               .058             .047
          Total  from  investment  operations              .058             .047
Distributions  from
     Net  investment  income                             (.058)           (.047)
Total  increase  (decrease)  in  net  asset  value            -                -
Net  asset  value,  ending                                $1.00            $1.00

Total  return                                             5.94%            4.82%
Ratios  to  average  net  assets:
     Net  investment  income                              5.85%            4.72%
     Total  expenses                                       .66%             .67%
     Expenses  before  offsets                             .66%             .67%
     Net  expenses                                         .61%             .64%
Net  assets,  ending  (in  thousands)                  $22,969           $16,387




                                                 Years  Ended
                                 December 31,     December 31,      December 31,
                                    1998            1997                 1996
Net  asset  value,  beginning           $1.00            $1.00             $1.00
Income  from  investment  operations
     Net  investment  income             .050             .051              .048
       Total from investment operations  .050             .051              .048
Distributions  from
     Net  investment  income           (.050)           (.051)            (.048)
Total  increase  (decrease)  in  net  asset  value
                                            -                -                 -
Net  asset  value,  ending              $1.00            $1.00             $1.00

Total  return                            5.14%            5.20%            4.95%
Ratios  to  average  net  assets:
     Net  investment  income             5.01%            5.10%            4.82%
     Total  expenses                      .66%             .69%             .75%
     Expenses  before  offsets            .66%             .69%             .75%
     Net  expenses                        .63%             .59%             .62%
Net assets, ending (in thousands)     $11,205           $6,242            $4,378

Calvert  Variable  Series,  Inc.
Calvert  social  small  cap  growth  Portfolio

Managed  by  Awad  Asset  Management,  Inc.
Dear  Investor:

The Portfolio did well relative to its benchmark for the year due to its low exposure to momentum and technology stocks and its over exposure to "growth at a reasonable price" stocks during the last half of the year, and its exposure to technology early in the year. While 2000 was a year in which many investors lost money as portfolios allocated to fast money sectors of the market were linked to unsustainable valuations, we maintained the discipline to rebalance, adding attractively priced, i.e. "growth at a reasonable price" mid-cap and small-cap sectors, which ultimately did better.

Performance
For  the  year  ending  December  31, the Fund returned 6.29%, outperforming the
Russell  2000  Index  TR  which  returned     -3.02%.

Investment  Climate
In the long run, equities have historically provided a compound annual return of approximately 11%*. There are shorter-term periods during which returns exceed or undershoot this average, but ultimately we regress back towards the mean.

History will label 2000 as the year we unwound the speculative stock market excesses of the late 1990s. Overall, the decade was characterized by good economic growth, declining inflation, declining interest rates, growing corporate profits, declining unemployment, and federal deficits giving way to surpluses. This environment led to stock prices rising at a rate beyond the long-term average. During the latter part of the 1990s though, investors lost their discipline and began to speculate in narrow sectors of the markets, driving prices in those sectors to levels that were both unrealistic and unsustainable. To compound the effect, investors pulled funds out of other stock market sectors to fuel the speculation.

Consequently internet, technology, and communications stocks became overvalued, and value, mid-cap, and small-cap sectors became undervalued. Investors with a sense of history saw this imbalance as something that would ultimately be corrected through regression towards the mean. But those caught up in the "easy money" psychology found out how "mean" mean reversion can be.

The reality check began to bubble up in 1999 as investors began to understand that many Internet companies would never be profitable. By the end of the first quarter of 2000, investors learned that many technology and communication companies, far from having unblemished growth potential, had stock market valuations that were inappropriate.


* For the forty-year period ended December 31, 2000, the S&P 500 Index returned 11.75% on an average annual basis.

CVS  Calvert  Social
Small  Cap  Growth  Portfolio1

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]








Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                       6.29%
Five  year                      7.60%
Since  inception  (3.15.95)     8.20%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 3.31.95.

Past  performance  does  not  indicate  future  results.

New  Subadvisor  assumed  management  of  the  Portfolio effective October 1997.

Outlook
As we look forward, we see a United States that still stands tall among nations. We have the world's most powerful economy and military. Our corporations are worldclass leaders. Our productivity and research are the envy of the world. Our long-term future is bright.

Yet, the shorter-term environment is somewhat subdued. Economic growth in 2001 will be somewhat less than recent experience; inflation may creep up as will unemployment; corporate profits may well flatten out. Those who suffered large stock market losses may retreat to the sidelines.

Still, opportunity exists to make money in the markets in 2001. Many stocks that were ignored in the speculative market of the late 1990s remain compellingly cheap. Companies showing good earnings growth and strong strategic value will create investment opportunities. It will be a year where relative value and research-oriented stock selection will prevail, and we expect the Portfolio to do well in this environment.


Sincerely,

James  D.  Awad
Awad  Asset  Management
January  31,  2001


Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Small Cap Growth Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Fund, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

Small  Cap  Growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  86.6%                             Shares            Value
Agricultural  Products  -  4.2%
Corn  Products  International,  Inc.                     10,300         $299,344

Air  Freight  -  3.6%
Iron  Mountain,  Inc.*                                    7,000          259,875

Auto  Parts  &  Equipment  -  4.4%
Gentex  Corp.*                                           17,000          316,625

Banks  -  5.3%
Capital  Crossing  Bank*                                 10,000          111,250
North  Fork  Bancorp.*                                   11,000          270,188
                                                                         381,438

Broadcast  -  TV,  Radio  and  Cable  -  2.8%
Spanish  Broadcasting  System,  Class  A*                39,700          198,500

Communications  Equipment  -  6.9%
American  Tower  Corp.,  Class  A*                        7,500          284,062
Commscope,  Inc.*                                        13,000          215,313
                                                                         499,375

Computers  -  Peripherals  -  1.2%
Maxtor  Corp.*                                            8,000           44,750
Printronix,  Inc.*                                        6,000           42,187
                                                                          86,937

Computers  -  Software  &  Services  -  1.5%
Kronos,  Inc.*                                            3,500          108,281

Cosmetics  -  2.4%
AptarGroup,  Inc.                                         5,900          173,312

Distributors  -  Food  &  Health  -  2.4%
Ventiv  Health,  Inc.*                                   14,000          175,875

Financial  -  Diversified  -  3.3%
Doral  Financial  Corp.                                   9,800          237,037

Food  -  0.1%
Del  Monte  Foods  Co.*                                   1,500           10,875

Healthcare,  Medical  Product  and  Supplies  -  0.6%
Sola  International,  Inc.*                              10,000           41,250

Healthcare  -  Special  Services  -  4.4%
Hooper  Holmes,  Inc.                                    29,000          320,740

Insurance  -  Life  /  Health  -  4.7%
Annuity  and  Life  Realty  Holdings                      7,500          239,531
Presidential  Life  Corp.                                 6,500           97,094
                                                                         336,625

Investment  Management  -  3.8%
Investors  Financial  Services  Corp.                     3,200          275,200

Equity  Securities  -  Cont'd                            Shares            Value
Machinery  -  Diversified  -  3.6%
Kaydon  Corp.                                            10,300         $256,213

Publishing  -  5.1%
John  Wiley  &  Sons,  Inc.,  Class  A                    8,100          174,150
Penton  Media,  Inc.                                      7,300          196,188
                                                                         370,338

Railroads  -  4.4%
Kansas  City  Southern  Industries,  Inc.                31,000          313,875

Services  -  Advertising  and  Marketing  -  0.4%
RMH  Teleservices,  Inc.*                                 3,000           27,750

Services  -  Commercial  and  Consumer  -  6.3%
New  Horizons  Worldwide,  Inc.*                          6,450           89,494
Startek  Inc.*                                           11,300          173,737
TeleTech  Holdings,  Inc.*                               10,500          192,938
                                                                         456,169

Services  -  Computer  Systems  -  7.8%
Comdisco,  Inc.                                          23,500          268,781
Investment  Technology  Group,  Inc.*                     7,000          292,250
                                                                         561,031

Services  -  Data  Processing  -  3.9%
Nova  Corp.*                                             14,000          279,125

Specialty  Printing  -  2.8%
Valassis  Communications,  Inc.*                          6,400          202,000

Telecommunications  -  Long  Distance  -  0.7%
Alaska  Communications  Systems  Group,  Inc.*            7,000           50,750


     Total  Equity  Securities  (Cost  $5,973,327)                     6,238,540

               TOTAL INVESTMENTS (Cost $5,973,327) - 86.6%             6,238,540
               Other  assets  and liabilities, net - 13.4%               965,767
               Net  Assets  -  100%                                   $7,204,307


*   Non-income  producing.

See  notes  to  financial  statements.

small  cap  Growth  Portfolio
Statement  of  Assets  and  Liabilities
December  31,  2000

Assets
Investments in securities, at value - see accompanying schedule       $6,238,540
Cash                                                                   1,000,532
Receivable  for  investments  sold                                        25,498
Receivable  for  shares  sold                                             10,083
Dividends  receivable                                                      3,344
Other  assets                                                                 69
     Total  assets                                                     7,278,066

Liabilities
Payable  for  securities  redeemed                                        58,082
Payable  to  Calvert  Asset  Management  Company,  Inc.                    6,149
Payable  to  Calvert  Administrative  Services  Company                    1,438
Accrued  expenses  and  other  liabilities                                 8,090
     Total  liabilities                                                   73,759
          Net  assets                                                 $7,204,307

Net  Assets  Consist  of:
Par  value  and  paid-in  capital  applicable  to  530,468  shares  of  common stock  outstanding;  $0.01  par  value,  1,000,000,000  shares  authorized
                                                                      $6,736,102
Accumulated  net  realized  gain  (loss)  on  investments                202,992
Net  unrealized  appreciation  (depreciation)  on  investments           265,213

          Net  Assets                                                 $7,204,307

          Net  Asset  Value  per  Share                                   $13.58


See  notes  to  financial  statements.

small  cap  Growth  Portfolio
Statement  of  Operations
Year  ended  December  31,  2000

Net  Investment  Income
Investment  Income:
     Dividend  income  (net  of foreign taxes withheld of $368)          $22,984
          Total  investment  income                                       22,984

Expenses:
     Investment  advisory  fee                                            43,830
     Transfer  agent  fees  and  expenses                                  4,889
     Accounting  fees                                                      9,782
     Directors'  fees  and  expenses                                         403
     Administrative  fees                                                 14,610
     Custodian  fees                                                      11,260
     Reports  to  shareholders                                             2,574
     Professional  fees                                                    6,572
     Miscellaneous                                                           126
          Total  expenses                                                 94,046
          Fees  paid  indirectly                                        (20,613)
               Net  expenses                                              73,433

                    Net  Investment  Income  (Loss)                     (50,449)

Realized  and  Unrealized  Gain  (Loss)  on  Investments
Net  realized  gain  (loss)                                              913,218
Change  in  unrealized  appreciation  or  (depreciation)               (556,626)

               Net  Realized  and  Unrealized  Gain
               (Loss)  on  Investments                                   356,592

               Increase  (Decrease)  in  Net  Assets
               Resulting  From  Operations                              $306,143


See  notes  to  financial  statements.

small  cap  Growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended      Year  ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                  2000             1999
Operations:
     Net  investment  income  (loss)                  ($50,449)        ($17,702)
     Net  realized  gain  (loss)                        913,218        (130,377)
     Change  in  unrealized  appreciation  or  (depreciation)
                                                      (556,626)          881,401

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                   306,143          733,322

Distributions  to  shareholders  from:
     Net  investment  income                                  -          (1,634)
     Net  realized  gain  on  investments             (269,190)                -
          Total  distributions                        (269,190)          (1,634)

Capital  share  transactions:
     Shares  sold                                     4,159,668        1,394,746
     Reinvestment  of  distributions                    269,190            1,634
     Shares  redeemed                               (1,710,984)      (1,304,404)
          Total  capital  share  transactions         2,717,874           91,976

Total  Increase  (Decrease)  in  Net  Assets          2,754,827          823,664

Net  Assets
Beginning  of  year                                   4,449,480        3,625,816
End  of  year                                        $7,204,307       $4,449,480

Capital  Share  Activity
Shares  sold                                            296,512          127,963
Reinvestment  of  distributions                          19,735              124
Shares  redeemed                                      (121,000)        (118,808)
     Total  capital  share  activity                    195,247            9,279


See  notes  to  financial  statements.

Notes  to  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly of
 .25%  based  on  the  Portfolio's  average  daily  net  assets.
Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note  C  -  Investment  Activity
During the year purchases and sales of investments, other than short-term securities, were $7,295,832 and $5,356,628, respectively.
The cost of investments owned at December 31, 2000 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $265,213, of which $1,055,907 related to appreciated securities and $790,694 related to depreciated securities.
Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2000.
Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax  Information  (unaudited)
The Portfolio designates $98,175 as capital gain dividends paid during the taxable year ended December 31, 2000.

Small  Cap  Growth  Portfolio
Financial  Highlights

                                                           Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $13.27           $11.12
Income  from  investment  operations
     Net  investment  income  (loss)                      (.10)            (.05)
     Net  realized  and  unrealized  gain  (loss)           .94             2.20
          Total  from  investment  operations               .84             2.15
Distributions  from
     Net  investment  income                                  -               **
     Net  realized  gains                                 (.53)                -
          Total  distributions                            (.53)                -
Total  increase  (decrease)  in  net  asset  value          .31             2.15
Net  asset  value,  ending                               $13.58           $13.27

Total  return                                             6.29%           19.38%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.86%)           (.51%)
     Total  expenses                                      1.61%            1.58%
     Expenses  before  offsets                            1.61%            1.58%
     Net  expenses                                        1.26%            1.15%
Portfolio  turnover                                        106%              79%
Net  assets,  ending  (in  thousands)                    $7,204           $4,449



                                                  Periods  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $12.02           $14.65           $10.94
Income  from  investment  operations
     Net  investment  income  (loss)       .02            (.12)            (.15)
     Net  realized  and  unrealized  gain  (loss)
                                         (.77)           (1.32)             3.90
        Total from investment operations (.75)           (1.44)             3.75
Distributions  from
     Net  investment  income             (.01)                -                -
     Net  realized  gains                (.14)           (1.19)            (.04)
          Total  distributions           (.15)           (1.19)            (.04)
Total  increase  (decrease)  in  net  asset  value
                                         (.90)           (2.63)             3.71
Net  asset  value,  ending              $11.12           $12.02           $14.65

Total  return                          (6.23%)          (9.86%)           34.33%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)      .12%          (1.19%)          (1.60%)
     Total  expenses                     1.33%            2.10%            2.47%
     Expenses  before  offsets           1.33%            1.92%            2.27%
     Net  expenses                       1.12%            1.61%            1.81%
Portfolio  turnover                        72%             292%             120%
Net assets, ending (in thousands)       $3,626           $4,146           $3,031








**     Distribution  was  less  than  .01  per  share.

Calvert  Variable  Series,  Inc.
Calvert  Social  Mid  Cap  Growth  Portfolio

Managed  by  Brown  Capital  Management,  Inc.




Dear  Investor:

Performance  and  Strategy
For the year ended December 31, 2000, the Portfolio returned 11.57%, outperforming its peer group, as represented by the Lipper Variable Annuity Midcap Average, which returned 5.21%. The primary driver of outperformance was stock selection and broad sector diversification. Sector allocation, particularly our decision to underweight the technology sector relative to the peer group weighting, also contributed to the relative outperformance.

Our stock selection was particularly strong within the Financials, Consumer Discretionary, and Health Care sectors. Within Financials, relative outperformance was attributable to our investments in Paychex, USA Education, Advent Software, Bisys Group, and Legg Mason. In the Consumer Discretionary sector, relative outperformance was attributable to our investments in Kohls and Robert Half Int'l, and the avoidance of such internet-related stocks as CMGI, Doubleclick, and Infospace. In the Health Care sector, relative outperformance was attributable to our investments in Cardinal Health, Alza, Omnicare, and Health Management Associates. At the sector allocation level, the strongest contribution came from our decision to overweight the Financial Services sector.

Investment  Climate
1999 into 2000 was a period in which a Wild West mentality prevailed - where many investors shunned any attention to fundamental analysis or valuation discipline in favor of chasing stratospheric performance. Federal Reserve Chairman Greenspan coined the right words,"irrational exuberance". We did not fall prey to it. Our strategy during 2000 was two-fold: First, we stuck to our Growth At A Reasonable Price ("GARP") investment style and did not become seduced by 1999 stock performance and thus participate in the greater fool theory; Second, we continually challenged our fundamental assumptions and made certain we only owned stocks with attractive, risk-adjusted expected returns relative to the market. The Portfolio benefited from our disciplined approach to equity investing.


CVS  Calvert  Social
Mid  Cap  Growth  Portfolio1
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2





[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                       11.57%
Five  year                      15.50%
Since  inception  (7.16.91)     13.80%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For  comparison  purposes,  Portfolio  and  Index performance is shown from the
month  end  date of 7.31.91, rather than the   actual inception date of 7.16.91.

Past  performance  does  not  indicate  future  results.

New  subadvisors  assumed  management  of the Portfolio effective December 1994.

Outlook
We know that 2001 will be a challenging year in which to make money. Some very smart people are giving a high probability of a recession next year. But now with the likely prospect of near term rate cuts by the Fed, we project a slowdown and not a recession. Investors should take comfort in knowing that our investment approach has proven once again to work well in most stock market environments.



Sincerely,


Ed  Brown
Brown  Capital  Management
January  31,  2001


Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Mid Cap Growth Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Fund, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

Mid  Cap  Growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  92.8%                             Shares            Value
Communications  Equipment  -  2.2%
ADC  Telecommunications,  Inc.  *                        78,600       $1,424,625

Computer  -  Software  &  Services  -  9.2%
Advent  Software,  Inc.  *                               26,200        1,049,637
Amdocs,  Ltd.*                                           21,400        1,417,750
Compuware  Corp.*                                       177,900        1,111,875
Intuit,  Inc.*                                           13,100          516,631
Rational  Software  Corp.*                               25,300          985,119
Transaction  Systems  Architects,  Inc.*                 70,300          812,844
                                                                       5,893,856

Distributors  -  Food  and  Health  -  3.6%
Cardinal  Health,  Inc.                                  23,100        2,301,338

Electrical  Equipment  -  6.4%
Flextronics  International,  Ltd.*                       35,900        1,023,150
Sanmina  Corp.*                                          22,100        1,693,412
Solectron  Corp.*                                        41,400        1,403,460
                                                                       4,120,022

Electronics  -  Semiconductors  -  8.6%
Altera  Corp.  *                                         50,400        1,326,150
Analog  Devices,  Inc.*                                   6,100          312,244
Atmel  Corp.  *                                         118,100        1,372,912
Conexant  System,  Inc.*                                 27,000          415,125
Vitesse  Semiconductor  Corp.*                           29,700        1,642,781
Xilinx,  Inc.*                                            9,000          415,125
                                                                       5,484,337

Financial  -  Diversified  -  2.6%
USA  Education,  Inc.*                                   24,100        1,638,800

Healthcare  -  Drugs  -  General,  Other  -  1.3%
Alza  Corp.*                                             19,000          807,500

Healthcare  -  Hospital  Management  -  2.3%
Health  Management  Associates,  Inc.  *                 70,500        1,462,875

Healthcare  -  Medical  Product  and  Supplies  -  5.0%
Biomet,  Inc.                                            31,900        1,266,031
Guidant  Corp.  *                                        35,944        1,938,730
                                                                       3,204,761

Healthcare  -  Special  Services  -  6.8%
Covance,  Inc.  *                                       146,400        1,573,800
Omnicare,  Inc.                                          76,400        1,652,150
Quintiles  Transnational  Corp.  *                       54,400        1,139,000
                                                                       4,364,950

Insurance  -  Life  and  Health  -  0.5%
Aflac,  Inc.                                              4,400          317,625

Investment  Banking  and  Brokerage  -  2.9%
Legg  Mason,  Inc.                                       33,500        1,825,750

Equity  Securities  -  Cont'd                            Shares            Value
Investment  Management  -  5.0%
Franklin  Resources,  Inc.                               40,386       $1,538,707
T.  Rowe  Price  Associates                              40,000        1,690,625
                                                                       3,229,332

Leisure  Time  -  Products  -  1.2%
Harley-Davidson,  Inc.                                   20,100          798,975

Manufacturing  -  Specialized  -  1.2%
Jabil  Circuit,  Inc.  *                                 30,200          766,325

Oil  and  Gas  -  Drilling  and  Equipment  -  2.3%
Smith  International,  Inc.  *                           19,600        1,461,425

Power  Producers  -  Independent  -  3.6%
AES  Corp.  *                                            20,000        1,107,500
Calpine  Corp.*                                          26,800        1,207,675
                                                                       2,315,175

Retail  -  Building  Supplies  -  2.7%
Fastenal  Co.                                            31,800        1,745,025

Retail  -  Department  Stores  -  2.1%
Kohl's  Corp.  *                                         21,700        1,323,700

Retail  -  Discounters  -  4.4%
Dollar  General  Corp.                                   90,263        1,703,714
Dollar  Tree  Stores,  Inc.  *                           45,650        1,118,425
                                                                       2,822,139

Retail  -  Specialty  -  1.0%
Staples,  Inc.  *                                        52,000          614,250

Services  -  Advertising  and  Marketing  -  6.5%
Acxiom  Corp.*                                           49,500        1,927,406
Catalina  Marketing  Corp.  *                            57,800        2,250,588
                                                                       4,177,994

Services  -  Data  Processing  -  7.5%
Bisys  Group,  Inc.  *                                   52,300        2,726,138
Fiserv,  Inc.  *                                         23,450        1,112,409
Paychex,  Inc.                                           19,775          961,559
                                                                       4,800,106

Services  -  Employment  -  1.2%
Robert  Half  International,  Inc.  *                    29,600          784,400


Telephone  -  2.7%
CenturyTel,  Inc.                                        48,500        1,733,875


     Total  Equity  Securities  (Cost  $55,842,908)                   59,419,160

                                                      Principal
Repurchase  Agreements  -  7.2%                          Amount            Value
State  Street  Bank,  6.35%,  dated  12/29/00,  due  1/2/01(Repurchase  proceeds
$4,603,246);                                         $4,600,000       $4,600,000
(Collateral:  $4,746,378,  FNMA,  5.92%,  5/15/08)

     Total  Repurchase  Agreements  (Cost  $4,600,000)                 4,600,000


               TOTAL INVESTMENTS (Cost $60,442,908) - 100.0%          64,019,160
               Other  assets  and  liabilities,  net - 0.0%                7,817
               Net  Assets  -  100%                                  $64,026,977




*  Non-income  producing.

Abbreviations:
FNMA:  Federal  National  Mortgage  Association

See  notes  to  financial  statements.

Mid  Cap  Growth  Portfolio
Statement  of  Assets  and  Liabilities
December  31,  2000

Assets
Investments in securities, at value - see accompanying schedule      $64,019,160
Cash                                                                     382,504
Interest  and  dividends  receivable                                      14,614
Other  assets                                                                631
     Total  assets                                                    64,416,909

Liabilities
Payable  for  securities  purchased                                      328,382
Payable  to  Calvert  Asset  Management  Company,  Inc.                   36,367
Payable  to  Calvert  Administrative  Services  Company                   12,417
Payable  to  Calvert  Shareholder  Services,  Inc.                           586
Accrued  expenses  and  other  liabilities                                12,180
     Total  liabilities                                                  389,932
          Net  assets                                                $64,026,977

Net  Assets  Consist  of:
Par  value  and  paid-in  capital  applicable  to  2,063,040  shares  of  common stock  outstanding;  $0.01  par  value,  1,000,000,000  shares  authorized
                                                                     $56,377,334
Accumulated  net  realized  gain  (loss)  on  investments              4,073,391
Net  unrealized  appreciation  (depreciation)  on investments          3,576,252

          Net  Assets                                                $64,026,977

          Net  Asset  Value  per  Share                                   $31.04

See  notes  to  financial  statements.

Mid  Cap  Growth  Portfolio
Statement  of  Operations
Year  Ended  December  31,  2000

Net  Investment  Income
Investment  Income:
     Interest  Income                                                    $55,588
     Dividend  income                                                    159,555
          Total  investment  income                                      215,143

Expenses:
     Investment  advisory  fee                                           336,465
     Transfer  agency  fees  and  expenses                                37,193
     Accounting  fees                                                     21,848
     Directors'  fees  and  expenses                                       3,459
     Administrative  fees                                                129,410
     Custodian  fees                                                      23,576
     Reports  to  shareholders                                            17,389
     Professional  fees                                                   10,562
     Miscellaneous                                                           475
          Total  expenses                                                580,377
          Fees  paid  indirectly                                        (54,849)
               Net  expenses                                             525,528

                    Net  Investment  Income  (Loss)                    (310,385)

Realized  and  Unrealized  Gain  (Loss)  on  Investments
Net  realized  gain  (loss)                                            8,690,564
Change  in  unrealized  appreciation  or  (depreciation)             (4,294,384)

               Net  Realized  and  Unrealized  Gain
               (Loss)  on  Investments                                 4,396,180

               Increase  (Decrease)  in  Net  Assets
               Resulting  From  Operations                            $4,085,795



See  notes  to  financial  statements.

Mid  Cap  Growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                   Year  Ended       Year  ended
                                                  December 31,      December 31,
Increase  (Decrease)  in  Net  Assets                 2000             1999
Operations:
     Net  investment  income  (loss)                ($310,385)        ($301,086)
     Net  realized  gain  (loss)                     8,690,564         3,421,480
     Change  in  unrealized  appreciation  or  (depreciation)
                                                   (4,294,384)         (234,549)

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                4,085,795         2,885,845

Distributions  to  shareholders  from:
     Net  realized  gain  on  investments          (4,820,009)       (3,398,247)
          Total  distributions                     (4,820,009)       (3,398,247)

Capital  share  transactions:
     Shares  sold                                   43,937,767        15,126,008
          Reinvestment  of  distributions            4,820,009         3,398,258
     Shares  redeemed                             (27,972,652)      (13,573,536)
          Total capital share transactions          20,785,124         4,950,730

Total  Increase  (Decrease)  in  Net  Assets        20,050,910         4,438,328

Net  Assets
Beginning  of  year                                 43,976,067        39,537,739
End  of  year                                      $64,026,977       $43,976,067

Capital  Share  Activity
Shares  sold                                         1,264,805           503,241
Reinvestment  of  distributions                        151,477           113,576
Shares  redeemed                                     (817,548)         (451,747)
     Total  capital  share  activity                   598,734           165,070



See  notes  to  financial  statements.

Notes  to  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .65%, of the Portfolio's average daily net assets. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .25%  based  on  the  Portfolio's  annual  average  daily  net  assets.
Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,151 for the year ended December 31, 2000. National Financial Data Services, Inc. is the transfer and dividend disbursing agent. Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note  C  -  Investment  Activity
During the year, purchases and sales of investments, other than short-term securities, were $59,720,635 and $47,624,914, respectively.
The cost of investments owned at December 31, 2000, was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $3,576,252, of which $8,899,872 related to appreciated securities and $5,323,620 related to depreciated securities.
Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2000 was $2,894 at a weighted average interest rate of 7.20%. The maximum amount of these borrowings outstanding during the year ended December 31, 2000 was $660,540 during November 2000. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2000.
Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


Tax  Information  (unaudited)
The Portfolio designates $4,066,125 as capital gain dividends paid during the taxable year ended December 31, 2000.

Mid  Cap  Growth  Portfolio
Financial  Highlights

                                                          Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $30.03           $30.43
Income  from  investment  operations
     Net  investment  income  (loss)                      (.15)            (.21)
     Net  realized  and  unrealized  gain  (loss)          3.69             2.31
          Total  from  investment  operations              3.54             2.11
Distributions  from
     Net  realized  gains                                (2.53)           (2.51)
          Total  distributions                           (2.53)           (2.51)
Total  increase  (decrease)  in  net  asset  value         1.01            (.40)
Net  asset  value,  ending                               $31.04           $30.03

Total  return                                            11.57%            6.97%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.60%)           (.73%)
     Total  expenses                                      1.12%            1.11%
     Expenses  before  offsets                            1.12%            1.11%
     Net  expenses                                        1.02%            1.02%
 Portfolio  turnover                                        97%             101%
Net  assets,  ending  (in  thousands)                   $64,027          $43,976





                                                  Years  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $26.63           $24.05           $22.42
Income  from  investment  operations
     Net  investment  income  (loss)     (.14)            (.04)            (.12)
     Net  realized  and  unrealized  gain  (loss)
                                          8.00             5.70             1.79
        Total from investment operations  7.86             5.66             1.67
Distributions  from
     Net  realized  gains               (4.06)           (3.08)            (.04)
          Total  distributions          (4.06)           (3.08)            (.04)
Total  increase  (decrease)  in  net  asset  value
                                          3.80             2.58             1.63
Net  asset  value,  ending              $30.43           $26.63           $24.05

Total  return                           29.88%           23.53%            7.44%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)    (.60%)           (.17%)           (.60%)
     Total  expenses                     1.05%            1.04%            1.33%
     Expenses  before  offsets           1.05%            1.04%            1.33%
     Net  expenses                       1.00%             .96%            1.00%
Portfolio  turnover                        65%              96%             124%
Net assets, ending (in thousands)      $39,538          $26,117          $19,904

Calvert  Variable  Series,  Inc.
Calvert  social  International  Equity  Portfolio
Managed  by  Murray  Johnstone  International,  Ltd.

Dear  Investor:

The negatives for the year 2000 were rising oil prices, falling earnings, and a weak Euro. And it is clear that the US economy, a principal driver of the global economy for the past three years, has begun to slow. While the US was growing at a brisk rate, demand spilled over into the international markets, lifting sales and earnings. The sluggish economies in Europe and even Japan were beneficiaries of brisker trade.

Economic  and  Market  Background
The year opened with markets corrections. Wall Street succumbed to the extreme levels of some valuations and the S&P 500 Index fell. International markets experienced the same phenomenon. While "new economy" stocks focusing on technology, media and telecommunications (TMT) also fell it was these companies that led the recovery when market confidence returned. However, there were signs late in March that investors were beginning to realize profits in their TMT stocks and rebalance their portfolios back towards "old economy" stocks with attractive valuations. This took the edge off the MSCI EAFE Index, which ended the first quarter unchanged.

Mixed messages on growth and interest rates were the key features of the second quarter. For the first time in several months, a cooling US economy allowed the Fed to leave rates unchanged in June, after raising them the month before. At the same time in the UK, signs of slowing activity enabled the government to leave short-term interest rates unchanged. Sterling immediately fell back versus both the US dollar and the Euro, and the Euro gained further ground when the European Central Bank announced a rise in rates of 50 basis points to 4.25% on June 8th on fears of inflation.

Runaway oil price increases in the third quarter forced sharp market corrections and threatened serious consequences for financial assets. Most importantly, global liquidity deteriorated as more funds were channeled to the oil producing nations. As the price of oil rose, the cost of fuel supplies increased and profit margins eroded. As manufacturers attempted to pass on the higher costs to customers, the threat of inflation increased.

Through the middle of the year companies were reporting on successful first half trading. But entering the fourth quarter, economic growth had clearly peaked and the extent of the slowdown was brought into sharp focus. The high price of oil was only one factor: more telling was the manufacturing and technology slowdown. The warning from Intel in the previous quarter proved to be the first in a long line of cautious statements and forecasts that characterized the sector. Falling GDP estimates for annualized growth - +2.3% in the third quarter versus +5.6% in the second quarter - confirmed the slowdown. While the current account deficit broke new records, news about growing inventories was also unsettling. The Fed had shifted from its "tightening" bias of November to an easier stance.

CVS  Calvert  Social
International  Equity  Portfolio
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.







[INSERT  LINE  GRAPH  HERE]








Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                     (17.40%)
Five  year                      11.02%
Since  inception  (6.30.92)     10.38%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past  performance  does  not  indicate  future  results.

Against this background the European markets were down 7.1% for the year, although this was in part due to the currency impact. Whereas last year saw corrections in sectors within markets, the damage this year has been severe across most sectors. Indeed a feature of this year in Europe was rotation: sectors, which were weak one month were often strong performers the next. Japan, where the Portfolio has been almost fully weighted for most of the year, corrected by 28.1%. Emerging Markets were also volatile during the year. Latin America, where the Portfolio's emerging markets exposure is concentrated, was the best performing region on a relative basis.

Performance  and  Investment  Strategy

During the year ended December 31, 2000, the Portfolio returned -17.40% compared to its benchmark, the MCSI EAFE Index, which returned -13.96%.

While pursuing a strategy of investing in "quality" companies with sound earnings streams, stocks were severely punished for even marginally disappointing results. At times like this it is important to have a medium-term strategy for investments in place and to stick to it. Having already reduced the Portfolio's exposure to telecommunication companies in the first half of the year, we started to add to this sector in the final quarter of the year, with stock purchases that included Portugal Telecom and Tele-Danmark. We also reduced exposure to Japan, so that this market is now underweighted relative to its size in the index.

Market  Outlook

If the sea change brought about by the slowing US economy is reinforced over the early weeks of the new year it will have implications for the global economy and for financial markets. As the US economy slows, interest rates will fall and the effects will spread to markets in Europe and the Far East. Although global demand will shrink, dollar-linked economies will benefit from the lower currency. The biggest questions surround earnings: while downgrades and cautious statements have increased in frequency through the last quarter of 2000, it is possible that demand figures in the real economy will look healthier by the end of the next quarter. This encouragement should bring investors back and give support to these beleaguered markets.

Sincerely,



Andrew  Preston
Murray  Johnstone  International
January  31,  2001

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social International Equity Portfolio, (one of the portfolios comprising Calvert Variable Series Inc., hereafter referred to as the "Fund"), as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Fund, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

INternational  Equity  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  97.3%                                 Shares        Value
Argentina  -  1.7%
Banco  Frances  (ADR)                                        15,000     $315,000

Australia  -  1.5%
National  Australia  Bank                                    11,000      176,313
Qantas  Airways,  Ltd.                                       55,000      108,566
                                                                         284,879

Belgium  -  1.5%
Fortis                                                        8,742      284,022

Brazil  -  4.0%
Tele  Norte  Leste  Participacoes  (ADR)                     20,000      456,259
Uniao  de  Bancos  Brasilerios  (GDR)                        10,000      294,375
                                                                         750,634

Denmark  -  1.8%
Novo-Nordisk                                                  1,212      217,444
Tele  Danmark                                                 2,782      113,483
                                                                         330,927

Finland  -  0.5%
Sonera  Oyj                                                   4,669       84,615

France  -  8.2%
BNP  Paribas                                                  3,151      276,647
Cap  Gemini                                                   2,232      360,066
Carrefour                                                     3,307      207,743
Equant  (ADR)  *                                              2,532       65,990
Legrand                                                       1,479      298,588
Vivendi                                                       4,658      306,608
                                                                       1,515,642

Germany  -  5.4%
Dresdner  Bank                                                6,896      300,780
Epcos                                                         1,991      172,933
Linde                                                         5,850      283,996
Marschollek  Lauten                                           2,202      243,986
                                                                       1,001,695

Hong  Kong  -  2.3%
Sun  Hung  Kai  Properties                                   22,000      219,303
Swire  Pacific  Ltd.                                         30,000      215,393
                                                                         434,696

Ireland  -  1.7%
Allied  Irish  Banks                                         27,041      314,855

Italy  -  4.6%
Banca  Popolare  Di  Milano                                  27,718      137,944
RAS                                                          21,711      338,622
Seat  Pagine  Gialle                                              1            2
Telecom  Italia  Spa                                         62,749      377,096
                                                                         853,664

Equity  Securities  -  Cont'd                                Shares        Value
Japan  -  23.5%
Amada  Co.,  Ltd.                                            38,000     $282,540
Canon  Sales  Co.,  Inc.                                     18,000      211,144
Fuji  Machine  Manufacturing                                  5,200      139,188
Fuji  Photo  Film  Co.,  Ltd.                                 9,000      376,312
Fujitsu                                                      12,000      176,767
Kyocera  Corp.                                                2,300      250,883
Matsushita  Communications                                    2,000      251,050
Murata  Manufacturing  Co.                                    2,600      304,759
Nippon  Express  Co.                                         55,000      331,963
NSK,  Ltd.                                                   40,000      244,577
NTT  Docomo                                                      10      172,323
NTT  Corp.                                                       33      237,570
Omron  Corp.                                                 12,000      249,300
Sumitomo  Bakelite                                           29,000      267,119
Sumitomo  Bank                                               26,000      266,777
West  Japan  Railway  Co.                                        77      340,142
Yamanouchi  Pharmaceutical                                    6,000      259,272
                                                                       4,361,686

Mexico  -  2.5%
Grupo  Industrial  Durango  (ADR)*                            9,441       57,236
Telefonos  de  Mexico  (ADR)                                  9,000      406,125
                                                                         463,361

Netherlands  -  6.9%
Aegon  N.V.                                                   2,864      118,490
Elsevier                                                     38,995      573,411
Philips  Electronics                                          9,879      361,966
Vedior                                                       19,444      234,614
                                                                       1,288,481

New  Zealand  -  0.4%
Telecom  Corp.  of  New  Zealand                             32,000       68,110

Norway  -  1.1%
Tomra  Systems  ASA                                          10,966      213,141

Portugal  -  0.6%
Portugal  Telecom                                            11,697      106,979

Singapore  -  1.2%
City  Developments                                           21,000       97,604
O/Seas  Chinese  Bank                                        18,000      134,065
                                                                         231,669

Spain  -  4.2%
Bilbao  -  Vizcaya  International                            23,025      342,684
Gas  Natural  SDG                                            10,138      184,680
Telefonica  S.A.                                             15,060      248,888
                                                                         776,252

Sweden  -  2.8%
Ericsson  (LM)  Series  B  *                                 20,078      228,667
SKF  Series  B                                               19,727      297,817
                                                                         526,484

Switzerland  -  3.4%
Zurich  Financial  Services                                   1,038      625,656

Equity  Securities  -  Cont'd                                Shares        Value
United  Kingdom  -  17.5%
Autonomy  Corp.  *                                            2,480      $70,829
Barclays                                                     12,500      387,283
Beazer  Group                                                 8,584       18,868
Bellway                                                       3,760       19,397
British  Telecom                                              7,700       65,859
Cadbury  Schweppes                                           50,000      346,162
CGNU  PLC                                                    12,480      201,916
Carlton  Communications                                      45,000      411,133
FirstGroup  PLC                                              30,000      111,250
Glaxosmithkline                                              13,656      385,935
Halifax  Group                                               15,000      148,820
Kingfisher                                                   10,000       74,429
Marconi                                                      25,000      268,780
Mayflower  Corp.                                             30,000       34,541
Pearson                                                      13,872      329,811
Vodafone  Group                                             100,000      367,096
                                                                       3,242,109

          Total  Equity  Securities  (Cost $18,259,396)               18,074,557


               TOTAL  INVESTMENTS  (Cost  $18,259,396)  -  97.3%      18,074,557
               Other  assets  and  liabilities, net - 2.7%               497,484
               Net  Assets  -  100%                                  $18,572,041








*   Non-income  producing.

Abbreviations:
ADR:  American  Depository  Receipts
GDR:  Global  Depository  Receipts

See  notes  to  financial  statements.

International  equity  Portfolio
Statement  of  Assets  and  Liabilities
December  31,  2000

Assets
Investments in securities, at value - see accompanying schedule      $18,074,557
Cash                                                                     506,950
Dividend  reclaim  receivable                                             14,151
Interest  and  dividends  receivable                                       8,639
Other  assets                                                                295
     Total  assets                                                    18,604,592

Liabilities
Payable  to  Calvert  Asset  Management  Company,  Inc.                   17,653
Payable  to  Calvert  Administrative  Services  Company                    3,422
Payable  to  Calvert  Shareholder  Services,  Inc.                           161
Accrued  expenses  and  other  liabilities                                11,315
     Total  liabilities                                                   32,551
          Net  assets                                                $18,572,041

Net  Assets  Consist  of:
Par  value  and  paid-in  capital  applicable  to  958,931  shares  of  common stock  outstanding;  $0.01  par  value,  1,000,000,000  shares  authorized
                                                                     $17,396,962
Undistributed  net  investment  income                                    12,294
Accumulated  net  realized  gain  (loss)  on  investments  and  foreign currency
transactions                                                           1,326,349
Net unrealized appreciation (depreciation) on investments and foreign currencies and  assets  and  liabilities  denominated  in  foreign  currencies
                                                                       (163,564)

          Net  Assets                                                $18,572,041

          Net  Asset  Value  per  Share                                   $19.37


See  notes  to  financial  statements.

International  Equity  Portfolio
Statement  of  Operations
Year  Ended  December  31,  2000

Net  Investment  Income
Investment  Income:
     Interest  income                                                    $13,233
     Dividend income (net of foreign taxes withheld of $36,150)          272,880
          Total  investment  income                                      286,113

Expenses:
     Investment  advisory  fee                                           151,423
     Transfer  agency  fees  and  expenses                                 9,410
     Directors'  fees  and  expenses                                       1,290
     Administrative  fees                                                 54,873
     Accounting  fees                                                     19,904
     Custodian  fees                                                      62,057
     Reports  to  shareholders                                             1,001
     Professional  fees                                                    7,917
     Miscellaneous                                                           276
               Total  expenses                                           308,151
               Fees  paid  indirectly                                   (33,771)
                    Net  expenses                                        274,380

                    Net  Investment  Income                               11,733

Realized  and  Unrealized  Gain  (Loss)
Net  realized  gain  (loss)  on:
     Investments                                                       2,665,065
     Foreign  currency  transactions                                         561
                                                                       2,665,626

Change  in  unrealized  appreciation  or  (depreciation):
     Investments  and  foreign  currency  transactions          (6,556,762)
     Assets  and  liabilities  denominated  in  foreign  currencies          538
                                                                     (6,556,224)


               Net  Realized  and  Unrealized  Gain  (Loss)          (3,890,598)

               Increase  (Decrease)  in  Net  Assets
               Resulting  From  Operations                          ($3,878,865)

See  notes  to  financial  statements.

International  Equity  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended      Year  ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                 2000             1999
Operations:
     Net  investment  income                            $11,733          $10,684
     Net  realized  gain  (loss)                      2,665,626        1,669,932
     Change  in  unrealized  appreciation  or  (depreciation)
                                                    (6,556,224)        3,755,518

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations               (3,878,865)        5,436,134

Distributions  to  shareholders  from:
     Net  investment  income                                      -     (11,209)
     Net  realized  gain  on  investments           (1,586,976)      (1,552,510)
          Total  distributions                      (1,586,976)      (1,563,719)

Capital  share  transactions:
     Shares  sold                                     8,274,307        2,860,507
     Reinvestment  of  distributions                  1,586,976        1,563,721
     Shares  redeemed                               (7,836,353)      (3,392,566)
          Total  capital  share  transactions         2,024,930        1,031,662

Total  Increase  (Decrease)  in  Net  Assets        (3,440,911)        4,904,077

Net  Assets
Beginning  of  year                                  22,012,952       17,108,875
End  of  year  (including  undistributed  net  investment
     income of $12,294 and $0, respectively)        $18,572,041      $22,012,952

Capital  Share  Activity
Shares  sold                                            364,715          127,897
Reinvestment  of  distributions                          82,569           61,202
Shares  redeemed                                      (346,345)        (153,114)
     Total  capital  share  activity                    100,939           35,985


See  notes  to  financial  statements.

Notes  to  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current US dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
Foreign Currency Transactions: The Portfolio's accounting records are maintained in US dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into US dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .35%  based  on  the  Portfolio's  annual  average  daily  net  assets.
Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,389 for the year ended December 31, 2000. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.
Note  C  -  Investment  Activity
During the year, purchases and sales of investments, other than short-term securities, were $14,094,985 and $13,507,416, respectively.
The cost of investments owned at December 31, 2000, was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $184,839, of which $2,179,976 related to appreciated investments and $2,364,815 related to depreciated investments.
Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2000 was $21,654 at a weighted average interest rate of 7.09%. The maximum amount of these borrowings outstanding during the year ended December 31, 2000 was $390,892 during February 2000. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2000.
Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


Tax  Information  (unaudited)
The Portfolio designates $933,507 as capital gain dividends paid during the taxable year ended December 31, 2000.

International  Equity  Portfolio
Financial  Highlights

                                                          Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $25.66           $20.81
Income  from  investment  operations
     Net  investment  income                                .01              .01
     Net  realized  and  unrealized  gain  (loss)        (4.49)             6.80
          Total  from  investment  operations            (4.48)             6.81
Distributions  from
     Net  investment  income                                  -            (.01)
     Net  realized  gains                                (1.81)           (1.95)
          Total  distributions                           (1.81)           (1.96)
Total  increase  (decrease)  in  net  asset  value       (6.29)             4.85
Net  asset  value,  ending                               $19.37           $25.66

Total  return                                          (17.40%)           32.78%
Ratios  to  average  net  assets:
     Net  investment  income                               .06%             .06%
     Total  expenses                                      1.53%            1.62%
     Expenses  before  offsets                            1.53%            1.60%
     Net  expenses                                        1.36%            1.50%
Portfolio  turnover                                         70%              59%
Net  assets,  ending  (in  thousands)                   $18,572          $22,013



                                                  Years  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $19.10           $18.74           $17.15
Income  from  investment  operations
     Net  investment  income               .10              .19              .17
  Net realized and unrealized gain (loss) 3.35             2.28             2.40
       Total from investment operations   3.45             2.47             2.57
Distributions  from
     Net  investment  income             (.07)            (.20)            (.14)
     Net  realized  gains               (1.67)           (1.91)            (.84)
          Total  distributions          (1.74)           (2.11)            (.98)
Total  increase  (decrease)  in  net  asset  value
                                          1.71              .36             1.59
Net  asset  value,  ending              $20.81           $19.10           $18.74

Total  return                           18.09%           13.23%           14.99%
Ratios  to  average  net  assets:
     Net  investment  income              .49%             .85%            1.02%
     Total  expenses                     1.80%            1.73%            1.82%
     Expenses  before  offsets           1.65%            1.56%            1.59%
     Net  expenses                       1.56%            1.17%            1.18%
Portfolio  turnover                        92%              35%              85%
Net  assets,  ending  (in  thousands)  $17,109          $14,450          $14,027

Calvert  Variable  Series,  Inc.
Calvert  Social  Balanced  Portfolio


Dear  Investor:

The past year proved to be trying for investors, as the stock market's string of up 20%-or-better years was decisively broken. Technology stocks, which had fueled much of the good market performance for the two previous years, led stocks down in 2000. A slowing economy led investors to question valuations in leading growth companies. Developing weakness in the economy further led to poor performance from corporate bonds. In this environment, the Portfolio's performance suffered against other balanced funds.

The Fund posted a return of -3.04% for the year ended December 31, 2000, compared to the Lipper Variable Annuity Balanced Index which returned 2.75%.

Calvert  Asset  Management  Company's  Perspective  On  The  Bond  Market
Credit markets in 2000 were characterized by extreme volatility and a trend of widening yield spreads that resulted in lower prices relative to Treasury securities. Looking back, this volatility was attributable to factors that included:

- A Treasury buy-back program that caused the Treasury curve to invert and thus weaken longer maturity corporate securities.

- Smaller dealer inventories that have created liquidity problems for the credit markets.

- Consolidation of the dealer community which has weakened secondary markets.

- Highly volatile and declining stock market prices polluting investor sentiment.

-     Both  bond  and  stock  investors  have  become  more  risk  averse.

-     Dramatic  increase  in  oil  prices.

In response to the above conditions, we upgraded our Portfolio by buying mortgages and selling corporate bonds since mortgages this summer were trading at historically wide levels. We continue to be overallocated in non-Treasuries although our average credit rating rose significantly.

Because of the weakening of non-Treasuries our performance has suffered recently as even the highest quality credits such as agencies have had severe declines in prices relative to Treasury bonds. Overall, corporate bonds ended the year with credit spreads to Treasuries near all time wide levels. Our exposure to mortgages has mitigated our underperformance.

CVS  Calvert  Social  Balanced  Portfolio

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.






[INSERT  LINE  GRAPH  HERE]









Average  Annual  Total  Return
(period  ended  12.31.00)
One  year         (3.04%)
Five  year         11.32%
Ten  year          11.24%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New  subadvisors  assumed  management  of the Portfolio effective February 1995.

NCM  Capital  Management  Company's  Perspective  on  the  Stock  Market
Given the large cap growth orientation of the Portfolio, we are satisfied with the Fund's performance. While the S&P 500 lost just over 9% during the year, large cap growth styles performed much worse as reflected by the -22% nose-dive of both the S&P Barra Growth and the Russell 1000 Growth indices. Since 1995 the market has posted double-digit returns, so this year's losses seem especially troublesome. However, despite the year's dismal showing, the S&P has returned, on average, over 21% annually since 1995, about two times the historical long term average.

The tumultuous market environment was in direct response to slowing US economic activity. The Federal Reserve's previous 175 basis point rate increases initiated in 1999 finally began to show up in economic statistics. GDP growth slowed from 6% in the second quarter of 2000 to 2% in the third. A doubling of natural gas prices and energy costs overall, combined with a sell-off in technology shares have helped to dampen consumer confidence and consequently the overall impact of the wealth effect.

The "R" word is back in market pundits' vocabulary. At the very least it is likely that we will experience an earnings recession. Corporate profits are under significant pressure as both consumer and investment spending slows - especially within the technology sector.

The equity portion of the Portfolio benefitted from good stock picking, despite the Portfolio's slight over-weighting within technology where we had anticipated a fourth quarter rally. Four of the top five performing sectors last year were value-oriented, and consequently large cap value managers showed impressive returns compared to their growth counterparts. The best performing sectors during the year were Utilities (+46%), Healthcare (+27%), Financials (+20%), Transportation (+12%) and Energy (+8%). Only the healthcare sector is said to be a traditional growth area.

It is easy to look back on the year and conclude that any reasonable investor should have anticipated the dismal market performance given the aggressive tightening action of the Fed. Now Technology has deflated to 22% of the S&P from its 35% peak in March. Remember, too, that two-thirds of the GDP is created by personal consumption sensitive to changes in interest rates and job growth. We believe the Fed will show the same willingness to aggressively reduce rates as it has been to raise them.

Outlook
Fed policy will win out over near term poor corporate profits. The market will eventually discount two quarters of poor earnings releases and begin to concentrate on the powerful impact lower interest rates have on economic growth. As the discount rate falls, P/E multiples expand. The average S&P 500 gain in the first three months after an initial rate cut has been about 10%, and about
23% after twelve months. We believe 2001 will be an exciting year for market participants.



Sincerely,



John  Nichols
Vice  President  of  Equities
Calvert  Asset  Management  Company
January  31,  2001

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Balanced Portfolio, (one of the portfolios comprising The Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Fund, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

Balanced  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  54.6%                                 Shares        Value
Air  Freight  -  0.4%
FedEx  Corp.*                                                33,000   $1,318,680

Airlines  -  0.4%
Southwest  Airlines  Co.                                     48,000    1,609,440

Banks  -  Major  Regional  -  3.4%
Fifth  Third  BanCorp.                                      101,000    6,034,750
Firstar  Corp.                                              156,700    3,643,275
State  Street  Corp.                                         19,900    2,471,779
                                                                      12,149,804

Biotechnology  -  1.2%
Amgen,  Inc.*                                                41,700    2,666,194
Medimmune,  Inc.*                                            35,600    1,697,675
                                                                       4,363,869

Chemicals  -  0.6%
Praxair,  Inc.                                               47,300    2,098,937

Communications  Equipment  -  2.8%
ADC  Telecommunications,  Inc.*                              72,500    1,314,062
Avaya,  Inc.*                                                     1            7
JDS  Uniphase  Corp.*                                        21,000      875,438
Nortel  Networks  Corp.*                                     48,700    1,561,444
Qualcomm,  Inc.*                                             20,300    1,668,406
Scientific-Atlanta,  Inc.                                    32,600    1,061,537
Tellabs,  Inc.*                                              66,500    3,757,250
                                                                      10,238,144

Computers  -  Hardware  -  2.0%
International  Business  Machines  Corp.                     21,700    1,844,500
Juniper  Networks,  Inc.*                                     8,700    1,096,744
Sun  Microsystems,  Inc.*                                   153,600    4,281,600
                                                                       7,222,844

Computers  -  Networking  -  1.5%
Cisco  Systems,  Inc.*                                      139,700    5,343,525

Computers  -  Peripherals  -  1.5%
EMC  Corp.*                                                  80,800    5,373,200

Computers  -  Software  &  Services  -  4.0%
America  Online,  Inc.*                                      77,300    2,690,040
Microsoft  Corp.*                                           108,280    4,696,645
Oracle  Corp.*                                              246,800    7,172,625
                                                                      14,559,310

Consumer  Finance  -  0.8%
Providian  Financial  Corp.                                  48,600    2,794,500

Distributors  -  Food  &  Health  -  1.7%
Cardinal  Health,  Inc.                                      60,550    6,032,294

Electrical  Equipment  -  0.9%
Solectron  Corp.*                                            97,800    3,315,420

Equity  Securities  -  Cont'd                                Shares        Value
Electronics  -  Semiconductors  -  2.7%
Applied  Materials,  Inc.*                                   51,900   $1,981,931
Cree,  Inc.*                                                 27,800      987,769
Intel  Corp.                                                 78,200    2,350,888
Linear  Technology  Corp.                                    51,300    2,372,625
Texas  Instruments,  Inc.                                    41,100    1,947,112
                                                                       9,640,325

Financial  -  Diversified  -  3.7%
Federal  National  Mortgage  Assn.                           62,400    5,413,200
First  Republic  Preferred  Capital  Corp.                    1,500    1,322,513
Firstar  Realty  LLC                                          6,000    5,574,000
Highwoods  Properties,  Inc.                                  1,500    1,031,040
                                                                      13,340,753

Foods  -  0.6%
Ralston  Purina  Group  Co.                                  81,400    2,126,575

Healthcare  -  Diversified  -  0.7%
Johnson  &  Johnson                                          24,600    2,584,537

Healthcare  -  Drugs  -  4.7%
Alza  Corp.*                                                 41,200    1,751,000
Merck  &  Co.,  Inc.                                         51,800    4,849,775
Pfizer,  Inc.                                               165,700    7,622,200
Schering-Plough  Corp.                                       47,228    2,680,189
                                                                      16,903,164

Healthcare  -  Hospital  Management  -  0.4%
Health  Management  Associates,  Inc.                        68,100    1,413,075

Healthcare  -  Medical  Products  &  Support  -  0.3%
Applera  Corp.                                               10,800    1,015,875

Household  -  General  Products  -  0.7%
Colgate-Palmolive  Co.                                       39,000    2,517,450

Insurance  Brokers  -  0.6%
Marsh  &  McLennan  Co.'s,  Inc.                             19,100    2,234,700

Insurance  -  Life  -  0.6%
Aflac,  Inc.                                                 29,700    2,143,969

Insurance  -  Property  &  Casuality  -  2.5%
American  International  Group,  Inc.                        90,106    8,881,073

Investment  Banking  /  Brokerage  -  0.7%
Charles  Schwab  Corp.                                       96,000    2,724,000

Investment  Management  -  0.5%
Stilwell  Financial,  Inc.                                   44,400    1,751,025

Leisure  Time  -  Products  -  0.4%
Harley-Davidson,  Inc.                                       38,400    1,526,400

Equity  Securities  -  Cont'd                                Shares        Value
Natural  Gas  -  1.4%
El  Paso  Energy  Corp.                                      72,900   $5,221,462

Personal  Care  -  0.6%
Gillette  Co.                                                57,100    2,062,737

Power  Producers  -  1.5%
AES  Corp.*                                                  44,600    2,469,725
Calpine  Corp.*                                              64,000    2,884,000
                                                                       5,353,725

Retail  -  5.2%
CVS  Corp.                                                   99,300    5,951,794
Dollar  General  Corp.                                      101,825    1,921,947
Home  Depot,  Inc.                                           60,010    2,741,707
Kroger  Co.*                                                250,900    6,789,981
Target  Corp.                                                37,600    1,212,600
                                                                      18,618,029

Services  -  3.0%
First  Data  Corp.                                           92,100    4,852,519
IMS  Health,  Inc.                                           75,400    2,035,800
Omnicom  Group,  Inc.                                        29,000    2,403,375
Paychex,  Inc.                                               34,500    1,677,562
                                                                      10,969,256

Telecommunications  -  1.6%
SBC  Communications,  Inc.                                   52,940    2,527,885
Time  Warner  Telecom,  Inc.*                                27,500    1,744,531
Vodafone  Group  Plc  (ADR)                                  39,000    1,396,688
                                                                       5,669,104

Utilities  -  Telephone  -  1.0%
Alltel  Corp.                                                27,700    1,729,519
BellSouth  Corp.                                             46,600    1,907,688
                                                                       3,637,207

          Total  Equity Securities (Cost $169,431,830)               196,754,408


                                                         Principal
Corporate  Obligations  -  25.4%                            Amount
Abbey  National  Capital  Trust I, 8.96%, 12/29/49         $545,000      562,287
AGL  Capital  Trust,  8.17%,  6/1/37                      1,000,000      893,690
AMR  Corp.,  9.82%,  3/7/01                                  25,000       25,048
Atlantic  Mutual  Insurance Co., 8.15%, 2/15/28           4,000,000    2,000,000
Axa  SA,  8.60%,  12/15/30                                3,250,000    3,344,608
BNP  Paribas  Capital  Trust,  9.00%,  12/29/49           1,000,000    1,040,439
Bombardier  Capital  Mortgage  Securitization  Corp.,  8.29%,  6/15/30
                                                          4,000,000    4,281,049
British Telecommunications Plc, 8.63%, 12/15/30           2,000,000    2,015,120
Columbia  University  Trustees, 6.83%, 12/15/20           3,000,000    2,940,936
Comdisco,  Inc.:
     6.13%,  8/1/01                                         265,000      248,231
     6.00%,  1/30/02                                      1,000,000      840,000
Conseco  Financing  Trust  II,  8.70%,  11/15/26          2,000,000      760,000
Conseco,  Inc.:
     8.75%,  2/9/04                                       2,750,000    2,035,000
     6.80%,  6/15/05                                      3,310,000    2,184,600
     9.00%,  10/15/06                                     2,000,000    1,420,000
Continental  Airlines,  Inc.,  8.307%,  4/2/18            1,000,000    1,023,510
Covad Communications Group, Inc., 12.00%, 2/15/10         1,000,000      250,000

                                                         Principal
Corporate  Obligations  -  Cont'd                            Amount        Value
CVS  Corp.,  9.35%,  1/10/23                             $5,000,000   $4,976,250
Dime  BanCorp.,  Inc.,  9.00%,  12/19/02                  5,000,000    5,019,750
Dime  Capital  Trust  I,  9.33%,  5/6/27                  2,000,000    1,713,380
Dresdner  Funding  Trust  I,  8.151%,  6/30/31            3,000,000    2,718,600
Finova  Capital  Corp.:
     6.824%,  3/9/01                                      1,000,000      755,000
     6.38%,  3/19/01                                      1,000,000      745,000
     6.50%,  7/28/02                                      1,000,000      620,000
Florida  Windstorm  Underwriting  Association,  6.85%,  8/25/07
                                                          2,000,000    2,012,280
Greenpoint  Bank,  9.25%,  10/1/10                        4,000,000    3,908,800
Imperial  Bank,  8.50%,  4/1/09                           3,500,000    3,476,480
ING Capital Funding Trust III, 8.439%, 12/31/49           2,500,000    2,543,402
Interpool  Capital  Trust,  9.875%,  2/15/27              3,250,000    1,852,500
Interpool,  Inc.:
     7.20%,  8/1/07                                       1,000,000      750,000
     7.35%,  8/1/07                                       1,500,000    1,125,000
LG&E  Capital  Corp.,  5.75%,  11/1/01                    2,500,000    2,460,550
Liberty  Mutual Insurance Co., 7.697%, 10/15/97           3,500,000    2,563,995
Lumbermens  Mutual Casualty Co., 8.30%, 12/1/37           2,500,000    1,854,975
Markel  Capital  Trust  I,  8.71%,  1/1/46                1,000,000      622,820
MCN  Investment  Corp.,  6.35%,  4/2/02                   1,000,000      981,530
Nordbanken  AB,  8.95%,  11/29/49                         2,000,000    2,078,798
Old  Kent  Bank,  7.75%,  8/15/10                         3,000,000    3,055,890
Riggs  Capital  Trust,  8.625%,  12/31/26                 3,000,000    1,848,330
Royal  Bank  of  Scotland  Group  Plc,  9.118%,  3/31/49
                                                          1,500,000    1,621,881
Russell  Frank  Co.,  5.625%,  1/15/09                    1,200,000    1,116,504
Skandinaviska  Enskilda  Banken, 8.125%, 9/6/49           3,500,000    3,439,530
Societe  Generale,  7.85%,  4/29/49                       2,000,000    1,974,220
Sovereign  Bank,  12.18%,  6/30/20                        4,000,000    3,976,311
United  Airlines,  Inc.,  7.811%,  10/1/09                4,000,000    4,056,440
Xerox  Capital  Trust  I,  8.00%,  2/1/27                 8,650,000    1,816,500

     Total  Corporate  Obligations (Cost $102,178,835 )               91,549,234

U.S.  Government  Agencies  and  Instrumentalities  -  10.6%
Fannie  Mae:
     7.00%,  3/1/15                                       4,847,608    4,896,084
     7.00%,  7/1/15                                       4,884,306    4,933,150
     6.50%,  4/1/29                                       2,171,926    2,140,694
     6.50%,  6/1/29                                       5,765,304    5,682,399
     7.00%,  8/1/30                                       4,943,880    4,946,945
     7.00%,  10/1/30                                      2,995,247    2,997,104
     7.00%,  11/1/30                                      1,998,259    1,999,498
     6.00%,  1/1/31                                       6,000,000    5,803,140
Ginnie  Mae,  7.00%,  3/15/29                             4,905,862    4,928,821

 Total  U.S.  Government  Agencies  and  Instrumentalities  (Cost  $37,612,253)
                                                                      38,327,835


Municipal  Obligations  -  9.3%
American  Buildings  Co.,  6.70%,  8/1/20                 5,500,000    5,500,000
Columbus  Georgia  Authority  Revenue,  6.70%,  12/1/19
                                                         13,000,000   13,000,000
Maine  Finance Authority Revenue, 6.65%, 6/1/08           1,500,000    1,500,000
Maryland  Economic  Development  Corp.:
     8.00%,  10/1/05                                        695,000      714,689
     8.625%,  10/1/19                                       750,000      758,258
Racetrac  Capital,  LLC,  6.66%,  9/1/20                 12,000,000   12,000,000

          Total  Municipal  Obligations  (Cost  $33,445,000)          33,472,947

                                                         Principal
U.S.  Treasury  -  1.8%                                      Amount        Value
U.S.  Treasury  Notes:
     5.75%,  8/15/10                                     $4,500,000   $4,715,865
     6.125%,  8/15/29                                     1,450,000    1,578,992

          Total  U.S.  Treasury  (Cost  $6,308,268)                    6,294,857


               TOTAL  INVESTMENTS  (Cost  $348,976,186)  -  101.7%   366,399,281
               Other  assets  and  liabilities,  net  -  (1.7%)      (6,064,210)
               Net  Assets  -  100%                                 $360,335,071






*  Non-income  producing.

Abbreviations:
ADR:  American  Depository  Receipts
LLC:  Limited  Liability  Company

See  notes  to  financial  statements.

Balanced  Portfolio
Statement  of  Assets  and  Liabilities
December  31,  2000

Assets
Investments in securities, at value - see accompanying schedule     $366,399,281
Cash                                                                   1,282,544
Receivable  for  securities  sold                                     14,669,013
Receivable  for  shares  sold                                             26,604
Interest  and  dividends  receivable                                   2,991,179
Other  assets                                                              4,881
     Total  assets                                                   385,373,502

Liabilities
Payable  to  Calvert  Asset  Management  Company,  Inc.                  171,333
Payable  to  Calvert  Administrative  Services  Company                   84,109
Payable  to  Calvert  Shareholder  Services,  Inc.                         3,719
Payable  for  securities  purchased                                   24,706,921
Payable  for  shares  sold                                                 5,589
Accrued  expenses  and  other  liabilities                                66,760
     Total  liabilities                                               25,038,431
          Net  assets                                               $360,335,071

Net  Assets  Consist  of:
Par  value  and  paid-in  capital  applicable  to  179,907,974  shares of common stock  outstanding;  $0.01  par  value  1,000,000,000  shares  authorized
                                                                    $331,431,488
Undistributed  net  investment  income                                 5,605,388
Accumulated  net  realized  gain  (loss)  on  investments  and  foreign currency
transactions                                                           5,877,739
Net  unrealized  appreciation  (depreciation)  on  investments  and foreign  currencies  and  assets  and  liabilities  denominated  in foreign
currencies                                                            17,420,456

          Net  Assets                                               $360,335,071

          Net  Asset  Value  per  Share                                   $2.003

See  notes  to  financial  statements.

Balanced  Portfolio
Statement  of  Operations
Year  Ended  December  31,  2000

Net  Investment  Income
Investment  Income:
     Interest  income                                                $12,540,501
     Dividend  income  (net  of  foreign  taxes  withheld  of  $4,310)
                                                                       1,589,226
          Total  investment  income                                   14,129,727

Expenses:
     Investment  advisory  fee                                         1,522,353
     Transfer  agency  fees  and  expenses                               354,829
     Directors'  fees  and  expenses                                      23,207
     Administrative  fees                                                985,052
     Accounting  fees                                                     57,308
     Custodian  fees                                                     107,330
     Reports  to  shareholders                                            37,430
     Professional  fees                                                   38,336
     Miscellaneous                                                         8,959
          Total  expenses                                              3,134,804
          Fees  paid  indirectly                                        (70,484)
               Net  expenses                                           3,064,320

                    Net  Investment  Income                           11,065,407

Realized  and  Unrealized  Gain  (Loss)
Net  realized  gain  (loss)  on:
     Investments                                                      12,597,328
     Foreign  currency  transactions                                     (6,087)
                                                                      12,591,241

Change  in  unrealized  appreciation  or  (depreciation):
     Investments  and  foreign  currencies                          (35,302,419)
     Assets  and  liabilities denominated in foreign currencies          (2,481)
                                                                    (35,304,900)

               Net  Realized  and  Unrealized  Gain (Loss)          (22,713,659)

               Increase  (Decrease)  in  Net  Assets
               Resulting  From  Operations                         ($11,648,252)

See  notes  to  financial  statements.

Balanced  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended      Year  ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                 2000             1999
Operations:
     Net  investment  income                        $11,065,407       $7,583,853
     Net  realized  gain  (loss)                     12,591,241       28,495,630
     Change  in  unrealized  appreciation  or  (depreciation)
                                                   (35,304,900)        1,189,841

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations              (11,648,252)       37,269,324

Distributions  to  shareholders  from:
     Net  investment  income                        (6,185,846)      (7,540,884)
     Net  realized  gain  on  investments          (10,920,732)     (25,833,343)
          Total  distributions                     (17,106,578)     (33,374,227)

Capital  share  transactions:
     Shares  sold                                    51,874,708       50,859,381
     Reinvestment  of  distributions                 17,106,577       33,374,227
     Shares  redeemed                              (29,204,826)     (42,769,670)
          Total  capital  share  transactions        39,776,459       41,463,938

Total  Increase  (Decrease)  in  Net  Assets         11,021,629       45,359,035

Net  Assets
Beginning  of  year                                 349,313,442      303,954,407
End  of  year  (including  undistributed  net  investment
     income  of  $5,605,388  and  $751,281,  respectively)
                                                   $360,335,071     $349,313,442

Capital  Share  Activity
Shares  sold                                         23,810,410       22,922,306
Reinvestment  of  distributions                       8,476,996       15,401,120
Shares  redeemed                                   (13,465,174)     (19,438,553)
     Total  capital  share  activity                 18,822,232       18,884,873

See  notes  to  financial  statements.

Notes  to  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $45,644 for the year ended December 31, 2000. National Financial Data Services, Inc. is the transfer and dividend disbursing agent. Each director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.
Note  C  -  Investment  Activity
During the year, purchases and sales of investments, other than short-term securities, were $2,596,756,950 and $2,582,179,070, respectively. U.S.
government security purchases were $2,044,873,534 and sales were $2,044,466,053. The cost of investments owned at December 31, 2000 , was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $17,423,095, of which $43,504,479 related to appreciated securities and $26,081,384 related to depreciated securities.
As a cash management practice primarily, the Portfolio may sell or purchase securities from other Portfolios managed by the Advisor. For the year ended December 31, 2000, the Portfolio effected transactions with other Calvert Portfolios, which resulted in net realized losses on sales of securities of $2,314. These purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940, were $163,295,000 and $98,013,185, respectively.
Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2000 was $358,779 at a weighted average interest rate of 6.68%. The maximum amount of these borrowings outstanding during the year ended December 31, 2000 was $7,674,654 during June 2000. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2000.
Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax  Information  (unaudited)
The Portfolio designates $10,242,952 as capital gain dividends paid during the taxable year ended December 31, 2000.
For corporate shareholders of the Portfolio, a total of 19.84% of the ordinary dividends paid during the taxable year ended December 31, 2000 qualify for the dividends received deduction.

Balanced  Portfolio
Financial  Highlights

                                                           Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $2.168           $2.138
Income  from  investment  operations
     Net  investment  income                               .060             .051
     Net  realized  and  unrealized  gain  (loss)        (.125)             .208
          Total  from  investment  operations            (.065)             .259
Distributions  from
     Net  investment  income                             (.036)           (.052)
     Net  realized  gains                                (.064)           (.177)
          Total  distributions                           (.100)           (.229)
Total  increase  (decrease)  in  net  asset  value       (.165)             .030
Net  asset  value,  ending                               $2.003           $2.168

Total  return                                           (3.04%)           12.12%
Ratios  to  average  net  assets:
     Net  investment  income                              3.09%            2.35%
     Total  expenses                                       .88%             .89%
     Expenses  before  offsets                             .88%             .89%
     Net  expenses                                         .86%             .86%
Portfolio  turnover                                        762%             619%
Net  assets,  ending  (in  thousands)                  $360,335         $349,313




                                                  Years  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $1.982           $1.774           $1.703
Income  from  investment  operations
     Net  investment  income              .052             .047             .040
  Net realized and unrealized gain (loss) .271             .309             .175
   Total from investment operations       .323             .356             .215
Distributions  from
     Net  investment  income            (0.52)           (.047)           (.042)
     Net  realized  gains               (.115)           (.101)           (.102)
          Total  distributions          (.167)           (.148)           (.144)
Total  increase  (decrease)  in  net  asset  value
                                          .156             .208             .071
Net  asset  value,  ending              $2.138           $1.982           $1.774

Total  return                           16.33%           20.08%           12.62%
Ratios  to  average  net  assets:
     Net  investment  income             2.66%            2.66%            2.71%
     Total  expenses                      .87%             .80%             .81%
Expenses  before  offsets                 .87%             .80%             .81%
     Net  expenses                        .85%             .77%             .78%
Portfolio  turnover                       539%             905%              99%
Net assets, ending (in thousands)     $303,954         $227,834         $161,473

Ameritas
Portfolios
Funds  within  Calvert  Variable  Series,  Inc.


Annual  Report
December  31,  2000

Ameritas  Portfolios
Funds  within  Calvert  Variable  Series,  Inc.

Annual  Report,  December  31,  2000


Table  Of  Contents

1      Portfolio  Manager  Remarks
15     Report  of  Independent  Public  Accountants
16     Schedules  of  Investments
64     Notes  to  Schedules  of  Investments
65     Statements  of  Assets  and  Liabilities
68     Statements  of  Operations
71     Statements  of  Changes  in  Net  Assets
80     Notes  to  Financial  Statements
85     Financial  Highlights

Ameritas  Growth  Portfolio
Ameritas  Small  Capitalization  Portfolio
Ameritas  MidCap  Growth  Portfolio
Ameritas  Income  &  Growth  Portfolio

Portfolios  within  Calvert  Variable  Series,  Inc.
Managed  by  Fred  Alger  Management,  Inc.


A  word  from  portfolio  management:
Portfolio  Objective  &  Investment  Style

Ameritas  Growth
The portfolio seeks long-term capital appreciation by focusing on companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $5 billion or greater.

Ameritas  Small  Capitalization
The Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a small capitalization company to have a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

Ameritas  MidCap  Growth
The Portfolio seeks long-term capital appreciation investing in midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the S&P MidCap 400 Index.

Ameritas  Income  &  Growth
The Portfolio primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the portfolio manager believes also offer opportunities for capital appreciation.

Markets  &  Investment  Climate
The stock market experienced an extremely volatile and largely negative year in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve raised rates one quarter of a percent on February 2nd. February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market. While the media was shining a spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its pace, with the Dow advancing while the NASDAQ was retreating. The Fed also bumped interest rates by another quarter point on March 21st, adding to interest rate fears. Alarmingly, on Tuesday, April 4th, the NASDAQ fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the NASDAQ continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3227. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The NASDAQ's plummet began anew during May, before finally bottoming at 3043 on May 24th.
Despite the Fed's 50 basis point rate hike in May, most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the NASDAQ returned in excess of 33%, before retreating somewhat at the end of June. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Unfortunately, the market could not maintain its traction during July. Both the NASDAQ and the Dow traded within a relatively tight range throughout the month, with the NASDAQ being more volatile and underperforming the Dow.
During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetite for equities was reinvigorated. Unfortunately, the market's rally was not sustainable. As the calendar shifted into September, most equities began to sell off. Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.
The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy has slowed dramatically. Furthermore, throughout most of November the price of oil continued to rise and the Euro continued to drop. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating.
The month of December began with some promise for equity markets, as the election drama neared a conclusion, the price of crude oil plunged dramatically and the Euro recovered some of its losses. Throughout the first part of the month growth stocks rallied, with the NASDAQ appreciating more than 10% on December 5th alone. Once again, however, the optimism was short-lived, and the rally stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths entering the New Year.

Investment  Strategy
Throughout the year, the management of the Portfolios remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value severely outperformed growth. Furthermore, management does not make widespread attempts at timing market movements. Therefore, the Portfolios were close to fully invested throughout the difficult twelve-month period.

Performance
Ameritas  Growth
The Portfolio returned -15.35% during the twelve months ended December 31, 2000, underperforming both the Lipper Growth Fund Index (-10.88%) and the S&P 500
Index (-9.10%). However, the Portfolio fared better than both the Lipper Large-Cap Growth Fund Index (-19.68%) and the S&P 500/Barra Growth Index (-22.08%). Despite an overweighting in the strong health care sector, the performance was affected primarily by an overweighting in information technology stocks. Technology stocks were laggards throughout most of this period, thus making the Portfolio more susceptible to market corrections.

Ameritas  Small  Capitalization
The Portfolio returned -27.90% during the twelve months ended December 31, 2000, underperforming both the Lipper Small Cap Fund Index (-6.59%) and the Russell 2000 Growth Index (-22.43%). The underperformance was owed largely to an overweighting in weak information technology stocks and an aggressive growth strategy during a powerful bear market, favorable to value stocks.

Ameritas  MidCap  Growth
The Portfolio returned 12.56% during the twelve months ended December 31, 2000, easily outperforming the Lipper Mid Cap Fund Index (-3.49%) but underperforming the S&P MidCap 400 Index (17.50%). However, the Portfolio fared better than both the Lipper Mid-Cap Growth Fund Index (-16.13%) and the S&P 400/Barra Growth Index (9.14%). The performance was owed largely to an overweighting in strong health care stocks and good security selection among technology stocks.

Ameritas  Income  &  Growth
The Portfolio returned 0.65% during the twelve months ended December 31, 2000, outperforming both the Lipper Growth & Income Fund Index (0.39%) and the S&P 500 Index (-9.10%). The outperformance was owed largely to an overweighting in strong health care stocks and good security selection among technology stocks.

Growth  Portfolio1
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                      (15.35%)
Since  inception  (11.1.99)     (2.05%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Small  Capitalization  Portfolio1
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                      (27.90%)
Since  inception  (11.1.99)     (6.92%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Midcap  Growth  Portfolio1
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                       12.56%
Since  inception  (11.1.99)     37.43%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Income  &  Growth  Portfolio1
Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2






[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                        0.65%
Since  inception  (11.1.99)     29.97%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Outlook
Despite recent market weakness, we are extremely optimistic about the potential that exists for equity markets in the coming year. We have already experienced a slight recovery in the value of the Euro, a significant drop in oil prices and a resolution to the Presidential election. Most importantly, however, the recent surprise interest rate cut by the Fed clearly indicates a reversal in its priority of concerns. We think it is probable that the move will be the first in a series of cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and we believe that declining interest rates will have the biggest impact on the stock market throughout 2001. We continue to be very bullish for 2001 and believe that 13,000 is a reasonable target for the Dow by March 31 and that the NASDAQ is likely to top the 4,000 level again by the end of the coming year.

Ameritas  Emerging  Growth  Portfolio
Portfolio  within  Calvert  Variable  Series,  Inc.
Managed  by  Massachusetts  Financial  Services  Company


A  word  from  portfolio  management:
Portfolio  Objective  and  Investment  Style
The Portfolio seeks long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which we believe are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. The Portfolio's investments may include securities traded in the over-the-counter markets.

Performance
For the twelve months ended December 31, 2000, the portfolio provided a total return of -19.61, which compares to returns over the same period of -3.03% and -9.10%, respectively, for the portfolio's benchmarks, the Russell 2000 Index and the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The portfolio's performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

Investment  Strategy  &  Outlook
When choosing investments for the portfolio, we use MFS Original Research to look for long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for those that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but also industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry is expected to expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales

Emerging  Growth  Portfolio1

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2






[INSERT  LINE  GRAPH  HERE]










Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                     (19.61%)
Since  inception  (11.1.99)     17.88%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

over the next five years, a twofold increase from its current size. Industry estimates predict that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years. Despite recent volatility, technology remains a core sector for the portfolio, because we believe that many companies continue to offer very attractive growth characteristics. That said, several things have changed from the environment we saw throughout 1999 and into early 2000. We feel the global economy is slowing, technology growth is decelerating-particularly in the semiconductor and personal computer (PC) sectors-and the debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We are not willing to pay for growth at any price. Rather, we're focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis is on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a big sector for us. Deteriorating voice revenues and higher licensing costs have resulted in what seems to us like much less attractive business models. As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

Ameritas  Research  Portfolio
Portfolio  within  Calvert  Variable  Series,  Inc.
Managed  by  Massachusetts  Financial  Services  Company



A  word  from  portfolio  management:
Portfolio  Objective  and  Investment  Style
The Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that the portfolio manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.
A committee of investment research analysts selects holdings for the Portfolio. This committee includes investment analysts employed not only by the Massachusetts Financial Services Company (MFS), but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility. The Portfolio may invest in foreign securities through which it may have exposure to foreign currencies.
Markets  &  Investment  Climate
During one of the most difficult periods for equity investors in over 20 years, we believe our focus on in-depth Original ResearchSM was critical to our favorable performance versus the S&P 500. In our view, successful investing requires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. If you rely on an outside research company to anticipate for you, all of its other clients will anticipate with you. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower. We certainly believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

Investment  Strategy
In addition, despite the weakness in the technology and telecommunications sectors many of our holdings in these sectors held up well during the period, and we used the market's weakness to buy what we believe are top-quality companies at lower prices. While the sell off we've seen in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the portfolio is exposed to in these sectors, we've tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples continue to include Cisco, Corning and EMC.
We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol Myers Squib, Pharmacia, and American Home Products, because we saw favorable or improving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

Performance
For the 12 months ended December 31, 2000, the portfolio provided a total return of -5.39% (including the reinvestment of any distributions). This compares to a -9.10% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

Outlook
Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the portfolio's performance in both stable and volatile market environments.

Research  Portfolio1

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]









Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                     (5.39%)
Since  inception  (11.1.99)     8.71%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Ameritas  Growth  With  Income  Portfolio
Portfolio  within  Calvert  Variable  Series,  Inc.
Managed  by  Massachusetts  Financial  Services  Company


A  word  from  portfolio  management:
Portfolio  Objective  and  Investment  Style
The Portfolio seeks to provide reasonable current income and long-term growth of capital and income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, it may generally focus on companies with larger market capitalizations that the portfolio manager believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

Markets  &  Investment  Climate
Last year was challenging - the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. But it was also a great year to be a diversified, value-conscious growth investor. The market's concentration in technology gave us an extraordinary opportunity to find high quality companies at depressed valuations in overlooked industries such as commercial insurance, commercial aerospace, food retailing, and energy. As a result, the portfolio's return was down just slightly last year in an extremely volatile market.
Particularly hard hit in 2000 were technology stocks. We started the year with a technology weighting that was close to that of the S&P 500. Our investments were focused on leading telecommunications equipment, networking, storage, and semiconductor companies, groups within technology with strong earnings growth at that point and which actually performed well during the first half of the year. Toward the end of the first quarter, we began to reduce our technology weighting, a process that continued over the balance of the year. Increasingly, our analysts were seeing signs that capital spending and earnings growth in these groups was beginning to decelerate. At the end of the period, our technology weighting stood at approximately 15% of the series' total assets. Outside technology, the common theme in our investment strategy has been our emphasis on stock with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, energy or traditionally dependable growers, such as pharmaceuticals and food retailing. Many of these sectors were overlooked early in the year and benefited recent performance as concerns about slower economic growth emerged.

Investment  Strategy
We manage the series as a diversified equity portfolio with a long-term investment horizon. Consequently, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices relative to those growth prospects. More specifically, our estimate of those growth prospects based on our in-house research. For investors, this approach is designed to outperform the broad U.S. equity market over time, but with less volatility.
This may sound simplistic, but for investors to gain the benefit of investing in the equity market, they need to stay invested in the equity market. It is interesting that historically, the most powerful upward moves by the market, and by sectors within the market, have tended to come at times when sentiment was just plain awful - when the greatest temptation is to seek shelter. Our view is that if we can provide some comfort during these periods, shareholders may keep a greater proportion of their wealth invested and have a better chance of meeting their long-term investment goals.

Performance
For the twelve month period ended December 31, 2000, the portfolio provided a total return of -0.03%. This return, which includes the reinvestment of dividends and capital gains distributions but excludes the effects of any sales charges, compares to a return over the same period of -9.10% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Outlook
A year ago, we were operating in a market with extreme divergences - growth versus value, new economy versus old economy, and technology versus just about anything else. Over the past twelve months, however, these divergences have mostly reversed course as we've seen valuations converge. Consequently, we think that performance across these various sectors of the market will be more balanced. In other words, we believe it will be a great market for picking individual stocks, and fundamental bottom-up research will be critical to outpacing the market averages.
We've seen the economy continue to slow, and we believe it is likely that the Federal Reserve Board will begin cutting interest rates early in 2001. While lower interest rates could help equities, we expect that volatility may continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Sentiment usually swings to extremes in the short run; fundamentals shift in much slower patterns. We continue to believe that by focusing  on  long-term  company-specific  fundamentals, we will be able to take
advantage  of  these  short-term  swings and                          find great
companies  selling  at  discounts  to  their  long-term  value.


Growth  With  Income  Portfolio1

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2







[INSERT  LINE  GRAPH  HERE]









Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                     (0.03%)
Since  inception  (11.1.99)     4.56%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Ameritas  Index  500  Portfolio
Portfolio  within  Calvert  Variable  Series,  Inc.
Managed  by  State  Street  Global  Advisors


A  word  from  portfolio  management:
Portfolio  Objective  and  Investment  Style
The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500 Index. Under normal conditions, the Portfolio seeks to track the S&P 500 Index which is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. If it is not able to purchase all 500 stocks, due to monetary constraints, it may purchase a representative sample.

Markets  &  Investment  Climate
The year 2000 will be remembered for Elian Gonzalez, oil and gas prices, chads and the Bush - Gore election, but most of all for the end to the bull market of the 90's. The NASDAQ Composite Index lost 39.29% of its value, its worst year since the index was created in 1971. The Dow Jones Industrial Average broke a nine year streak of positive returns, falling 6.2%, its worst year since 1981. The S&P 500 Index was down 9.1% in 2000, negative performance not seen since 1977. No longer a sure bet as in 1999, 64% of the 452 IPOs in 2000, which raised a record $80.6 billion, were trading below their offer price at year-end with an average loss of 19%, according to Thomson Financial Securities Data. The year began with a positive tone, but soon faded as the Fed's monetary policy tightening began to take hold, the tech-wreck started, consumers reigned in spending, and corporate earnings were coming up short. The fourth quarter was plagued with election uncertainty as the pre-election polls reflected a dead heat, and it took 36 days from the November 7 ballot casting to determine the winner. The S&P 500 had its first election year loss since Roosevelt was reelected to the third of his four terms in 1940, a year before the U.S. officially entered WWII.
In 2000, economic growth finally slowed from its torrid pace. After raising interest rates 175 basis points between June 1999 and May 2000 to a level of 6.5%, the Fed remained on hold for the remainder of the year as growth moderated and inflation remained in check. GDP grew 4.8% and 5.6% in Q1 and Q2 respectively, but slowed to 2.4% in Q3 and is on track for sub-3-percent growth in the fourth according to analysts. CPI rose at a 3.4% annual rate through November, with core CPI up 2.6%. At the December 19th FOMC meeting, where rates were left unchanged, the focus of the members actually shifted from concerns over inflation to the risks of slowing growth and even a recession. Rising energy prices, falling consumer confidence, and reports of poor corporate sales and earnings have fueled the recession fears. At year end, the market was expecting the Fed to lower rates at their next meeting at the end of January
2001,  if  not  before  with  an  inter-meeting  move.

Index  &  Portfolio  Performance
The Ameritas Index 500 Portfolio's return for the year ended Decemeber 31, 2000 was -9.54% versus the S&P 500 Index, -9.1%. As mentioned above, this was the worst year for the index since 1977. It was also the first negative return in an election year since the index lost 9.78% in 1940. The S&P 500 outperformed the large cap Russell 1000 by 135 basis points in the fourth quarter (-7.8% vs. -9.15%), but underperformed for the year by 131 basis points (-9.1% vs. -7.79%).
The midcap segment of the market was the one of the best performers in 2000. The S&P MidCap 400 outperformed the S&P 500 by a whopping 26.61% (17.51% vs. -9.10%). The S&P SmallCap 600 also bested the S&P 500 with a return of 11.80%. For the quarter, the S&P SmallCap 600 outperformed with a positive return of 1.25%, while both the S&P MidCap 400 and the S&P 500 were in negative territory, returning -3.85% and -7.82% respectively.
Value stocks shined in 2000 relative to growth stocks, ending growth's six year reign. The S&P/BARRA Value Index bested the S&P/BARRA Growth Index by 28.16% for the year (6.08% vs. -22.08%). The outperformance occurred in the second half of 2000, and in the fourth quarter alone value outperformed growth by 18.35%.

Sector  Performance
The technology sector was the worst performer for the year, down 40%, over 30% in the third quarter alone. Utilities, health care and financials were up 54.3%, 34.4% and 23.8% respectively. Even with a combined weight of 35% of the index, they could not overwhelm the negative contribution of technology, which made up 22% of the index at year-end.
The top three positive contributors to the S&P 500's return this quarter were Merck, Philip Morris and Bristol Myers. Merck also made it into the top three for the year, along with Pfizer and AIG. The biggest negative contributors for the year were Microsoft, Lucent Technologies and AT&T.

Index  Changes
The S&P 500 experienced 25 index changes in just the fourth quarter, bringing the total number for 2000 to 57, a 35% increase from the year before. In 1999, a busy year, there were 42 changes. JDS Uniphase (JDSU), which was added to the index in July, was one of the largest additions to the S&P 500 ever with an initial weight of 99.75 basis points. It replaced Rite Aid (RAD) which was dropped for lack of representation. In comparison, Microsoft had a weight of 93 basis points when added in 1994, and Yahoo 76 basis points when added in 1999.



Index  500  Portfolio1

Comparison  of  change  in
value  of  a  hypothetical  $10,000  investment.2








[INSERT  LINE  GRAPH  HERE]








Average  Annual  Total  Return
(period  ended  12.31.00)
One  year                       (9.54%)
Since  inception  (11.1.99)     (2.22%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past  performance  does  not  indicate  future  results.

Ameritas  Money  Market  Portfolio
Portfolio  within  Calvert  Variable  Series,  Inc.
Managed  by  Calvert  Asset  Management  Company,  Inc.


A  word  from  portfolio  management:
Portfolio  Objective  and  Investment  Style
The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share for the Portfolio. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industry.

Markets  &  Investment  Climate
During the past year, the fervor for the stock market and the New Economy came to a halt. The idea of a strong growth, low inflation, low unemployment economy fueled by technology and productivity all but disappeared. Declining stock indices, rising energy prices, Dot.com closings, and an insane presidential election shook the consumer's confidence in U.S. financial markets. All of these events forced the Federal Reserve to switch from a tightening bias to easing bias, which set the stage for market talk of interest rate cuts in 2001.

Investment  Strategy
Beginning in May, we began to lengthen the Portfolio's average maturity to capture the expected rate hikes the market had priced into short-term rates. Currently, the market is pricing in multiple rate cuts. Therefore, the prior extension should serve the portfolio well during the months to come.



Performance
For the twelve months ended December 31, 2000 the fund shares returned 6.43% versus 5.99% for the Lipper Variable Annuity Money Market Average.





Outlook
During the Fed's meeting on December 19th, 2000 policy-makers expressed concern about the risks of a recession. These concerns have resulted in talk of various interest rate cut scenarios. The consensus calls for multiple rate cuts in the first six months of the New Year with fiscal stimulus in the form of a Bush administration tax cut in the latter months. Most economists believe that the fed will prevent the U.S. economy from falling into a recession. During the coming months we will continue to monitor economic releases and maintain a portfolio maturity near the average of its peers in order to take advantage of opportunities that present themselves in the market.

Money  Market  Portfolio

Annual  Total  Return
(period  ended  12.31.00)
One  year                        6.43%
Since  inception  (10.29.99)     6.35%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past  performance  does  not  indicate  future  results.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To the Board of Directors and Shareholders of Calvert Variable Series, Inc. Ameritas Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calvert Variable Series, Inc. Ameritas Portfolios (comprised of Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth with Income, Index 500, and Money Market Portfolios, hereafter referred to as the "Funds"), as of December 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period ended December 31, 1999 were audited by other auditors, whose report dated February 11, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Variable Series, Inc. Ameritas Portfolios as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
February  14,  2001

Income  &  Growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  92.9%                                 Shares        Value
Banks  -  Major  Regional  -  3.9%
Northern  Trust  Corp.                                       12,000     $978,750
State  Street  Corp.                                          3,300      409,893
Wells  Fargo  Co.                                            42,750    2,380,641
                                                                       3,769,284

Banks  -  Money  Center  -  1.2%
Bank  of  New  York  Co.,  Inc.                              21,550    1,189,291

Beverages  -  Non-alcoholic  -  1.1%
Coca-Cola  Co.                                               17,350    1,057,266

Biotechnology  -  2.6%
Amgen,  Inc.*                                                39,200    2,506,350

Broadcast  -  TV,  Radio  &  Cable  -  1.7%
Comcast  Corp.*                                              40,200    1,678,350

Communications  Equipment  -  9.6%
Motorola,  Inc.                                              82,600    1,672,650
Nokia  Corp.                                                 90,000    3,915,000
Nortel  Networks  Corp.                                      39,000    1,250,438
Qualcomm,  Inc.*                                             30,000    2,465,625
                                                                       9,303,713

Computers  -  Hardware  -  0.9%
Sun  Microsystems,  Inc.  *                                  30,000      836,250

Computers  -  Networking  -  2.3%
Cisco  Systems,  Inc.  *                                     60,000    2,295,000

Computers  -  Peripherals  -  1.2%
EMC  Corp.*                                                  17,000    1,130,500

Computers  -  Softwares  &  Services  -  2.6%
eBay,  Inc.*                                                 15,000      495,000
Oracle  Corp.*                                               70,000    2,034,375
                                                                       2,529,375

Distributors  -  Food  &  Health  -  4.9%
Cardinal  Health,  Inc.                                      48,000    4,782,000

Electrical  Equipment  -  4.7%
General  Electric  Co.                                       58,800    2,818,725
Solectron  Corp.*                                            51,000    1,728,900
                                                                       4,547,625

Entertainment  -  1.2%
Time  Warner,  Inc.                                          21,800    1,138,832

Financial  -  Diversified  -  6.6%
Citigroup,  Inc.                                             82,866    4,231,345
Morgan  Stanley  Dean  Witter  and  Co.                      27,500    2,179,375
                                                                       6,410,720

Equity  Securities  -  Cont'd                                Shares        Value
Healthcare  -  Diversified  -  6.0%
Abbott  Laboratories                                         48,200   $2,334,687
American  Home  Products  Corp.                              55,500    3,527,025
                                                                       5,861,712

Healthcare  -  Drugs  -  Pharmaceuticals  -  7.0%
Eli  Lilly  and  Co.                                         29,600    2,754,650
Pfizer,  Inc.                                                64,900    2,985,400
Pharmacia  Corp.                                             17,100    1,043,100
                                                                       6,783,150

Healthcare  -  Medical  Product  &  Supplies  -  3.6%
Baxter  International,  Inc.                                 40,100    3,541,331

Insurance  -  Multi-Line  -  4.1%
American  International  Group                               40,275    3,969,605

Insurance  -  Property  &  Casualty  -  2.9%
Chubb  Corp.                                                 32,900    2,845,850

Insurance  Brokers  -  3.2%
Marsh  &  McLennan  Co.'s                                    26,550    3,106,350

Investment  Banking  /  Brokerage  -  3.6%
Charles  Schwab  Corp.                                       45,000    1,276,875
Merrill  Lynch  &  Co.                                       32,600    2,222,912
                                                                       3,499,787

Investment  Management  -  1.0%
Stilwell  Financial,  Inc.                                   23,900      942,556

Manufacturing  -  Diversified  -  3.6%
Tyco  International,  Ltd.                                   45,300    2,514,150
United  Technologies  Corp.                                  12,650      994,606
                                                                       3,508,756

Oil  -  International  Integrated  -  2.7%
Exxon  Mobil  Corp.                                          30,700    2,668,981

Retail  -  Building  Supplies  -  2.2%
Home  Depot,  Inc.                                           46,850    2,140,459

Retail  -  Drug  Stores  -  0.9%
Walgreen  Co.                                                19,900      832,069

Retail  -  General  Merchandise  -  2.3%
Wal-Mart  Stores,  Inc.                                      42,000    2,231,250

Services  -  Data  Processing  -  3.4%
Paychex,  Inc.                                               68,150    3,313,794

Tobacco  -  1.9%
Philip  Morris  Companies  Inc.                              43,100    1,896,400

          Total  Equity  Securities  (Cost $83,308,137)               90,316,606

                                                         Principal
Commercial  Paper  -  5.0%                                   Amount        Value
AES  Hawaii,  Inc.,  6.54%,  1/12/01                     $2,100,000   $2,095,804
FPL  Fuels,  Inc.,  6.62%,  1/8/01                          300,000      299,614
General  Reality  Corp.,  6.51%,  1/5/01                    100,000       99,928
Grainger,  Inc.,  6.50%,  1/19/01                           100,000       99,675
Schering  Corp.,  6.45%,  1/11/01                           400,000      399,283
Verizon  Network,  6.30%,  1/2/01                           700,000      699,877
Verizon  Network,  6.55%,  1/3/01                         1,200,000    1,199,563

          Total  Commercial  Papers  (Cost  $4,893,744)                4,893,744


               TOTAL INVESTMENTS (Cost $88,201,881)  -  97.9%         95,210,350
               Other  assets and liabilities, net - 2.1%               2,078,037
               Net  Assets  -  100%                                  $97,288,387


See  notes  to  schedules  of  investments  and  notes  to financial statements.

Growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  98.5%                                 Shares        Value
Aerospace  &  Defense  -  0.7%
General  Dynamics  Corp.                                     16,200   $1,263,600

Beverages  -  Non-alcoholic  -  1.9%
Coca-Cola  Co.                                               54,750    3,336,328

Biotechnology  -  3.9%
Amgen,  Inc.*                                                89,900    5,747,981
Immunex  Corp.*                                              23,300      946,563
                                                                       6,694,544

Broadcast  -  TV,  Radio  &  Cable  -  2.4%
AT&T  -  Liberty  Media  Corp.*                             126,000    1,708,875
Comcast  Corp.*                                              58,500    2,442,375
                                                                       4,151,250

Communications  Equipment  -  0.7%
Corning,  Inc.                                               22,900    1,209,406

Computers  -  Hardware  -  4.0%
Dell  Computer  Corp.*                                      245,870    4,287,358
Sun  Microsystems,  Inc.*                                    94,800    2,642,550
                                                                       6,929,908

Computers  -  Networking  -  2.5%
Cisco  Systems,  Inc.*                                      115,100    4,402,575


Computers  -  Peripherals  -  2.5%
EMC  Corp.*                                                  66,650    4,432,225

Computers  -  Software  &  Services  -  9.5%
America  Online,  Inc.*                                      60,300    2,098,440
Ariba,  Inc.*                                                17,200      922,350
Commerce  One,  Inc.*                                        25,200      637,875
eBay,  Inc.*                                                 96,000    3,168,000
Exodus  Communications,  Inc.*                               31,000      620,000
I2  Technologies,  Inc.*                                     21,010    1,142,419
Intuit,  Inc.*                                               29,600    1,167,350
Microsoft  Corp.*                                           108,300    4,697,513
Oracle  Corp.*                                               65,750    1,910,859
                                                                      16,364,806

Distributors  -  Food  &  Health  -  3.6%
Cardinal  Health,  Inc.                                      62,000    6,176,750


Electric  Companies  -  0.6%
Duke  Energy  Corp.                                          11,500      980,375

Equity  Securities  -  Cont'd                                Shares        Value
Electrical  Equipment  -  5.6%
General  Electric  Co.                                      107,800   $5,167,662
Sanmina  Corp.*                                              25,600    1,961,600
Solectron  Corp.*                                            76,000    2,576,400
                                                                       9,705,662

Electronics  -  Semiconductors  -  1.1%
Altera  Corp.*                                               46,600    1,226,163
Linear  Technology  Corp.                                    16,700      772,375
                                                                       1,998,538

Entertainment  -  3.3%
Time  Warner,  Inc.                                          48,700    2,544,088
Viacom,  Inc.*                                               65,900    3,080,825
                                                                       5,624,913

Equipment  -  Semiconductors  -  0.2%
Teradyne,  Inc.*                                             11,700      435,825


Financial  -  Diversified  -  4.5%
American  Express  Co.                                       26,700    1,466,831
Citigroup,  Inc.                                            122,133    6,236,417
                                                                       7,703,248

Healthcare  -  Diversified  -  4.3%
Abbott  Laboratories                                         23,000    1,114,062
American  Home  Products  Corp.                              98,350    6,250,143
                                                                       7,364,205

Healthcare  -  Drugs  -  Pharmaceuticals  -  6.2%
Alza  Corp.*                                                 22,650      962,625
Pfizer,  Inc.                                               189,500    8,717,000
Pharmacia  Corp.                                             16,200      988,200
                                                                      10,667,825

Healthcare-Medical  Products  &  Supplies  -  4.3%
Baxter  International,  Inc.                                 64,100    5,660,831
Guidant  Corp.*                                              34,050    1,836,572
                                                                       7,497,403

Insurance  -  Multi-Line  -  1.2%
American  International  Group                               20,400    2,010,675

Insurance  Brokers  -  1.2%
Marsh  &  McLennan  Co.'s                                    18,400    2,152,800


Investment  Banking  &  Brokerage  -  2.3%
Charles  Schwab  Corp.                                       69,600    1,974,900
Merrill  Lynch  &  Co.,  Inc.                                29,300    1,997,894
                                                                       3,972,794

Investment  Management  -  1.3%
Stilwell  Financial,  Inc.                                   59,000    2,326,812

Leisure  Time  -  Products  -  0.9%
Harley-Davidson,  Inc.                                       38,500    1,530,375

Equity  Securities  -  Cont'd                                Shares        Value
Manufacturing  -  Diversified  -  6.8%
Tyco  International  Ltd.                                   119,300   $6,621,150
United  Technologies  Corp.                                  64,350    5,059,519
                                                                      11,680,669

Oil  &  Gas  -  Drilling  &  Equipment  -  5.8%
BJ  Services  Co.*                                           14,450      995,244
Halliburton  Co.                                            150,750    5,464,687
Nabors  Industries,  Inc.*                                   19,250    1,138,638
Transocean  Sedco  Forex,  Inc.                              52,100    2,396,600
                                                                       9,995,169

Oil  -  International  Integrated  -  4.1%
Exxon  Mobil  Corp.                                          81,100    7,050,631

Power  Producers  -  Independent  -  1.2%
Calpine  Corp.*                                              46,200    2,081,887

Retail  -  Computer  &  Electronics  -  0.6%
Best  Buy  Co.,  Inc.*                                       34,900    1,031,731

Retail  -  Drug  Stores  -  0.8%
Walgreen  Co.                                                32,300    1,350,544

Retail  -  Food  Chains  -  3.1%
Kroger  Co.*                                                 50,200    1,358,538
Safeway,  Inc.*                                              64,800    4,050,000
                                                                       5,408,538

Retail  -  General  Merchandise  -  1.5%
Wal-Mart  Stores,  Inc.                                      49,000    2,603,125

Savings  &  Loan  Companies  -  1.1%
Washington  Mutual,  Inc.                                    34,400    1,825,350

Services  -  Advertising  &  Marketing  -  1.0%
Omnicom  Group                                               20,400    1,690,650

Telephone  -  1.0%
SBC  Communications,  Inc.                                   35,100    1,676,025

Tobacco  -  2.8%
Philip  Morris  Co.'s,  Inc.                                111,100    4,888,400



     Total  Equity  Securities  (Cost  $173,779,736)                 170,215,561

                                                         Principal
Commercial  Paper  -  1.3%                                   Amount        Value
Nestle  Capital  Corp.,  6.37%,  1/24/01                 $1,500,000   $1,493,895
Verizon  Network,  6.30%,  1/2/01                           700,000      699,878

     Total  Commercial  Paper  (Cost  $2,193,773)                      2,193,773


               TOTAL INVESTMENTS (Cost $175,973,509) - 99.8%         172,409,334
               Other  assets  and  liabilities, net - 0.2%               284,233
               NET  ASSETS  -  100%                                 $172,693,567




See  notes  to  schedules  of  investments  and  notes  to financial statements.

Small  Capitalization  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  84.7%                                 Shares        Value
Air  Freight  -  0.2%
EGL,  Inc.*                                                   9,900     $236,981

Airlines  -  0.6%
Skywest,  Inc.                                               18,800      540,500

Banks  -  Regional  -  2.6%
Greater  Bay  BanCorp.                                       15,100      619,100
Silicon  Valley  Bancshares*                                 20,780      718,209
Southwest  BanCorp.  of  Texas*                              24,400    1,047,675
                                                                       2,384,984

Biotechnology  -  5.4%
Avant  Immunotherapeutics,  Inc.*                            17,800      122,375
Aviron*                                                      11,500      768,344
Enzon,  Inc.*                                                25,600    1,588,800
Genzyme  Corp.  -  General  Division*                         2,669      240,052
Idec  Pharmaceuticals  Corp.*                                 4,300      815,118
Inverness  Medical  Technology,  Inc.*                        6,000      233,625
Myriad  Genetics,  Inc.*                                      5,900      488,225
NPS  Pharmaceuticals,  Inc.*                                 12,600      604,800
                                                                       4,861,339

Chemicals  -  1.6%
Albany  Molecular  Research,  Inc.*                           9,400      579,275
Aurora  Biosciences  Corp.*                                  27,200      855,100
                                                                       1,434,375

Communications  Equipment  -  2.9%
Plantronics,  Inc.*                                          11,500      540,500
Proxim,  Inc.*                                               10,600      455,800
Research  In  Motion,  Ltd.*                                 19,900    1,592,000
                                                                       2,588,300

Computer  Hardware  -  1.7%
Computer  Network  Technology  Corp.*                        18,045      519,921
Digital  Lightwave,  Inc.*                                   14,100      446,793
MRV  Communications,  Inc.*                                  41,600      556,400
                                                                       1,523,114
Computers  -  Networking  -  0.6%
Avocent  Corp.*                                              21,600      583,200

Computers  -  Peripherals  -  0.2%
OAK  Technology,  Inc.*                                      19,665      170,840

Computers  -  Software  &  Services  -  8.2%
Actuate  Corp.*                                              40,600      776,475
Aspen  Technology,  Inc.*                                    21,100      701,575
Documentum,  Inc.*                                            8,600      427,313
Evolve  Software,  Inc.*                                      4,800       23,400
Informatica  Corp.*                                          22,400      886,200
Informax,  Inc.*                                             19,340      200,653
Interwoven,  Inc.*                                           13,437      886,002
Manugistics  Group,  Inc.*                                   17,800    1,014,600
Micromuse,  Inc.*                                            16,200      977,822
Netegrity,  Inc.*                                             8,850      481,219

Equity  Securities  -  Cont'd                                Shares        Value
Computers  -  Software  &  Services  -  Cont'd
Pharmacopeia,  Inc.*                                          5,600     $122,150
SpeechWorks  International,  Inc.*                           17,700      868,406
                                                                       7,365,815

Distributors  -  Food  &  Health  -  2.3%
Amerisource  Health  Corp.*                                  41,700    2,105,850

Electrical  Equipment  -  1.1%
Artesyn  Technologies,  Inc.*                                14,700      233,363
Plexus  Corp.*                                               25,000      759,765
                                                                         993,128

Electronics  -  Instrument  -  5.2%
Cytyc  Corp.*                                                11,100      694,444
DDI  Corp.*                                                  29,200      795,700
Keithley  Instruments,  Inc.                                 13,450      579,191
Microtune,  Inc.*                                            27,500      455,469
Newport  Corp.                                               24,950    1,961,304
SMTC  Corp.*                                                 18,400      250,700
                                                                       4,736,808

Electronics  -  Semiconductors  -  2.7%
Actel  Corp.*                                                 6,400      154,800
Applied  Micro  Circuits  Corp.*                                 26        1,951
Elantec  Semiconductor,  Inc.*                               16,220      450,105
Exar  Corp.*                                                  8,400      260,268
Integrated  Circuit  Systems,  Inc.*                         53,800      891,063
Dupont  Photomasks,  Inc.*                                    8,074      426,660
Varian  Semiconductor  Equipment,  Inc.*                      9,300      220,875
                                                                       2,405,722

Health  Care  -  Drugs  -  1.4%
Alza  Corp.*                                                 29,050    1,234,625

Health  Care  -  Drugs  -  Pharmaceuticals  -  1.9%
Advance  Paradigm,  Inc.*                                    20,800      946,400
Cell  Therapeutics,  Inc.*                                   14,570      656,560
Titan  Pharmaceuticals,  Inc.*                                3,400      120,258
                                                                       1,723,218

Health  Care  -  Hospital  Management  -  4.3%
LifePoint  Hospitals,  Inc.*                                 22,680    1,136,835
Province  Healthcare  Co.*                                   45,100    1,775,814
RehabCare  Group,  Inc.*                                     18,263      938,262
                                                                       3,850,911

Health  Care  -  Managed  Care  -  2.6%
Express  Scripts,  Inc.*                                     17,475    1,786,818
MID  Atlantic  Medical  Services*                            25,800      511,163
                                                                       2,297,981

Health  Care  -  Medical  Products  &  Supplies  -  1.9%
Bindley  Western  Industries.,  Inc.                         40,550    1,685,359

Health  Care  -  Special  Services  -  8.5%
FuelCell  Energy,  Inc.*                                      9,810      672,598
Impath,  Inc.*                                               18,400    1,223,600
Laboratory  Corp.  of  America  Holdings*                    24,600    4,329,600
Orthodontic  Centers  of  America*                           30,950      967,188
Specialty  Laboratories,  Inc.*                              14,000      463,750
                                                                       7,656,736

Equity  Securities  -  Cont'd                                Shares        Value
Investment  Management  -  7.6%
Affiliated  Managers  Group*                                 19,750   $1,083,781
Blackrock,  Inc.*                                            40,600    1,705,200
Federated  Investors,  Inc.                                  70,750    2,060,593
Investors  Financial  Services  Corp.                        23,300    2,003,800
                                                                       6,853,374

Lodging  -  Hotels  -  0.5%
Orient-Express  Hotels,  Ltd.*                               19,000      409,688

Machinery  -  Diversified  -  0.7%
Mettler  Toledo  International,  Inc.*                       11,300      614,438

Metal  Fabricators  -  3.1%
Shaw  Group,  Inc.  (The)*                                   55,200    2,760,000

Oil  &  Gas  -  Drilling  &  Equipment  -  2.3%
Grey  Wolf,  Inc.*                                          102,800      603,950
Patterson  Energy,  Inc.*                                    12,000      447,000
UTI  Energy  Corp.*                                          19,250      632,844
Veritas  DGC,  Inc.*                                         10,800      348,840
                                                                       2,032,634

Oil  &  Gas  -  Exploration  &  Production  -  3.4%
Cross  Timbers  Oil  Co.                                     18,900      524,475
Mitchell  Energy  &  Development  Corp.                       7,800      477,750
Spinnaker  Exploration  Co.*                                 18,250      775,625
St.  Mary  Land  &  Exploration  Co.                         20,500      682,906
Swift  Energy  Co.*                                          16,850      633,981
                                                                       3,094,737

Photography  /  Imaging  -  0.7%
Concord  Camera  Corp.*                                      40,400      666,600

Restaurants  -  2.2%
California  Pizza  Kitchen,  Inc.*                           17,590      496,918
Cheesecake  Factory  (The)*                                  38,700    1,485,113
                                                                       1,982,031

Retail  -  Food  Chains  -  0.2%
Krispy  Kreme  Doughnuts,  Inc.*                              1,675      139,025

Services  -  Commerce  &  Consumable  -  2.0%
Corporate  Executive  Board  Co.*                            20,900      831,101
Exult,  Inc.*                                                71,500      947,375
                                                                       1,778,476

Services  -  Computer  Systems  -  0.7%
Investment  Technology  Group,  Inc.*                        16,000      668,000

Services  -  Data  Process  -  4.5%
Bisys  Group,  Inc.*                                         30,250    1,576,781
Factset  Research  Systems,  Inc.                            66,800    2,476,276
                                                                       4,053,057

Telecommunications  -  Cell/Wireless  -  0.1%
Telecommunication  Systems,  Inc.*                           17,000       57,375

Equity  Securities  -  Cont'd                                Shares        Value
Truckers  -  0.8%
Forward  Air  Corp.*                                         19,200     $716,400

     Total  Equity  Securities  (Cost  $77,946,355)                   76,205,621

                                                         Principal
Corporate  Obligations  -  13.7%                            Amount
AES  Hawaii,  Inc.,  6.54%,  1/12/01                       $100,000       99,800
ANC  Rental  Funding,  6.65%,  1/5/01                     1,100,000    1,099,187
Artesia  North  America,  Inc.,  6.59%,  1/1/08           1,100,000    1,098,591
Commerz  Europe,  6.55%,  1/22/01                         1,600,000    1,593,887
COOP  Association  of  Tractor  Dealers,  6.80%,  1/4/01
                                                          1,000,000      999,433
FPL  Fuels,  Inc.,  6.62%,  1/1/08                          600,000      599,228
General  Re  Corp.,  6.51%,  1/1/05                         200,000      199,855
Madison  Gas  and  Electric,  6.52%,  1/25/01             1,300,000    1,294,349
Nestle  Capital  Corp.,  6.37%,  1/1/24                   1,700,000    1,693,081
Swedbank  Forenings,  6.55%,  1/19/01                     1,600,000    1,594,760
Verizon  Network  Funding,  6.30%,  1/1/02                2,100,000    2,099,633

     Total  Corporate  Obligations  (Cost  $12,371,804)               12,371,804


               TOTAL INVESTMENTS (Cost $90,318,159) - 98.4%           88,577,425
               Other  assets and liabilities, net - 1.6%               1,440,006
               Net  Assets  -  100%                                  $90,017,431



See  notes  to  schedules  of  investments  and  notes  to financial statements.

midcap  growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  82.8%                                 Shares        Value
Aerospace  &  Defense  -  0.7%
General  Dynamics  Corp.                                     11,000     $858,000

Airlines  -  0.8%
Continental  Airlines,  Inc.*                                20,500    1,058,313

Biotechnology  -  3.8%
Cephalon,  Inc.*                                             37,300    2,361,556
Genzyme  Corp  -  General  Division*                          6,600      593,588
Gilead  Sciences,  Inc.*                                     22,300    1,849,506
                                                                       4,804,650

Broadcast  -  TV,  Radio,  &  Cable  -  0.6%
Entravision  Communications  Corp.*                          40,900      751,537

Communications  Equipment  -  1.3%
Efficient  Networks,  Inc.*                                  21,500      306,375
Spectrasite  Holdings,  Inc.*                                98,000    1,298,500
                                                                       1,604,875

Computers  -  Software  &  Services  -  10.7%
Amdocs,  Ltd.                                                13,500      894,375
CNET  Networks,  Inc.*                                       46,600      745,600
Commerce  One,  Inc.*                                        83,600    2,116,125
eBay,  Inc.*                                                 73,100    2,412,300
Exodus  Communications,  Inc.*                               16,400      328,000
Intuit,  Inc.*                                               86,900    3,427,119
Openwave  Systems,  Inc.*                                    29,816    1,429,305
Peoplesoft,  Inc.*                                           59,200    2,201,500
                                                                      13,554,324

Distributors  -  Food  &  Health  -  2.8%
Amerisource  Health  Corp.*                                  71,650    3,618,325

Electrical  Equipment  -  5.3%
Flextronics  International,  Ltd.*                           43,000    1,225,500
Sanmina  Corp.*                                              51,940    3,979,902
SPX  Corp.*                                                  12,300    1,330,706
Vishay  Intertechnology,  Inc.*                              15,000      226,875
                                                                       6,762,983

Electronics  -  Instruments  -  4.2%
Newport  Corp.                                                7,000      550,266
Waters  Corp.*                                               56,800    4,742,800
                                                                       5,293,066

Electronics  -  Semiconductors  -  2.2%
Microchip  Technology,  Inc.*                               124,850    2,738,897

Equipment  -  Semiconductors  -  0.9%
Teradyne,  Inc.*                                             32,513    1,211,109

Healthcare  -  Diversified  -  0.5%
Allergan,  Inc.                                               6,500      629,281

Equity  Securities  -  Cont'd                                Shares        Value
Healthcare  -  Drugs  -  8.4%
Alza  Corp.*                                                127,300   $5,410,250
Forest  Laboratories,  Inc.*                                 40,000    5,315,000
                                                                      10,725,250

Healthcare  -  Managed  Care  -  1.0%
Express  Scripts,  Inc.*                                     11,900    1,216,775

Healthcare  -  Medical  Products  &  Supplies  -  1.8%
Affymetrix,  Inc.*                                           30,400    2,262,900

Healthcare  -  Specialty  Services  -  2.2%
Laboratory  Corp.  of  America  Holdings*                    15,650    2,754,400

Investment  Management  -  2.4%
Stilwell  Financial,  Inc.                                   78,400    3,091,900

Machinery  -  Diversified  -  0.5%
Dover  Corp.                                                 16,100      653,056

Manufacturing  -  Specialized  -  1.6%
Millipore  Corp.                                             32,200    2,028,600

Oil  &  Gas  -  Drilling  &  Equipment  -  16.4%
BJ  Services  Co.*                                           73,000    5,027,875
Cooper  Cameron  Corp.*                                      56,633    3,741,318
Nabors  Industries,  Inc.*                                   84,700    5,010,005
Santa  Fe  International  Corp.                              40,000    1,282,500
Smith  International,  Inc.*                                 49,500    3,690,844
Transocean  Sedco  Forex,  Inc.                              43,600    2,005,600
                                                                      20,758,142

Oil  &  Gas  -  Exploration  &  Production  -  3.1%
Devon  Energy  Corp.                                         33,600    2,048,592
EOG  Resources,  Inc.                                        33,900    1,853,906
                                                                       3,902,498

Power  Producers  -  Independent  -  3.4%
Calpine  Corp.*                                              95,900    4,321,494

Restaurants  -  5.9%
Outback  Steakhouse,  Inc.*                                 111,600    2,887,650
Starbucks  Corp.*                                           103,200    4,566,600
                                                                       7,454,250

Retail  -  Computers  &  Electronics  -  0.3%
Best  Buy  Co.,  Inc.*                                       12,900      381,356

Retail  -  Specialty  -  0.1%
Bed  Bath  &  Beyond,  Inc.*                                  5,600      125,300

Services  -  Advertising  &  Marketing  -  1.0%
Lamar  Advertising  Co.*                                     31,700    1,223,422

Services  -  Computer  Systems  -  0.4%
Investment  Technology  Group,  Inc.*                        11,650      486,388

Services  -  Data  Processing  -  0.5%
CSG  Systems  International*                                 14,650      687,634

      Equity  Securities  (Cost  $92,545,541)                        104,958,725

                                                         Principal
Commercial  Paper  -  15.5%                                  Amount        Value
CBA  Delaware  Finance, Inc., 6.55%, 1/16/01             $2,300,000   $2,293,723
Commerz Europe, Inc. (Ireland), 6.55%, 1/22/01            2,000,000    1,992,358
Coop Assoc. Tractor Dealers A, 6.72%, 1/12/01             2,200,000    2,195,483
General  Re  Corp.,  6.51%,  1/5/01                       2,200,000    2,198,409
Honeywell  International,  6.52%,  1/12/01                1,000,000      998,008
L'Oreal  USA,  Inc.,  6.55%,  1/17/01                     2,000,000    1,994,178
Nestle  Capital  Corp.,  6.37%  1/24/01                   2,100,000    2,091,453
Pacific  Gas  &  Electric  Co., 6.68%, 1/5/01             1,200,000    1,199,109
RR  Donnelley  &  Sons  Co.,  6.53%,  1/8/01              2,400,000    2,396,953
Swedbank  Forenings,  6.55%,  1/19/01                     2,300,000    2,292,467

     Total  Commercial  Paper  (Cost  $19,652,141)                    19,652,141


               TOTAL INVESTMENTS (Cost $112,197,682) - 98.3%         124,610,866
               Other  assets and liabilities, net - 1.7%               2,087,473
               Net  Assets  -  100%                                 $126,698,339

See  notes  to  schedules  of  investments  and  notes  to financial statements.

Emerging  Growth  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  91.1%                                 Shares        Value
Aerospace  &  Defense  -  1.1%
Boeing  Co.*                                                  6,300     $415,800
Empresa  Brasileira  de  Aeronautica  (ADR)                   1,400       55,650
General  Dynamics  Corp.*                                     9,100      709,800
Grupo  Aeroportuario  de  Sureste  (ADR)  *                   1,800       29,925
                                                                       1,211,175

Air  Freight  -  0.0%
FedEx  Corp.*                                                 1,300       51,948


Banks  -  Major  Regional  -  3.7%
BB&T  Corp.*                                                  1,400       52,238
Comerica,  Inc.                                              10,900      647,187
Fifth  Third  BanCorp.                                        4,300      256,925
First  Tennessee  National  Corp.                               100        2,894
Mellon  Financial  Corp.                                     16,800      826,350
National  City  Corp.*                                        2,100       60,375
Northern  Trust  Corp.                                        7,700      628,031
PNC  Financial  Services  Group  *                           13,400      979,038
State  Street  Corp.                                          1,800      223,578
Synovus  Financial  Corp.                                       500       13,469
Wells  Fargo  &  Co.                                          9,400      523,462
                                                                       4,213,547

Beverages  -  Alcoholic  -  1.5%
Adolph  Coors  Co.                                            2,700      216,844
Anheuser-Busch  Co.'s,  Inc.                                 14,400      655,200
Archer-Daniels-Midland  Co.                                   2,300       34,500
Diageo  Plc  (GBP)                                           66,400      744,659
                                                                       1,651,203

Beverages  -  Non-alcohol  -  0.4%
Coca-Cola  Enterprises                                        6,400      121,600
Pepsi  Bottling  Group,  Inc.                                 1,500       59,906
Pepsico,  Inc.                                                5,600      277,550
                                                                         459,056

Biotechnology  -  3.0%
Abgenix,  Inc.*                                               5,100      301,219
Ciphergen  Biosystems,  Inc.*                                   180        2,385
Genentech,  Inc.  *                                          15,700    1,279,550
Human  Genome  Sciences,  Inc.*                               1,500      103,969
Idec  Pharmaceuticals  Corp.*                                 1,200      227,475
Illumina,  Inc.*                                              2,190       35,177
Immunex  Corp.*                                              13,900      564,687
Medarex,  Inc.*                                               1,400       57,050
Millennium  Pharmaceuticals,  Inc.*                           2,000      123,750
Serono  (ADR)  *                                             29,690      710,704
                                                                       3,405,966

Broadcast  -  TV,  Radio  &  Cable  -  0.1%
Clear  Channel  Communications*                               2,700      130,781

Equity  Securities  -  Cont'd                                Shares        Value
Communications  Equipment  -  5.3%
Alcatel  (ADR)                                                1,700      $95,094
CIENA  Corp.*                                                13,100    1,064,375
Comverse  Technology,  Inc.*                                  8,900      966,762
Corning,  Inc.                                                4,100      216,531
Nokia  OYJ  (ADR)                                            44,200    1,922,700
Nortel  Networks  Corp.                                       7,060      226,361
Qualcomm,  Inc.*                                             17,000    1,397,188
Sawtek,  Inc.*                                                1,600       73,900
                                                                       5,962,911

Computers  -  Hardware  -  0.4%
Computer  Network  Technology  Corp.*                         2,800       80,675
Emulex  Corp.*                                                  800       63,950
Extreme  Networks,  Inc.*                                     6,700      262,137
                                                                         406,762

Computers  -  Networking  -  3.4%
Cisco  Systems,  Inc.*                                      100,600    3,847,950

Computers  -  Peripherals  -  1.4%
EMC  Corp.*                                                  24,600    1,635,900

Computers  -  Software  &  Services  -  8.0%
BEA  Systems,  Inc.*                                         10,800      726,975
Check  Point  Software  Technologies,  Ltd.*                 15,100    2,016,794
I2  Technologies,  Inc.*                                      1,400       76,125
Microsoft  Corp.*                                             5,000      216,875
Oracle  Corp.*                                              175,500    5,100,469
Veritas  Software  Corp.*                                    11,450    1,001,875
                                                                       9,139,113

Consumer  Finance  -  0.4%
Capital  One  Financial  Corp.                                1,900      125,044
Household  International,  Inc.                               6,700      368,500
                                                                         493,544

Distributors  -  Food  &  Health  -  2.3%
Allscripts  Pharmaceuticals,  Inc.  *                           200        1,869
Cardinal  Health,  Inc.                                      16,200    1,613,925
McKesson  HBOC  Inc.                                          9,600      344,544
Sysco  Corp.*                                                22,700      681,000
                                                                       2,641,338

Drug  Distribution  Systems  -  0.8%
Andrx  Group  *                                              15,300      885,487

Electric  -  Integrated  -  0.2%
American  Electric  Power  Co.,  Inc.                         6,000      279,000

Electric  Companies  -  3.1%
Constellation  Energy  Group,  Inc.                           4,900      220,806
Dominion  Resources,  Inc.                                    1,600      107,200
DTE  Energy  Co.                                              1,800       70,088
Duke  Energy  Corp.  *                                       10,800      920,700
Exelon  Corp.  *                                             14,100      989,961
FPL  Group,  Inc.                                             2,300      165,025
Orion  Power  Holdings,  Inc.*                                2,900       71,412
Public  Service  Enterprise  Group                            6,400      311,200
Reliant  Energy  Inc.*                                       11,500      498,094
Southern  Co.                                                 4,600      152,950

Equity  Securities  -  Cont'd                                Shares        Value
Electric  Companies  -  Cont'd
Southern  Energy,  Inc.*                                      1,600      $45,300
                                                                       3,552,736

Electrical  Equipment  -  0.1%
General  Electric  Co.                                        1,900       91,081

Electronics  -  Instrument  -  1.0%
Agilent  Technologies,  Inc.  *                               3,500      191,625
Waters  Corp.*                                               11,700      976,950
                                                                       1,168,575

Electronics  -  Semiconductors  -  1.4%
ARM  Holdings  Plc  (ADR)  *                                 10,400      234,650
Conexant  Systems,  Inc.*                                     3,600       55,350
Micron  Technology,  Inc.*                                    5,700      202,350
Qlogic  Corp.*                                                  700       53,900
RF  Micro  Devices,  Inc.*                                    4,900      134,444
Texas  Instruments,  Inc.                                    19,400      919,075
                                                                       1,599,769

Entertainment  -  0.1%
Viacom,  Inc.*                                                1,200       56,100

Financial  -  Diversified  -  6.6%
ACE,  Ltd.                                                    9,200      390,425
Bear  Stearns  Companies,  Inc.*                              1,400       70,962
Biotech  Holders  Trust                                         800      136,250
Citigroup,  Inc.                                             32,666    1,668,008
Fannie  Mae                                                  22,900    1,986,575
Freddie  Mac                                                 21,300    1,467,038
Morgan  Stanley  Dean  Witter  &  Co.*                        1,400      110,950
USA  Education,  Inc.                                        10,600      720,800
XL  Capital,  Ltd                                            11,400      996,075
                                                                       7,547,083

Foods  -  3.2%
Conagra  Foods,  Inc.                                         9,400      244,400
General  Mills,  Inc.                                         9,000      401,062
H.J.  Heinz  Co.                                              2,600      123,338
Hershey  Foods  Corp.                                         8,500      547,187
Quaker  Oats  Co.                                             5,600      545,300
Sara  Lee  Corp.                                             11,800      289,838
Unilever  NV                                                 18,400    1,158,050
William  Wrigley  Jr.  Co.                                    2,900      277,856
                                                                       3,587,031

Footwear  -  0.2%
Nike,  Inc.                                                   4,000      223,250

Healthcare  -  Diversified  -  2.7%
Abbott  Laboratories                                         13,000      629,688
American  Home  Products  Corp.                               4,300      273,265
Bristol-Myers  Squibb  Co.                                   20,300    1,523,112
Johnson  &  Johnson  *                                        5,900      619,869
                                                                       3,045,934

Equity  Securities  -  Cont'd                                Shares        Value
Healthcare  -  Drugs  -  2.8%
Alza  Corp  *                                                36,600   $1,555,500
Mylan  Laboratories                                           2,200       55,413
Sepracor,  Inc.*                                             11,200      897,400
Watson  Pharmaceutical,  Inc.*                               13,100      670,556
                                                                       3,178,869

Healthcare  -  Major  Pharmaceuticals  -  4.5%
Biovail  Corp.*                                               3,500      135,940
Eli  Lilly  &  Co.*                                           2,500      232,656
Merck  &  Co.,  Inc.                                          5,400      505,575
Pfizer,  Inc.*                                               35,000    1,610,000
Pharmacia  Corp.*                                             3,500      213,500
Schering-Plough  Corp.                                       15,600      885,300
Shire  Pharmaceuticals  Plc  (ADR)  *                         1,200       55,275
Teva  Pharmaceutical  Industries                             19,900    1,457,675
                                                                       5,095,921

Healthcare  -  Hospital  Management  -  1.6%
Community  Health  Systems,  Inc.*                            4,600      161,000
HCA  -  The  Healthcare  Co.*                                27,700    1,219,077
Tenet  Healthcare  Corp.                                     11,000      488,812
                                                                       1,868,889

Healthcare  -  Managed  Care  -  0.7%
Cigna  Corp.                                                  3,600      476,280
Wellpoint  Health  Networks  *                                2,400      276,600
                                                                         752,880

Healthcare  -  Medical  Products  &  Support  -  1.8%
Applera  Corp.  -  Applied  Biosystems  Group.               18,600    1,749,562
Medtronic,  Inc.*                                             5,000      301,875
                                                                       2,051,437

Healthcare  -  Specialty  Services  -  0.8%
Quest  Diagnostics,  Inc.*                                    6,200      880,400

Household  Products  -  Non-Durable  -  0.4%
Kimberly-Clark  Corp.                                         5,700      402,933
Procter  &  Gamble  Co.                                         700       54,906
                                                                         457,839

Instruments  -  Scientific  -  0.0%
Leica  Geosystems  (CHF)*                                       110       33,932

Insurance  -  Life  &  Health  -  1.6%
Aflac,  Inc.                                                 18,600    1,342,687
John  Hancock  Financial  Services                            2,900      109,113
UnumProvident  Corp.                                         13,600      365,500
                                                                       1,817,300

Insurance  -  Multi-Line  -  2.8%
Allstate  Corp.                                               6,900      300,581
American  International  Group.*                             24,900    2,454,206
Hartford  Financial  Services                                 2,400      169,500
ING  Groep  (EUR)*                                            3,000      239,670
                                                                       3,163,957

Equity  Securities  -  Cont'd                                Shares        Value
Insurance  -  Property  &  Casualty  -  1.0%
Chubb  Corp.                                                  6,800     $588,200
St.  Paul  Co.'s                                             10,700      581,144
                                                                       1,169,344

Insurance  Brokers  -  0.2%
Arthur  J.  Gallagher  &  Co.                                 2,700      171,788

Investment  Banking  &  Brokerage  -  1.0%
Goldman  Sachs  Group,  Inc.*                                   700       74,856
Lehman  Brothers  Holdings,  Inc.                             2,400      162,300
Merrill  Lynch  &  Co.                                       12,500      852,344
Waddell  &  Reed  Financial,  Inc.*                             150        5,644
                                                                       1,095,144

Leisure  Time  -  Products  -  0.0%
International  Speedway  Corp.                                  200        7,600

Machinery  -  Diversified  -  0.4%
Caterpillar,  Inc.*                                           3,700      175,056
Deere  &  Co.                                                 4,900      224,481
                                                                         399,537

Manufacturing  -  Diversified  -  6.4%
Danaher  Corp.                                                1,800      123,075
Minnesota  Mining  &  Manufacturing  Co.                      5,400      650,700
Tyco  International,  Ltd.                                   81,400    4,517,700
United  Technologies  Corp.                                  24,500    1,926,313
                                                                       7,217,788

Metals  Mining  -  0.1%
Phelps  Dodge  Corp.                                          1,200       66,975

Natural  Gas  -  2.1%
Coastal  Corp.                                                7,600      671,175
Dynegy,  Inc.                                                 9,800      549,413
El  Paso  Energy  Corp.                                       9,700      694,763
Enron  Corp.                                                  5,000      415,625
NiSource,  Inc.*                                              1,800       55,350
                                                                       2,386,326

Office  Equipment  &  Supplies  -  0.0%
United  Stationers,  Inc.*                                      200        4,800

Oil  &  Gas  -  Exploration  &  Production  -  1.1%
Baker  Hughes,  Inc.                                          6,900      286,781
Burlington  Resources,  Inc.                                  2,200      111,100
EOG  Resources,  Inc.*                                       10,700      585,156
Noble  Drilling  Corp.*                                       4,700      204,156
Transocean  Sedco  Forex,  Inc.                               1,600       73,600
                                                                       1,260,793

Personal  Care  -  0.1%
Gillette  Co.*                                                3,200      115,600

Power  Producers  -  3.6%
AES  Corp.*                                                  27,300    1,511,738
Calpine  Corp.*                                              57,600    2,595,600
                                                                       4,107,338

Equity  Securities  -  Cont'd                                Shares        Value
Research  &  Development  -  0.0%
Albany  Molecular  Research,  Inc.*                             800      $49,300

Retail  -  Apparel  /  Shoes  -  0.1%
American  Eagle  Outfitters,  Inc.*                           2,400      101,400

Retail  -  Building  Supplies  -  0.2%
Home  Depot,  Inc.                                            5,700      260,419

Retail  -  Computer  &  Electronic  -  0.1%
RadioShack  Corp.                                             3,000      128,438

Retail  -  Drug  Stores  -  0.9%
CVS  Corp.                                                    9,500      569,406
Walgreen  Co.                                                10,300      430,669
                                                                       1,000,075

Retail  -  Food  Chains  -  1.7%
Kroger  Co.*                                                 15,400      416,763
Safeway,  Inc.*                                              24,000    1,500,000
                                                                       1,916,763

Retail-General  Merchandise  -  0.3%
Wal-Mart  Stores,  Inc.                                       5,400      286,875

Retail  -  Home  Shopping  -  0.0%
Insight  Enterprises,  Inc.*                                    150        2,690

Retail  -  Specialty  Apparel  -  0.1%
Gap,  Inc.                                                    4,400      112,200

Savings  &  Loan  Companies  -  1.9%
Charter  One  Financial,  Inc.                                1,900       54,862
Golden  West  Financial  Corp.                               16,000    1,080,000
Washington  Mutual,  Inc.                                    20,300    1,077,169
                                                                       2,212,031

Services  -  Commercial  &  Consumer  -  0.2%
Cerner  Corp.*                                                1,200       55,500
Cintas  Corp.                                                 3,100      164,881
Pegasus  Solutions,  Inc.*                                      150        1,041
                                                                         221,422

Services  -  Data  Processing  -  0.4%
Automatic  Data  Processing                                   7,500      474,844

Telecommunications  -  Cell  /  Wireless  -  0.1%
Powerwave  Technologies,  Inc.*                               2,000      117,000

Telecommunications  Equipment  -  0.6%
Allergan,  Inc.                                               7,300      706,731

Tobacco  -  1.1%
Philip  Morris  Co.'s,  Inc.                                 28,100    1,236,400


     Total  Equity  Securities  (Cost  $95,555,804)                  103,418,285

                                                          Principal
U. S. Government Agencies and Instrumentalities - 10.0%      Amount        Value
Federal  Home  Loan  Bank,  5.50%,  1/2/01               $3,625,000   $3,624,446
Federal  Home  Loan  Mortgage  Discount  Notes,  5.70%,  1/2/01
                                                          7,781,000    7,779,768
                                                                      11,404,214

     Total  U.  S.  Government Agencies and Instrumentalities (Cost $11,404,214)
                                                                      11,404,214


               TOTAL INVESTMENTS (Cost $106,960,018) - 101.1%        114,822,499
               Other  assets  and  liabilities,  net  -  (1.1%)
(1,259,185)
               Net  Assets  -  100%                                 $113,563,314






See  notes  to  schedules  of  investments  and  notes  to financial statements.

Research  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  96.0%                                 Shares        Value
Aerospace  /  Defense  -  2.0%
Boeing  Co.                                                   5,500     $363,000
General  Dynamics  Corp.                                      3,070      239,460
                                                                         602,460

Aluminum  -  0.8%
Alcoa,  Inc.                                                  7,220      241,870

Banks  -  Major  Regional  -  2.4%
Bank  of  Scotland                                            7,500       78,559
FleetBoston  Financial  Corp.                                 3,400      127,713
PNC  Financial  Services  Group,  Inc.                        4,190      306,132
US  BanCorp.                                                  6,810      198,767
                                                                         711,171

Beverages  -  Alcoholic  -  0.6%
Anheuser-Busch  Co.'s,  Inc.                                  3,910      177,905

Broadcast  -  2.0%
Clear  Channel  Communications*                               3,080      149,188
Comcast  Corp.*                                               4,300      179,525
Echostar  Communications  Corp.*                              6,160      140,140
Infinity  Broadcasting  Corp.*                                4,645      129,770
                                                                         598,623

Chemicals  -  1.1%
Air  Products  &  Chemicals,  Inc.                              500       20,500
Novartis  AG  (CHF)                                             145      256,293
Rohm  &  Haas  Co.                                              300       10,894
Syngenta  AG  (CHF)                                             955       51,259
                                                                         338,946

Communications  Equipment  -  6.5%
American  Tower  Corp.*                                       4,740      179,528
CIENA  Corp.*                                                 5,390      437,937
Comverse  Technology,  Inc.*                                  3,090      335,651
Corning,  Inc.                                                9,359      494,272
Metromedia  Fiber  Network,  Inc.*                           13,810      139,826
Nortel  Networks  Corp.                                       7,190      230,529
Tycom,  Ltd.*                                                 5,110      114,336
                                                                       1,932,079

Computers  -  Hardware  -  3.6%
Brocade  Communications  System,  Inc.*                       1,020       93,649
Compaq  Computer  Corp.                                       4,500       67,725
Emulex  Corp.*                                                1,480      118,308
Extreme  Networks,  Inc.*                                     1,490       58,296
International  Business  Machines  Corp.                      4,750      403,750
Sun  Microsystems,  Inc.*                                    12,070      336,451
                                                                       1,078,179

Computers  -  Networking  -  3.1%
Cabletron  Systems,  Inc.*                                    4,310       64,919
Cisco  Systems,  Inc.*                                       22,250      851,062
                                                                         915,981

Equity  Securities  -  Cont'd                                Shares        Value
Computers  -  Peripherals  -  2.5%
EMC  Corp.*                                                  11,330     $753,445

Computers  -  Software  &  Services  -  4.6%
Akamai  Technologies,  Inc.*                                  1,480       31,173
BEA  Systems,  Inc.*                                            270       18,174
Check  Point  Software  Technologies*                           160       21,370
E.piphany,  Inc.*                                             1,010       54,477
Exodus  Communications,  Inc.*                                1,930       38,600
Macromedia,  Inc.*                                            1,290       78,368
Microsoft  Corp.*                                            11,800      511,825
Oracle  Corp.*                                                4,450      129,328
Rational  Software  Corp.*                                    1,460       56,849
Redback  Networks,  Inc.*                                     1,230       50,430
Selectica,  Inc.*                                               290        7,014
VeriSign,  Inc.*                                              1,790      132,796
Veritas  Software  Corp.*                                     2,848      249,200
                                                                       1,379,604

Consumer  Finance  -  0.6%
Capital  One  Financial  Corp.                                2,900      190,856

Electrical  Equipment  -  4.6%
Flextronics  International,  Ltd.*                           11,332      322,962
General  Electric  Co.                                       18,340      879,174
Sanmina  Corp.*                                               1,200       91,950
SCI  Systems,  Inc.*                                          1,180       31,123
SPX  Corp.*                                                     590       63,831
                                                                       1,389,040

Electronics  -  Instrument  -  0.3%
Gemstar-TV  Guide  International,  Inc.*                      2,000       92,250

Electronics  -  Semiconductors  -  2.1%
Analog  Devices,  Inc.*                                       1,450       74,222
Atmel  Corp.*                                                 7,100       82,538
Intel  Corp.                                                 13,500      405,844
Qlogic  Corp.*                                                  973       74,937
                                                                         637,541

Entertainment  -  1.4%
Time  Warner,  Inc.                                           1,890       98,734
Viacom,  Inc.*                                                6,603      308,690
                                                                         407,424

Financial  -  Diversified  -  3.0%
Citigroup,  Inc.                                             12,296      627,864
JP  Morgan  Chase  &  Co.                                     4,530      205,832
Morgan  Stanley  Dean  Witter  &  Co.                           800       63,400
                                                                         897,096

Financial  Investments  -  0.6%
HSBC  Holdings  (GBP)                                        12,106      178,299

Foods  -  0.3%
Quaker  Oats  Co.                                               480       46,740
Ralston  Purina  Group  Co.                                   1,730       45,196
                                                                          91,936

Equity  Securities  -  Cont'd                                Shares        Value
Healthcare  -  Diversified  -  4.3%
American  Home  Products  Corp.                               8,670     $550,978
Bristol-Myers  Squibb  Co.                                   10,140      749,726
                                                                       1,300,704

Healthcare  -  Drug-Major  Pharmaceutical  -  3.4%
Pfizer,  Inc.                                                 8,485      390,310
Pharmacia  Corp.                                             10,313      629,093
                                                                       1,019,403

Healthcare  -  Medical  Products  &  Supplies  -  2.3%
Applera  Corp.-Applied  Biosystems  Group                     3,080      289,713
Medtronic,  Inc.                                              6,680      403,305
                                                                         693,018

Healthcare  -  Managed  Care  -  0.3%
Cigna  Corp.                                                    740       97,902

Insurance  -  Life  &  Health  -  1.7%
Aflac,  Inc.                                                  2,660      192,018
John  Hancock  Financial  Svcs                                5,050      190,006
UnumProvident  Corp.                                          4,550      122,281
                                                                         504,305

Insurance  -  3.5%
American  International  Group,  Inc.                         5,910      582,504
Hartford  Financial  Services  Group                          3,320      234,475
St.  Paul  Co.'s,  Inc.                                       4,230      229,742
                                                                       1,046,721

Investment  Banking  &  Brokerage  -  1.1%
Goldman  Sachs  Group,  Inc.                                    830       88,758
Lehman  Brothers  Holdings,  Inc.                               580       39,223
Merrill  Lynch  &  Co.,  Inc.                                 2,850      194,334
                                                                         322,315

Leisure  Time  -  Products  -  0.5%
Harley-Davidson,  Inc.                                        4,100      162,975

Machinery  -  Diversified  -  6.9%
Deere  &  Co.                                                 6,600      302,363
Ingersoll-Rand  Co.                                           1,830       76,631
Tyco  International,  Ltd.                                   18,350    1,018,425
United  Technologies  Corp.                                   8,320      654,160
                                                                       2,051,579

Natural  Gas  -  1.5%
Dynegy,  Inc.                                                 3,700      207,431
Enron  Corp.                                                  2,530      210,306
Williams  Co.'s,  Inc.                                          880       35,145
                                                                         452,882

Oil  &  Gas-Drilling  &  Equipment  -  3.7%
Baker  Hughes,  Inc.                                          1,200       49,875
Global  Marine,  Inc.*                                       10,200      289,425
Noble  Drilling  Corp.*                                       4,220      183,306
Santa  Fe  International  Corp.                               5,670      181,794
Transocean  Sedco  Forex,  Inc.                               4,900      225,400
Weatherford  International,  Inc.*                            3,550      167,738
                                                                       1,097,538

Equity  Securities  -  Cont'd                                Shares        Value
Oil  &  Gas  -  Exploration  &  Production  -  0.6%
Devon  Energy  Corp.                                          1,150      $70,116
EOG  Resources,  Inc.                                         2,260      123,594
                                                                         193,710

Oil  -  Domestic  Integrated  -  1.1%
Conoco,  Inc.                                                11,550      334,228

Oil  -  International  Integrated  -  4.7%
BP  Amoco  Plc  (ADR)                                         7,208      345,083
Exxon  Mobil  Corp.                                           7,524      654,118
Royal  Dutch  Petroleum  (EUR)                                6,780      415,472
                                                                       1,414,673

Power  -  Producers  -  1.5%
AES  Corp.*                                                   5,060      280,198
Calpine  Corp.                                                3,910      176,194
                                                                         456,392

Publishing  -  Newspapers  -  0.2%
Readers  Digest  Assn.,  Inc.                                 1,850       72,381

Restaurants  -  0.7%
McDonald's  Corp.                                             6,250      212,500

Retail  -  Drug  Stores  -  8.8%
CVS  Corp.                                                   14,380      861,901
Fast  Retailing  Co.,  Ltd.  (JPY)                              600      117,460
RadioShack  Corp.                                             5,700      244,031
Rite  Aid  Corp.*                                               630        1,496
Safeway,  Inc.*                                              13,070      816,875
Wal-Mart  Stores,  Inc.                                      11,070      588,094
                                                                       2,629,857

Services  -  2.2%
Automatic  Data  Processing,  Inc.                            5,040      319,095
Computer  Sciences  Corp.*                                    5,650      339,706
                                                                         658,801

Telecommunications  -  Cell/Wireless  -  3.3%
Allegiance  Telecom,  Inc.*                                     560       12,469
FLAG  Telecom  Holdings  Ltd.*                                8,380       52,375
Global  Crossing  Ltd.*                                      11,880      170,033
Level  3  Communications,  Inc.*                              3,070      100,734
SBA  Communications  Corp.*                                   4,300      176,569
Sprint  Corp.  (PCS  Group)*                                 10,350      211,528
Time  Warner  Telecom,  Inc.                                    900       57,094
Vodafone  Group  Plc                                         51,863      190,387
                                                                         971,189

Telephone  -  1.6%
Qwest  Communications  International*                        11,250      461,250


     Total  Equity  Securities  (Cost  $28,919,890)                   28,769,028

                                                          Principal
U.S. Government Agencies and Instrumentalities - 3.7%        Amount        Value
Federal  Home  Loan  Bank  Discount  Notes,  5.5%,  1/2/01
                                                           $350,000     $349,947
Federal  Home  Loan  Mortgage  Corp.  Discount  Notes,  5.7%,  1/2/01
                                                            757,000      756,880


     Total  U.S.  Government  Agencies  and  Instrumentalities (Cost $1,106,827)
                                                                       1,106,827



               TOTAL INVESTMENTS (Cost $30,026,717) - 99.7%           29,875,855
               Other  assets  and liabilities, net - 0.3%                101,737
               Net  Assets  -  100%                                  $29,977,592










See  notes  to  schedules  of  investments  and  notes  to financial statements.

Growth  with  Income  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  94.5%                                 Shares        Value
Aerospace  /  Defense  -  1.9%
Boeing  Co.                                                   7,460     $492,360
General  Dynamics  Corp.                                      1,500      117,000
                                                                         609,360

Aluminum  -  0.6%
Alcoa,  Inc.                                                  5,800      194,300

Auto  Parts  &  Equipment  -  0.2%
Delphi  Automotive  Systems                                   4,790       53,887

Banks  -  Major  Regional  -  3.8%
Bank  One  Corp.                                              4,010      146,866
Firstar  Corp.                                                1,900       44,175
PNC  Financial  Services  Group                               3,380      246,951
State  Street  Corp.                                          3,770      468,272
Wells  Fargo  &  Co.                                          5,990      333,568
                                                                       1,239,832

Banks  -  Money  Center  -  1.0%
Bank  of  New  York  Co.,  Inc.                                 740       40,839
JP  Morgan  Chase  &  Co.*                                    6,400      290,800
                                                                         331,639

Beverages  -  Alcoholic  -  0.7%
Anheuser-Busch  Co.'s,  Inc.                                  1,760       80,080
Diageo  Plc  (GBP)                                           13,800      154,764
                                                                         234,844

Beverages  -  Non-alcoholic  -  1.0%
Coca-Cola  Co.                                                4,100      249,844
Pepsico,  Inc.                                                1,330       65,918
                                                                         315,762

Broadcast  -  Television,  Radio  &  Cable  -  0.2%
Comcast  Corp.*                                                 400       16,700
Infinity  Broadcasting  Corp.*                                2,290       63,977
                                                                          80,677

Chemicals  -  2.4%
Akzo  Nobel  NV  (EUR)                                        4,780      256,738
Dow  Chemical  Co.                                              930       34,061
E.I.  Du  Pont  de  Nemours  &  Co.                             910       43,964
Novartis  AG  (CHF)                                             200      353,507
Rohm  &  Haas  Co.                                            2,130       77,346
Syngenta  AG  (CHF)                                             138        7,407
                                                                         773,023

Equity  Securities  -  Cont'd                                Shares        Value
Communications  Equipment  -  3.3%
American  Tower  Corp.*                                       1,100      $41,662
CIENA  Corp.*                                                 1,000       81,250
Corning,  Inc.                                                7,820      412,994
Lucent  Technologies,  Inc.                                   7,700      103,950
Motorola,  Inc.                                               1,795       36,349
Nortel  Networks  Corp.                                      10,280      329,602
Tycom,  Ltd.*                                                 3,100       69,363
                                                                       1,075,170

Computers  -  Hardware  -  3.3%
Compaq  Computer  Corp.                                       8,520      128,226
Dell  Computer  Corp.*                                        5,500       95,906
Hewlett-Packard  Co.                                          1,040       32,825
International  Business  Machines  Corp.                      7,410      629,850
Sun  Microsystems,  Inc.*                                     6,980      194,568
                                                                       1,081,375

Computers  -  Networking  -  2.3%
Cabletron  Systems*                                           4,920       74,107
Cisco  Systems,  Inc.*                                       17,360      664,020
                                                                         738,127

Computers  -  Peripherals  -  0.4%
EMC  Corp.*                                                   2,120      140,980

Computers  -  Software  &  Services  -  3.0%
America  Online,  Inc.*                                         380       13,224
BEA  Systems,  Inc.*                                            400       26,925
Computer  Associates  International,  Inc.                      590       11,505
I2  Technologies,  Inc.*                                        200       10,875
Mercury  Interactive  Corp.*                                    200       18,050
Microsoft  Corp.*                                            11,790      511,391
Oracle  Corp.*                                               10,700      310,969
Veritas  Software  Corp.*                                       870       76,125
Yahoo,  Inc.*                                                   600       18,103
                                                                         997,167

Consumer  Finance  -  0.2%
Capital  One  Financial  Corp.                                  960       63,180

Distributors  -  Food  &  Health  -  0.0%
Sysco  Corp.                                                    200        6,000

Electric  Companies  -  2.4%
Dominion  Resources,  Inc.                                      300       20,100
Exelon  Corp.                                                 6,455      453,206
NiSource,  Inc.                                               2,800       86,100
TXU  Corp.                                                    4,690      207,825
TXU  Corp.  (Growth  Prides)*                                   490       22,050
                                                                         789,281

Electrical  Equipment  -  3.4%
Flextronics  International,  Ltd.*                            1,400       39,900
General  Electric  Co.                                       21,790    1,044,558
Solectron  Corp.*                                             1,170       39,663
                                                                       1,124,121

Electronics  -  Component  Distribution  -  0.2%
W.W.  Grainger,  Inc.                                         1,820       66,430

Equity  Securities  -  Cont'd                                Shares        Value
Electronics  -  Semiconductors  -  1.1%
Analog  Devices,  Inc.*                                         220      $11,261
Intel  Corp.                                                  3,690      110,931
Linear  Technology  Corp.                                       230       10,637
Micron  Technology,  Inc.*                                      790       28,045
Texas  Instruments,  Inc.                                     4,220      199,923
Xilinx,  Inc.*                                                  200        9,225
                                                                         370,022

Entertainment  -  0.8%
Time  Warner,  Inc.                                             970       50,673
Viacom,  Inc.*                                                4,320      201,960
                                                                         252,633

Financial  -  Diversified  -  6.3%
American  Express  Co.                                        4,500      247,219
Citigroup,  Inc.                                              5,466      279,108
Fannie  Mae                                                   4,650      403,387
Freddie  Mac                                                 12,010      827,189
HSBC  Holdings  (GBP)                                        11,426      168,285
ING  Groep  NV  (EUR)                                         1,258      100,502
Morgan  Stanley  Dean  Witter  &  Co.                           500       39,625
                                                                       2,065,315

Foods  -  1.3%
Nestle  SA  (CHF)                                               112      261,188
Quaker  Oats  Co.                                             1,660      161,643
                                                                         422,831

Healthcare  -  Diversified  -  3.9%
Abbott  Laboratories                                          1,310       63,453
American  Home  Products  Corp.                               6,630      421,337
Bristol-Myers  Squibb  Co.                                    9,920      733,460
Johnson  &  Johnson                                             560       58,835
                                                                       1,277,085

Healthcare  -  Drug  -  Major  Pharmaceutical  -  5.4%
AstraZeneca  Group  Plc  (GBP)                                1,560       78,728
Pfizer,  Inc.                                                21,545      991,070
Pharmacia  Corp.                                              9,404      573,644
Schering-Plough  Corp.                                        2,150      122,012
                                                                       1,765,454

Healthcare  -  Managed  Care  -  1.2%
Cigna  Corp.                                                  2,420      320,166
UnitedHealth  Group,  Inc.                                    1,200       73,650
                                                                         393,816

Healthcare  -  Medical  Products  &  Supplies  -  1.7%
Applera  Corp.  -  Applied  Biosystems  Group                 2,040      191,888
Medtronic,  Inc.                                              5,750      347,156
                                                                         539,044

Household  Products  -  Non-Durable  -  0.8%
Clorox  Co.                                                     440       15,620
Colgate-Palmolive  Co.                                        3,150      203,332
Procter  &  Gamble  Co.                                         530       41,572
                                                                         260,524

Equity  Securities  -  Cont'd                                Shares        Value
Insurance  -  Life  &  Health  -  1.3%
Aflac,  Inc.                                                  3,400     $245,438
John  Hancock  Financial  Services                            1,500       56,437
Lincoln  National  Corp.                                        800       37,850
Metlife,  Inc.                                                  500       17,500
UnumProvident  Corp.                                          2,400       64,500
                                                                         421,725

Insurance  -  Multi-Line  -  3.3%
American  International  Group                                4,780      471,129
Hartford  Financial  Services                                 8,790      620,794
                                                                       1,091,923

Insurance  -  Property  &  Casualty  -  1.0%
St.  Paul  Co.'s                                              5,810      315,556

Insurance  Brokers  -  0.1%
Marsh  &  McLennan  Co.'s                                       340       39,780

Investment  Banking  /  Brokerage  -  0.1%
Merrill  Lynch  &  Co.                                          620       42,276

Machinery  -  Diversified  -  1.7%
Deere  &  Co.                                                 9,840      450,795
Ingersoll-Rand  Co.                                           2,750      115,156
                                                                         565,951

Manufacturing  -  Diversified  -  4.7%
Tyco  International,  Ltd.                                    8,280      459,540
United  Technologies  Corp.                                  13,580    1,067,728
                                                                       1,527,268

Natural  Gas  -  0.9%
Coastal  Corp.                                                  350       30,909
Dynegy,  Inc.                                                   300       16,819
Enron  Corp.                                                  1,260      104,737
Williams  Co.'s,  Inc.                                        3,720      148,568
                                                                         301,033

Oil  &  Gas  -  Exploration  &  Production  -  1.8%
Baker  Hughes,  Inc.                                          6,590      273,897
Global  Marine,  Inc.*                                        1,770       50,224
Santa  Fe  International  Corp.                                 730       23,406
Schlumberger,  Ltd.                                           1,800      143,887
Transocean  Sedco  Forex,  Inc.                               2,450      112,700
                                                                         604,114

Oil  -  Domestic  Integrated  -  1.1%
Conoco,  Inc.                                                11,790      341,173
Occidental  Petroleum  Corp.                                    700       16,975
                                                                         358,148

Oil  -  International  Integrated  -  6.4%
BP  Amoco  Plc                                               14,062      673,218
Chevron  Corp.                                                1,000       84,437
Exxon  Mobil  Corp.                                          10,772      936,491
Royal  Dutch  Petroleum  (EUR)                                6,670      408,732
                                                                       2,102,878

Personal  Care  -  0.4%
Gillette  Co.                                                 3,480      125,715

Equity  Securities  -  Cont'd                                Shares        Value
Power  Producers  -  0.1%
AES  Corp.                                                      600      $33,225

Publishing  -  Newspapers  -  1.7%
Gannett  Co.,  Inc.                                           4,330      273,061
New  York  Times  Co.                                         7,040      282,040
                                                                         555,101

Railroads  -  0.2%
Canadian  National  Railway  Co.                              2,543       75,495

Restaurants  -  0.1%
McDonald's  Corp.                                               540       18,360

Retail  -  Building  Supplies  -  0.1%
Home  Depot,  Inc.                                              700       31,981

Retail  -  Computers  &  Electronics  -  0.1%
RadioShack  Corp.                                               600       25,687

Retail  -  Drug  Stores  -  1.8%
CVS  Corp.                                                    9,730      583,192

Retail  -  Food  Chains  -  3.2%
Kroger  Co.*                                                  6,820      184,566
Safeway,  Inc.*                                              13,920      870,000
                                                                       1,054,566

Retail  -  General  Merchandise  -  1.7%
Wal-Mart  Stores,  Inc.                                      10,720      569,500

Retail  -  Specialty  Apparel  -  0.2%
Fast  Retailing  Co.,  Ltd.  (JPY)                              400       78,307

Services  -  Commercial  &  Consumer  -  0.5%
Cintas  Corp.                                                   750       39,891
Reuters  Group  Plc                                           1,120      110,320
                                                                         150,211

Services  -  Computer  Systems  -  0.7%
Computer  Sciences  Corp.*                                    3,660      220,057

Services  -  Data  Processing  -  2.7%
Automatic  Data  Processing                                   7,970      504,601
DST  Systems,  Inc.*                                            260       17,420
First  Data  Corp.                                            6,600      347,737
                                                                         869,758

Telecommunications  -  Cell  /  Wireless  -  1.5%
Sprint  Corp.  (PCS  Group)*                                  5,920      120,990
Verizon  Communications                                       7,210      361,401
                                                                         482,391

Telecommunications  -  Long  Distance  -  1.2%
Global  Crossing,  Ltd.*                                      4,090       58,538
Qwest  Communications  International*                         4,800      196,800
Vodafone  Airtouch  (GBP)                                    16,849       61,851
XO  Communications,  Inc.*                                    4,880       86,925
                                                                         404,114

Equity  Securities  -  Cont'd                                Shares        Value
Telephone  -  2.2%
Alltel  Corp.                                                 3,510     $219,156
Bellsouth  Corp.                                              1,100       45,031
Broadwing,  Inc.*                                             3,860       88,056
SBC  Communications,  Inc.                                    7,920      378,180
                                                                         730,423

Tobacco  -  0.9%
Philip  Morris  Co.'s,  Inc.                                  6,520      286,880


     Total  Equity  Securities  (Cost  $29,125,118)                   30,927,494


Corporate  Securities  -  0.1%                           Par  Value
NTL,  Inc.,  5.75%,  12/15/09                               $69,000       33,046
Transocean  Sedco  Forex,  Inc., Zero Coupon, 5/24/20        21,000       12,364


     Total  Corporate  Securities  (Cost  $79,775)                        45,410


U.S.  Government  Agencies  and  Instrumentalities  -  5.4%
Federal  Home  Loan  Bank  Discount  Notes,  5.50%,  1/2/01
                                                            559,000      558,915
Federal  Home  Loan  Mortgage  Discount  Notes,  5.70%,  1/2/01
                                                          1,211,000    1,210,808

     Total  U.S.  Government  Agencies  and  Instrumentalities (Cost $1,769,723)
                                                                       1,769,723



               TOTAL INVESTMENTS (Cost $30,974,616) - 100.0%          32,742,627
               Other  assets  and  liabilities, net - 0.0%               (2,575)
               Net  Assets  -  100%                                  $32,740,052


See  notes  to  schedules  of  investments  and  notes  to financial statements.

Index  500  Portfolio
Schedule  of  Investments
December  31,  2000

Equity  Securities  -  97.9%                                 Shares        Value
Aerospace  /  Defense  -  0.8%
Boeing  Co.                                                  13,500     $891,000
B.F.  Goodrich  Co.                                           1,400       50,925
General  Dynamics  Corp.                                      3,100      241,800
Lockheed  Martin  Corp.                                       6,400      217,280
Northrop  Grumman  Corp.                                      1,100       91,300
                                                                       1,492,305

Agricultural  Products  -  0.1%
Archer-Daniels-Midland  Co.                                   9,555      143,325

Air  Freight  -  0.1%
FedEx  Corp.*                                                 4,300      171,828

Airlines  -  0.3%
AMR  Corp.*                                                   2,400       94,050
Delta  Air  Lines,  Inc.                                      1,900       95,356
Southwest  Airlines                                           7,500      251,475
US  Airways  Group,  Inc.*                                    1,000       40,563
                                                                         481,444

Aluminum  -  0.3%
Alcan  Aluminium,  Ltd.                                       4,800      164,100
Alcoa,  Inc.                                                 13,120      439,520
                                                                         603,620

Auto  Parts  &  Equipment  -  0.2%
Cooper  Tire  &  Rubber                                       1,200       12,750
Dana  Corp.                                                   2,200       33,687
Delphi  Automotive  Systems  Corp.                            8,900      100,125
Genuine  Parts  Co.                                           2,800       73,325
Goodyear  Tire  &  Rubber  Co.                                2,500       57,475
Snap-On,  Inc.                                                1,000       27,875
TRW,  Inc.                                                    2,000       77,500
Visteon  Corp.                                                1,800       20,700
                                                                         403,437

Automobiles  -  0.6%
Ford  Motor  Co.                                             28,387      665,316
General  Motors  Corp.                                        8,572      436,636
                                                                       1,101,952

Banks  -  Major  Regional  -  4.2%
Amsouth  BanCorp.                                             5,700       86,925
Bank  of  New  York  Co.,  Inc.                              11,300      623,619
Bank  One  Corp.                                             17,600      644,600
BB&T  Corp.                                                   6,100      227,606
Comerica,  Inc.                                               2,300      136,563
Fifth  Third  BanCorp.                                        7,000      418,250
Firstar  Corp.                                               14,500      337,125
FleetBoston  Financial  Corp.                                13,900      522,119
Huntington  Bancshares                                        3,630       58,761
Keycorp.                                                      6,600      184,800
Mellon  Financial  Corp.                                      7,500      368,906
National  City  Corp.                                         9,300      267,375
Northern  Trust  Corp.                                        3,400      277,312

Equity  Securities  -  Cont'd                                Shares        Value
Banks  -  Major  Regional  -  Cont'd
Old  Kent  Financial  Corp.                                   2,205      $96,469
PNC  Financial  Services  Group                               4,400      321,475
Regions  Financial  Corp.                                     3,200       87,400
SouthTrust  Corp.                                             2,700      109,856
State  Street  Corp.                                          2,500      310,525
Summit  BanCorp.                                              2,600       99,287
Suntrust  Banks,  Inc.                                        4,600      289,800
Synovus  Financial  Corp.                                     4,200      113,138
U.S.  BanCorp.                                               11,400      332,737
Union  Planters  Corp.                                        2,000       71,500
Wachovia  Corp.                                               3,200      186,000
Wells  Fargo  &  Co.                                         26,000    1,447,875
                                                                       7,620,023

Banks  -  Money  Center  -  1.6%
Bank  of  America  Corp.                                     24,700    1,133,113
Chase  Manhattan  Corp.                                      19,950      906,478
First  Union  Corp.                                          14,900      414,406
J.P.  Morgan  &  Co.                                          2,400      397,200
                                                                       2,851,197

Beverages  -  Alcoholic  -  0.4%
Adolph  Coors                                                   600       48,187
Anheuser-Busch  Companies,  Inc.                             13,700      623,350
Brown-Forman  Corp.                                           1,100       73,150
                                                                         744,687

Beverages  -  Non-alcoholic  -  1.9%
Coca-Cola  Co.                                               37,900    2,309,531
Coca-Cola  Enterprises                                        6,400      121,600
Pepsico,  Inc.                                               21,900    1,085,419
                                                                       3,516,550

Biotechnology  -  0.8%
Amgen,  Inc.*                                                15,800    1,010,213
Biogen,  Inc.*                                                2,200      132,137
Chiron  Corp.*                                                2,700      120,150
Medimmune,  Inc.*                                             3,200      152,600
                                                                       1,415,100

Broadcast  -  Television,  Radio,  Cable  -  0.6%
Clear  Channel  Communications*                               9,000      435,938
Comcast  Corp.*                                              13,800      576,150
                                                                       1,012,088

Building  Materials  -  0.1%
Masco  Corp.                                                  6,900      177,244

Chemicals  -  1.2%
Air  Products  &  Chemicals,  Inc.                            3,500      143,500
Dow  Chemical  Co.                                           10,500      384,563
Du  Pont  (E.I.)  de  Nemours  &  Co.                        16,000      773,000
Eastman  Chemical  Co.                                        1,100       53,625
Ecolab,  Inc.                                                 1,900       82,056
Engelhard  Corp.                                              2,000       40,750
FMC  Corp.*                                                     500       35,844
Great  Lakes  Chemical  Corp.                                   900       33,469
Hercules,  Inc.                                               1,700       32,406
International  Flavors  &  Fragrances                         1,700       34,531
PPG  Industries,  Inc.                                        2,700      125,044

Equity  Securities  -  Cont'd                                Shares        Value
Chemicals  -  Cont'd
Praxair,  Inc.                                                2,400     $106,500
Rohm  &  Haas  Co.                                            3,300      119,831
Sigma-Aldrich                                                 1,300       51,106
Union  Carbide  Corp.                                         2,000      107,625
                                                                       2,123,850

Communications  Equipment  -  3.3%
ADC  Telecommunications,  Inc.*                              11,700      212,063
Andrew  Corp.*                                                1,200       26,100
Avaya,  Inc.*                                                 4,358       44,942
Comverse  Technology,  Inc.*                                  2,400      260,700
Corning,  Inc.                                               14,000      739,375
JDS  Uniphase  Corp.*                                        14,400      600,300
Lucent  Technologies,  Inc.                                  50,700      684,450
Motorola,  Inc.                                              33,201      672,320
Nortel  Networks  Corp.                                      47,100    1,510,144
Qualcomm,  Inc.*                                             11,400      936,937
Scientific-Atlanta,  Inc.                                     2,500       81,406
Tellabs,  Inc.*                                               6,200      350,300
                                                                       6,119,037

Computers  -  Hardware  -  3.4%
Apple  Computer,  Inc.*                                       5,000       74,375
Compaq  Computer  Corp.                                      26,200      394,310
Dell  Computer  Corp.*                                       39,400      687,037
Gateway,  Inc.*                                               5,000       89,950
Hewlett-Packard  Co.                                         30,000      946,875
International  Business  Machines  Corp.                     26,700    2,269,500
NCR  Corp.*                                                   1,500       73,688
Palm,  Inc.*                                                  8,709      246,574
Sun  Microsystems,  Inc.*                                    48,500    1,351,937
                                                                       6,134,246

Computers  -  Networking  -  2.5%
Cabletron  Systems*                                           2,800       42,175
Cisco  Systems,  Inc.*                                      109,700    4,196,025
Network  Appliance,  Inc.*                                    4,800      308,100
                                                                       4,546,300

Computers  -  Peripherals  -  1.3%
EMC  Corp.*                                                  33,400    2,221,100
Lexmark  International,  Inc.*                                1,900       84,194
                                                                       2,305,294

Computers  -  Software  &  Services  -  5.3%
Adobe  Systems,  Inc.                                         3,600      209,475
America  Online,  Inc.*                                      35,300    1,228,440
Autodesk,  Inc.                                                 900       24,244
BMC  Software,  Inc.*                                         3,900       54,600
BroadVision,  Inc.*                                           4,000       47,250
Citrix  Systems,  Inc.*                                       3,000       67,500
Computer  Associates  International,  Inc.                    9,000      175,500
Compuware  Corp.*                                             5,900       36,875
Intuit,  Inc.*                                                3,100      122,256
Mercury  Interactive  Corp.*                                  1,200      108,300
Microsoft  Corp.*                                            81,300    3,526,387
Novell,  Inc.*                                                5,300       27,659
Oracle  Corp.*                                               85,200    2,476,125
Parametric  Technology  Corp.*                                4,400       59,125
Peoplesoft,  Inc.*                                            4,400      163,625

Equity  Securities  -  Cont'd                                Shares        Value
Computers  -  Software  &  Services  -  Cont'd
Siebel  Systems,  Inc.*                                       6,400     $432,800
Unisys  Corp.*                                                5,100       74,588
Veritas  Software  Corp.*                                     5,900      516,250
Yahoo,  Inc.*                                                 8,500      256,461
                                                                       9,607,460

Construction  Materials  -  0.0%
Vulcan  Materials  Co.                                        1,600       76,600

Consumer  Finance  -  0.8%
Capital  One  Financial  Corp.                                3,000      197,438
Countrywide  Credit  Ind,  Inc.                               1,800       90,450
Household  International,  Inc.                               7,200      396,000
MBNA  Corp.                                                  13,100      483,881
Providian  Financial  Corp.                                   4,400      253,000
                                                                       1,420,769

Consumer  Jewelry,  Novelty,  Gifts  -  0.0%
American  Greetings                                             900        8,494

Containers  -  Metal  &  Glass  -  0.0%
Ball  Corp.                                                     500       23,031


Containers  &  Packaging  -  0.1%
Bemis  Co.                                                      900       30,206
Pactiv  Corp.*                                                2,900       35,888
Temple-Inland,  Inc.                                            700       37,537
                                                                         103,631

Distributors  -  Food  &  Health  -  0.5%
Cardinal  Health,  Inc.                                       4,300      428,387
Mckesson  HBOC,  Inc.                                         4,400      157,916
Supervalu,  Inc.                                              2,300       31,913
Sysco  Corp.                                                 10,200      306,000
                                                                         924,216

Electric  Companies  -  2.2%
Allegheny  Energy,  Inc.                                      1,600       77,100
Ameren  Corp.                                                 2,200      101,887
American  Electric  Power                                     5,000      232,500
Cinergy  Corp.                                                2,300       80,788
CMS  Energy  Corp.                                            1,800       57,037
Consolidated  Edison,  Inc.                                   3,100      119,350
Constellation  Energy  Group,  Inc.                           2,400      108,150
Dominion  Resources,  Inc.                                    3,716      248,942
DTE  Energy  Co.                                              2,300       89,556
Duke  Energy  Corp.                                           5,600      477,400
Edison  International                                         4,900       76,563
Entergy  Corp.                                                3,400      143,862
Exelon  Corp.                                                 4,850      340,519
FirstEnergy  Corp.                                            3,500      110,469
FPL  Group,  Inc.                                             2,700      193,725
GPU,  Inc.                                                    1,800       66,262
Niagara  Mohawk  Holdings,  Inc.*                             2,400       40,050
PG&E  Corp.                                                   5,900      118,000
Pinnacle  West  Capital  Corp.                                1,400       66,675
PPL  Corp.                                                    2,300      103,931
Progress  Energy,  Inc.                                       3,141      154,498
Public  Service  Enterprise  Group                            3,200      155,600

Equity  Securities  -  Cont'd                                Shares        Value
Electric  Companies  -  Cont'd
Reliant  Energy,  Inc.                                        4,500     $194,906
Southern  Co.                                                 9,900      329,175
TXU  Corp.                                                    3,900      172,819
XCEL  Energy,  Inc.                                           5,145      149,527
                                                                       4,009,291

Electrical  Equipment  -  4.8%
American  Power  Conversion*                                  3,100       38,363
Cooper  Industries,  Inc.                                     1,500       68,906
Emerson  Electric  Co.                                        6,500      512,281
General  Electric  Co.                                      151,100    7,243,356
Molex,  Inc.                                                  3,025      107,388
Power-One,  Inc.*                                             1,100       43,244
Rockwell  International  Corp.                                2,800      133,350
Sanmina  Corp.*                                               2,300      176,237
Solectron  Corp.*                                             9,200      311,880
Symbol  Technologies,  Inc.                                   2,200       79,200
Thomas  &  Betts  Corp.                                         900       14,569
                                                                       8,728,774

Electronics  -  Component  Distributor  -  0.0%
W.W.  Grainger,  Inc.                                         1,500       54,750

Electronics  -  Defense  -  0.1%
Raytheon  Co.                                                 5,200      161,525

Electronics  -  Instruments  -  0.3%
Agilent  Technologies  Inc*                                   6,978      382,045
PerkinElmer,  Inc.                                              700       73,500
Tektronix,  Inc.                                              1,400       47,163
                                                                         502,708

Electronics  -  Semiconductors  -  3.6%
Adaptec,  Inc.*                                               1,700       17,425
Advanced  Micro  Devices*                                     4,800       66,300
Altera  Corp.*                                                6,200      163,137
Analog  Devices,  Inc.*                                       5,500      281,531
Applied  Micro  Circuits  Corp.*                              4,400      329,956
Conexant  Systems,  Inc.*                                     3,500       53,813
Intel  Corp.                                                102,800    3,090,425
Linear  Technology  Corp.                                     4,800      222,000
LSI  Logic  Corp.*                                            4,700       80,323
Maxim  Integrated  Products*                                  4,400      210,375
Micron  Technology,  Inc.*                                    8,700      308,850
National  Semiconductor  Corp.*                               2,800       56,350
Qlogic  Corp.*                                                1,400      107,800
Texas  Instruments,  Inc.                                    26,400    1,250,700
Vitesse  Semiconductor  Corp.*                                2,800      154,875
Xilinx,  Inc.*                                                5,100      235,237
                                                                       6,629,097

Engineering  &  Construction  -  0.0%
Fluor  Corp.*                                                 1,200       39,675
McDermott  International,  Inc.                                 900        9,675
                                                                          49,350

Equity  Securities  -  Cont'd                                Shares        Value
Entertainment  -  1.7%
Time  Warner,  Inc.                                          20,200   $1,055,248
Viacom,  Inc.*                                               23,131    1,081,374
Walt  Disney  Co.                                            31,800      920,213
                                                                       3,056,835

Equipment  -  Semiconductors  -  0.6%
Applied  Materials,  Inc.*                                   12,500      477,344
Broadcom  Corp.*                                              3,600      302,400
Kla-Tencor  Corp.*                                            2,800       94,325
Novellus  Systems,  Inc.*                                     2,100       75,469
Teradyne,  Inc.*                                              2,700      100,575
                                                                       1,050,113

Financial  -  Diversified  -  4.8%
AMBAC  Financial  Group,  Inc.                                1,500       87,469
American  Express  Co.                                       20,300    1,115,231
CIT  Group,  Inc.                                             4,300       86,538
Citigroup,  Inc.                                             76,607    3,911,732
Fannie  Mae.                                                 10,600      730,075
Freddie  Mac                                                 15,400    1,335,950
Moody's  Corp.                                                2,600       66,787
Morgan  Stanley  Dean  Witter  &  Co.                        17,000    1,347,250
USA  Education,  Inc.                                         2,400      163,200
                                                                       8,844,232

Foods  -  1.4%
Campbell  Soup  Co.                                           6,600      228,525
Conagra,  Inc.                                                7,600      197,600
General  Mills,  Inc.                                         4,400      196,075
H.J.  Heinz  Co.                                              5,400      256,162
Hershey  Foods  Corp.                                         2,000      128,750
Kellogg  Co.                                                  6,200      162,750
Quaker  Oats  Co.                                             2,000      194,750
Ralston  Purina  Group                                        4,600      120,175
Sara  Lee  Corp.                                             12,600      309,488
Unilever  N.V.  (ADR)                                         8,700      547,556
William  Wrigley  Jr.  Co.                                    1,700      162,881
                                                                       2,504,712

Footwear  -  0.1%
Nike,  Inc.                                                   4,000      223,250
Reebok  International,  Ltd.*                                   900       24,606
                                                                         247,856

Gaming,  Lottery,  Parimutuel  -  0.0%
Harrah's  Entertainment,  Inc.*                               1,700       44,838

Gold  and  Precious  Metals  Mining  -  0.1%
Barrick  Gold  Corp.                                          6,200      101,556
Homestake  Mining  Co.                                        4,300       18,006
Newmont  Mining  Corp.                                        2,300       39,244
Placer  Dome,  Inc.                                           5,200       50,050
                                                                         208,856

Hardware  &  Tools  -  0.1%
Black  &  Decker  Corp.                                       1,400       54,950
Stanley  Works                                                1,400       43,663
                                                                          98,613

Equity  Securities  -  Cont'd                                Shares        Value
Healthcare  -  Diversified  -  3.8%
Abbott  Laboratories                                         23,700   $1,147,969
Allergan,  Inc.                                               2,000      193,625
American  Home  Products  Corp.                              19,900    1,264,645
Bristol-Myers  Squibb  Co.                                   29,800    2,203,337
Johnson  &  Johnson                                          21,200    2,227,325
                                                                       7,036,901

Healthcare  -  Drugs  -  General,  Other  -  0.2%
Alza  Corp.*                                                  3,600      153,000
King  Pharmaceuticals,  Inc.*                                 2,600      134,388
Watson  Pharmaceutical,  Inc.*                                1,600       81,900
                                                                         369,288

Healthcare  -  Drugs  -  Major  Pharmaceuticals  -  6.5%
Eli  Lilly  &  Co.                                           17,100    1,591,369
Forest  Laboratories,  Inc.*                                  1,300      172,737
Merck  &  Co.,  Inc.                                         35,200    3,295,600
Pfizer,  Inc.                                                96,175    4,424,050
Pharmacia  Corp.                                             19,577    1,194,197
Schering-Plough  Corp.                                       22,400    1,271,200
                                                                      11,949,153

Healthcare  -  Hospital  Management  -  0.3%
HCA  -  The  Healthcare  Co.                                  8,300      365,283
Tenet  Healthcare  Corp.                                      4,800      213,300
                                                                         578,583

Healthcare  -  Longterm  Care  -  0.0%
Manor  Care,  Inc.*                                           1,700       35,062

Healthcare  -  Managed  Care  -  0.3%
Aetna,  Inc.*                                                 2,200       90,338
Humana,  Inc.*                                                2,600       39,650
United  Health  Group,  Inc.                                  4,800      294,600
Wellpoint  Health  Networks*                                  1,000      115,250
                                                                         539,838

Healthcare  -  Medical  Products  &  Support  -  1.5%
Applera  Corp.  -  Applied  Biosystems  Group                 3,200      301,000
Bard  (C.R.),  Inc.                                             800       37,250
Bausch  &  Lomb,  Inc.                                          900       36,394
Baxter  International,  Inc.                                  4,500      397,406
Becton  Dickinson  &  Co.                                     3,800      131,575
Biomet,  Inc.                                                 2,650      105,172
Boston  Scientific  Corp.*                                    6,000       82,125
Guidant  Corp.*                                               4,600      248,113
Medtronic,  Inc.                                             18,300    1,104,862
St.  Jude  Medical,  Inc.*                                    1,300       79,869
Stryker  Corp.                                                3,100      156,829
                                                                       2,680,595

Healthcare  -  Special  Services  -  0.1%
Healthsouth  Corp.*                                           5,800       94,613
Quintiles  Transnational  Corp.*                              1,900       39,781
                                                                         134,394

Equity  Securities  -  Cont'd                                Shares        Value
Homebuilding  -  0.0%
Centex  Corp.                                                 1,000      $37,562
Kaufman  &  Broad  Home  Corp.                                  800       26,950
Pulte  Corp.                                                    600       25,313
                                                                          89,825

Household  Furniture  &  Appliances  -  0.1%
Leggett  &  Platt,  Inc.                                      3,200       60,600
Maytag  Corp.                                                 1,300       42,006
Whirlpool  Corp.                                                900       42,919
                                                                         145,525

Household  Products  -  Non-Durable  -  1.5%
Clorox  Co.                                                   3,600      127,800
Colgate-Palmolive  Co.                                        8,700      561,585
Kimberly-Clark  Corp.                                         8,100      572,589
Procter  &  Gamble  Co.                                      19,800    1,553,062
                                                                       2,815,036

Housewares  -  0.1%
Fortune  Brands,  Inc.                                        2,300       69,000
Newell  Rubbermaid,  Inc.                                     4,200       95,550
Tupperware  Corp.                                               900       18,394
                                                                         182,944

Insurance  -  Life  /  Health  -  0.8%
Aflac,  Inc.                                                  4,100      295,969
American  General  Corp.                                      3,900      317,850
Conseco,  Inc.                                                5,200       68,575
Jefferson-Pilot  Corp.                                        1,600      119,600
Lincoln  National  Corp.                                      2,900      137,206
Metlife,  Inc.                                               11,600      406,000
Torchmark  Corp.                                              1,900       73,031
UnumProvident  Corp.                                          3,500       94,063
                                                                       1,512,294

Insurance  -  Multi-Line  -  2.3%
American  International  Group                               35,400    3,489,112
Cigna  Corp.                                                  2,300      304,290
Hartford  Financial  Services                                 3,400      240,125
Loews  Corp.                                                  1,500      155,344
                                                                       4,188,871

Insurance  -  Property  /  Automobile  -  0.8%
Allstate  Corp.                                              11,100      483,544
Chubb  Corp.                                                  2,700      233,550
Cincinnati  Financial  Corp.                                  2,400       94,950
MBIA,  Inc.                                                   1,400      103,775
MGIC  Investment  Corp.                                       1,700      114,644
Progressive  Corp.                                            1,100      113,987
Safeco  Corp.                                                 2,000       65,750
St.  Paul  Co.'s                                              3,200      173,800
                                                                       1,384,000

Insurance  Brokers  -  0.3%
AON  Corp.                                                    3,900      133,575
Marsh  &  McLennan  Co.'s.                                    4,100      479,700
                                                                         613,275

Equity  Securities  -  Cont'd                                Shares        Value
Investment  Banking  /  Brokerage  -  1.0%
Bear  Stearns  Co.'s,  Inc.                                   1,685      $85,408
Charles  Schwab  Corp.                                       21,300      604,387
Lehman  Brothers  Holdings,  Inc.                             3,600      243,450
Merrill  Lynch  &  Co.                                       12,200      831,888
                                                                       1,765,133

Investment  Management  -  0.2%
Franklin  Resources,  Inc.                                    3,700      140,970
T.  Rowe  Price  Associates                                   1,900       80,305
Stilwell  Financial,  Inc.                                    3,400      134,087
                                                                         355,362

Iron  /  Steel  -  0.1%
Allegheny  Technologies,  Inc.                                1,450       23,019
Nucor  Corp.                                                  1,100       43,656
USX-U.S.  Steel  Group,  Inc.                                 1,500       27,000
Worthington  Industries                                       1,400       11,288
                                                                         104,963

Leisure  Time  -  Products  -  0.2%
Brunswick  Corp.                                              1,500       24,656
Harley-Davidson,  Inc.                                        4,700      186,825
Hasbro,  Inc.                                                 2,900       30,813
Mattel,  Inc.                                                 6,700       96,748
                                                                         339,042

Lodging  -  Hotels  -  0.3%
Carnival  Corp.                                               8,900      274,231
Hilton  Hotels  Corp.                                         6,000       63,000
Marriott  International,  Inc.                                3,700      156,325
Starwood  Hotels  &  Resorts  Worldwide,  Inc.                2,900      102,225
                                                                         595,781

Machinery-Diversified  -  0.4%
Caterpillar,  Inc.                                            5,300      250,756
Deere  &  Co.                                                 3,700      169,506
Dover  Corp.                                                  3,100      125,744
Ingersoll-Rand  Co.                                           2,400      100,500
Timken  Co.                                                     900       13,613
                                                                         660,119

Manufacturing  -  Diversified  -  2.3%
Crane  Co.                                                    1,000       28,437
Danaher  Corp.                                                2,200      150,425
Eaton  Corp.                                                  1,100       82,706
Honeywell  International,  Inc.                              12,037      569,501
Illinois  Tool  Works,  Inc.                                  4,700      279,944
ITT Industries, Inc.                                          1,400       54,250
Johnson  Controls,  Inc.                                      1,400       72,800
Minnesota  Mining  &  Manufacturing  Co.                      6,000      723,000
National  Service  Industries,  Inc.                            700       17,981
Parker  Hannifin  Corp.                                       1,700       75,013
Textron,  Inc.                                                2,100       97,650
Thermo  Electron  Corp.*                                      2,600       77,350
Tyco  International,  Ltd.                                   26,632    1,478,089
United  Technologies  Corp.                                   7,100      558,238
                                                                       4,265,384

Equity  Securities  -  Cont'd                                Shares        Value
Manufacturing  -  Specialized  -  0.1%
Avery  Dennison  Corp.                                        1,600      $87,800
Briggs  &  Stratton                                             400       17,750
Millipore  Corp.                                                700       44,100
Pall  Corp.                                                   2,000       42,625
Sealed  Air  Corp.*                                           1,200       36,600
                                                                         228,875

Metals  Mining  -  0.1%
Freeport-McMoran  Copper  &  Gold,  Inc.*                     2,700       23,119
Inco,  Ltd.*                                                  3,000       50,280
Phelps  Dodge  Corp.                                          1,300       72,556
                                                                         145,955

Natural  Gas  -  1.3%
Coastal  Corp.                                                3,300      291,431
Dynegy,  Inc.                                                 4,700      263,494
El  Paso  Energy  Corp.                                       3,600      257,850
Enron  Corp.                                                 11,300      939,313
KeySpan  Corp.                                                2,100       88,987
Kinder  Morgan,  Inc.                                         1,700       88,719
Nicor,  Inc.                                                    700       30,231
NiSource,  Inc.                                               2,940       90,405
Oneok,  Inc.                                                    500       24,062
Peoples  Energy  Corp.                                          600       26,850
Sempra  Energy                                                3,200       74,400
Williams  Co.'s.,  Inc.                                       6,800      271,575
                                                                       2,447,317

Office  Equipment  &  Supplies  -  0.1%
Pitney  Bowes,  Inc.                                          3,900      129,187

Oil  -  Domestic  Integrated  -  0.5%
Amerada  Hess  Corp.                                          1,400      102,287
Conoco,  Inc.                                                 9,400      272,013
Occidental  Petroleum  Corp.                                  5,700      138,225
Phillips  Petroleum  Co.                                      3,800      216,125
USX-Marathon  Group,  Inc.                                    4,700      130,425
                                                                         859,075

Oil  -  International  Integrated  -  4.3%
Chevron  Corp.                                                9,700      819,044
Exxon  Mobil  Corp.                                          53,025    4,609,861
Royal  Dutch  Petroleum  Co.  (ADR)                          32,600    1,974,337
Texaco,  Inc.                                                 8,400      521,850
                                                                       7,925,092

Oil  &  Gas  -  Drilling  &  Equipment  -  0.8%
Baker  Hughes,  Inc.                                          5,100      211,969
Halliburton  Co.                                              6,700      242,875
Nabors  Industries,  Inc.*                                    2,200      130,130
Rowan  Co.'s,  Inc.*                                          1,500       40,500
Schlumberger,  Ltd.                                           8,800      703,450
Transocean  Sedco  Forex,  Inc.                               3,281      150,926
                                                                       1,479,850

Oil  &  Gas  -  Exploration  &  Production  -  0.5%
Anadarko  Petroleum  Corp.                                    3,774      268,256
Apache  Corp.                                                 1,700      119,106
Burlington  Resources,  Inc.                                  3,300      166,650
Devon  Energy  Corp.                                          2,000      121,940

Equity  Securities  -  Cont'd                                Shares        Value
Oil  &  Gas  -  Exploration  &  Production  -  Cont'd
EOG  Resources,  Inc.                                         1,700      $92,969
Kerr-McGee  Corp.                                             1,400       93,712
Unocal  Corp.                                                 3,700      143,144
                                                                       1,005,777

Oil  &  Gas  -  Refinery  &  Marketing  -  0.1%
Ashland,  Inc.                                                1,200       43,068
Sunoco,  Inc.                                                 1,200       40,425
Tosco  Corp.                                                  2,300       78,056
                                                                         161,549

Paper  &  Forest  Products  -  0.4%
Boise  Cascade  Corp.                                           900       30,263
Georgia-Pacific  Group                                        3,346      104,147
International  Paper  Co.                                     7,231      295,115
Louisiana-Pacific  Corp.                                      1,600       16,200
Mead  Corp.                                                   1,500       47,062
Potlatch  Corp.                                                 400       13,425
Westvaco  Corp.                                               1,600       46,700
Weyerhaeuser  Co.                                             3,300      167,475
Willamette  Industries,  Inc.                                 1,800       84,487
                                                                         804,874

Personal  Care  -  0.4%
Alberto-Culver  Co.                                             900       38,531
Avon  Products,  Inc.                                         3,600      172,350
Gillette  Co.                                                16,000      578,000
                                                                         788,881

Photography  /  Imaging  -  0.1%
Eastman  Kodak  Co.                                           4,500      177,188
Xerox  Corp.                                                 10,500       48,562
                                                                         225,750

Power  Producers  -  Independent  -  0.3%
AES  Corp.*                                                   7,000      387,625
Calpine  Corp.*                                               4,200      189,262
                                                                         576,887

Publishing  -  0.1%
Harcourt  General,  Inc.                                      1,200       68,640
McGraw-Hill  Companies,  Inc.                                 3,000      175,875
Meredith  Corp.                                                 800       25,750
                                                                         270,265

Publishing  -  Newspapers  -  0.4%
Dow  Jones  &  Co.,  Inc.                                     1,400       79,275
Gannett  Co.,  Inc.                                           4,000      252,250
Knight  Ridder,  Inc.                                         1,200       68,250
New  York  Times  Co.                                         2,600      104,163
Tribune  Co.                                                  4,702      198,659
                                                                         702,597

Railroads  -  0.3%
Burlington  Northern  Santa  Fe  Corp.                        6,100      172,706
CSX  Corp.                                                    3,500       90,781
Norfolk  Southern  Corp.                                      6,200       82,538
Union  Pacific  Corp.                                         3,800      192,850
                                                                         538,875

Equity  Securities  -  Cont'd                                Shares        Value
Restaurants  -  0.5%
Darden  Restaurants,  Inc.                                    1,700      $38,887
McDonald's  Corp.                                            19,900      676,600
Starbucks  Corp.*                                             2,800      123,900
Tricon  Global  Restaurants,  Inc.*                           2,200       72,600
Wendy's  International,  Inc.                                 1,900       49,875
                                                                         961,862

Retail  -  Building  Supplies  -  1.1%
Home  Depot,  Inc.                                           35,400    1,617,338
Lowe's  Co.'s,  Inc.                                          5,800      258,100
Sherwin-Williams  Co.                                         2,600       68,412
                                                                       1,943,850

Retail  -  Computers  &  Electronics  -  0.1%
Best  Buy  Co.,  Inc.*                                        3,200       94,600
Circuit  City  Stores,  Inc.                                  3,300       37,950
RadioShack  Corp.                                             2,900      124,156
                                                                         256,706

Retail  -  Department  Stores  -  0.4%
Dillards,  Inc.                                               1,600       18,900
Federated  Department  Stores,  Inc.*                         3,000      105,000
J.C.  Penney  Co.                                             4,100       44,587
Kohls  Corp.*                                                 5,100      311,100
May  Department  Stores  Co.                                  4,500      147,375
Nordstrom,  Inc.                                              2,200       40,013
                                                                         666,975

Retail  -  Discounters  -  0.1%
Consolidated  Stores  Corp.*                                  1,700       18,062
Dollar  General  Corp.                                        5,250       99,094
                                                                         117,156

Retail  -  Drug  Stores  -  0.6%
CVS  Corp.                                                    6,000      359,625
Longs  Drug  Stores,  Inc.                                      600       14,475
Walgreen  Co.                                                15,500      648,094
                                                                       1,022,194

Retail  -  Food  Chains  -  0.6%
Albertson's,  Inc.                                            6,300      166,950
Kroger  Co.*                                                 12,700      343,694
Safeway,  Inc.*                                               7,700      481,250
Winn-Dixie  Stores,  Inc.                                     2,400       46,500
                                                                       1,038,394

Retail  -  General  Merchandisers  -  2.5%
Costco  Wholesale  Corp.*                                     6,700      267,581
Kmart  Corp.*                                                 7,000       37,188
Sears,  Roebuck  &  Co.                                       5,200      180,700
Target  Corp.                                                13,500      435,375
Wal-Mart  Stores,  Inc.                                      68,100    3,617,812
                                                                       4,538,656

Retail  -  Specialty  -  0.2%
Autozone,  Inc.*                                              2,100       59,850
Bed  Bath  &  Beyond,  Inc.*                                  4,400       98,450
Office  Depot,  Inc.*                                         5,200       37,050
Staples,  Inc.*                                               6,700       79,144
Tiffany  &  Co.                                               2,200       69,575

Equity  Securities  -  Cont'd                                Shares        Value
Retail  -  Specialty  -  Cont'd
Toys  R  Us,  Inc.*                                           2,900      $48,394
                                                                         392,463

Retail  -  Specialty,  Apparel  -  0.3%
Gap,  Inc.                                                   12,900      328,950
Limited,  Inc.                                                6,600      112,612
TJX  Companies,  Inc.                                         4,400      122,100
                                                                         563,662

Savings  &  Loan  Companies  -  0.4%
Charter  One  Financial,  Inc.                                3,075       88,790
Golden  West  Financial  Corp.                                2,500      168,750
Washington  Mutual,  Inc.                                     8,300      440,419
                                                                         697,959

Services  -  Advertising  /  Marketing  -  0.2%
Interpublic  Group  Co.'s,  Inc.                              4,600      195,787
Omnicom  Group                                                2,700      223,763
                                                                         419,550

Services  -  Commercial  &  Consumer  -  0.2%
Cendant  Corp.*                                              11,000      105,875
Convergys  Corp.*                                             2,300      104,219
H  &  R  Block,  Inc.                                         1,400       57,925
IMS  Health,  Inc.                                            4,400      118,800
                                                                         386,819

Services  -  Computer  Systems  -  0.4%
Computer  Sciences  Corp.*                                    2,600      156,325
Electronic  Data  Systems                                     7,200      415,800
Sabre  Holdings  Corp.                                        2,034       87,716
Sapient  Corp.*                                               1,800       21,488
                                                                         681,329

Services  -  Data  Processing  -  0.7%
Automatic  Data  Processing,  Inc.                            9,600      607,800
Ceridian  Corp.*                                              2,400       47,850
Equifax,  Inc.                                                2,200       63,113
First  Data  Corp.                                            6,000      316,125
Paychex,  Inc.                                                5,650      274,731
                                                                       1,309,619

Services  -  Employment  -  0.0%
Robert  Half  International,  Inc.*                           2,700       71,550

Specialty  Printing  -  0.0%
Deluxe  Corp.                                                 1,100       27,797
R.R.  Donnelley  &  Sons  Co.                                 1,800       48,600
                                                                          76,397

Telecommunications  -  Cell  /  Wireless  -  1.4%
Nextel  Communications,  Inc.*                               11,600      287,100
Sprint  Corp.  (PCS  Group)*                                 14,300      292,256
Verizon  Communications,  Inc.                               41,144    2,062,343
                                                                       2,641,699

Telecommunications  -  Long  Distance  -  1.1%
AT&T  Corp.                                                  57,375      993,305
Global  Crossing,  Ltd.*                                     13,700      196,081
Sprint  Corp.  (FON  Group)                                  13,700      278,281

Equity  Securities  -  Cont'd                                Shares        Value
Telecommunications  -  Long  Distance  -  Cont'd
Worldcom,  Inc.*                                             44,300     $622,969
                                                                       2,090,636

Telephone  -  2.8%
Alltel  Corp.                                                 4,700      293,456
Bellsouth  Corp.                                             28,600    1,170,813
CenturyTel,  Inc.                                             2,100       75,075
Qwest  Communications  International,  Inc.*                 25,334    1,038,694
SBC  Communications,  Inc.                                   51,600    2,463,900
                                                                       5,041,938

Textiles  -  Apparel  -  0.0%
Liz  Claiborne,  Inc.                                           800       33,300
VF  Corp.                                                     1,900       68,856
                                                                         102,156

Tobacco  -  0.8%
Philip  Morris  Companies,  Inc.                             33,800    1,487,200
UST,  Inc.                                                    2,300       64,544
                                                                       1,551,744

Truckers  -  0.0%
Ryder  System,  Inc.                                          1,000       16,625

Trucks  &  Parts  -  0.1%
Cummins  Engine                                                 700       26,556
Navistar  International  Corp.*                               1,000       26,188
Paccar,  Inc.                                                 1,100       54,175
          106,919

Waste  Management  -  0.2%
Allied  Waste  Industries,  Inc.*                             2,800       40,775
Waste  Management,  Inc.                                      9,400      260,850
                                                                         301,625

     Total  Equity  Securities  (Cost  $189,252,928)                 178,949,935

Corporate  Securities  -  2.0%                           Par  Value        Value
AIM  Stic  Prime  Fund,  6.52%,  12/1/09                 $2,942,760    2,942,760
Prime  Obligations  Fund,  5.40%,  12/1/09                       16           16
U.S.  Treasury  Bill,  6.05%,  3/15/01                      645,000      637,309


     Total  Corporate  Securities  (Cost  $3,580,085)                  3,580,085

               TOTAL INVESTMENTS (Cost $192,833,013) - 99.9%         182,530,020
               Other  assets  and  liabilities, net - 0.1%               251,095
               Net  Assets  -  100%                                 $182,781,115



                                Underlying     Unrealized
             # of       Expiration     Face  Amount     Appreciation     Initial
Futures      Contracts      Date         at Value      (Depreciation)     Margin
Purchased:
   S&P 500     16         3/15/01        5,340,000        (200,269)      72,800^

See  notes  to  schedules  of  investments  and  notes  to financial statements.

Money  Market  Portfolio
Schedule  of  Investments
December  31,  2000

                                                          Principal
Certificates  of  Deposit  -  7.5%                           Amount        Value
Canadian  Imperial  Bank,  6.67%,  2/12/01               $3,000,000   $2,999,836
Deutsche  Bank,  AG:
     7.16%,  6/12/01                                      2,000,000    1,999,329
     6.89%,  8/20/01                                      2,000,000    1,999,640
     6.78%,  9/11/01                                      1,000,000      999,836
Dresdner  Bank,  AG,  6.99%,  7/13/01                     2,500,000    2,499,750

      Total  Certificates  of  Deposit  (Cost  $10,498,391)           10,498,391


Corporate  Obligations  -  30.0%
American  Public  Energy Agency Gas Supply Revenue, 7.06%, 6/1/01, AMBAC Insured
                                                          2,976,000    2,976,000
Bank  of  America  NA,  7.38%,  5/17/01                   3,000,000    3,000,000
Bayer  Landesanstalt,  6.25%,  2/12/01                    3,279,000    3,277,031
Capital  One  Funding  Corp.  VRDN:
     6.80%,  9/1/16,  LOC:  Bank  One,  NA                1,150,000    1,150,000
     6.80%,  10/2/17,  LOC:  Bank  One,  NA               3,616,000    3,616,000
Citicorp,  5.625%,  2/15/01                               3,000,000    2,996,127
Community  Health  Systems,  Inc.,  VRDN,  6.90%, 10/1/03, LOC: First Union Bank
                                                          1,880,000    1,880,000
John  Deere Capital Corporation, 7.14%, 6/20/01           2,000,000    2,000,000
Kingston  Healthcare  Co.  VRDN,  6.80%,  7/20/25,  LOC:  Wells  Fargo  Bank, NA
                                                          2,086,200    2,086,200
National  Roofing  Contractors  Association  VRDN:
     6.85%, 10/1/24, LOC: American National Bank & Trust  3,100,000    3,100,000
     6.85%, 10/1/25, LOC: American National Bank & Trust    900,000      900,000
Philip  Morris  Co.'s,  Inc.,  7.25%,  9/15/01            3,095,000    3,092,760
Sioux Prime Packing Co., 6.75%, 9/1/20, LOC: Firstar Bank 2,000,000    2,000,000
South  Carolina  Jobs  &  Economic  IDA Revenue VRDN, 7.33%, 9/1/17, LOC: Heller
Financial                                                 1,000,000    1,000,000
Terre  Haute  Association  Limited  Partnership  VRDN,  7.31%,  6/1/25, LOC: Old
National  Bank                                            1,000,000    1,000,000
Trotman  Bay  Minette,  Inc.,  6.80%,  12/1/25,  LOC:  Columbus  Bank  &  Trust
                                                          2,325,000    2,325,000
W.L.  Petrey  Wholesale,  Inc.,  VRDN  6.70%,  3/1/11,  LOC: Southtrust Bank, AL
                                                            430,000      430,000
Yuengling  Beer,  Inc.,  VRDN  6.90%,  11/1/19,  LOC:  PNC  Bank,  NA
                                                          5,000,000    5,000,000


          Total  Corporate  Obligations  (Cost  $41,829,118)          41,829,118


Commercial  Paper  -  17.1%
Alaska  Housing  Finance  Corp., 6.58%, 2/23/01          3,000,000     2,970,938
Albertsons  Inc.,  7.25%,  1/31/01                       9,000,000     8,945,625
Duke  University,  6.50%,  3/8/01                        5,000,000     4,940,417
Marshall  &  Ilsley  Corp.,  6.60%,  2/13/01             2,000,000     1,984,233
Vermont  Yankee  Nuclear  Power,  6.55%,  1/11/01,  LOC:  Societe  Generale
                                                         5,000,000     4,990,903

          Total  Commercial  Paper  (Cost  $23,832,116)               23,832,116


U.S.  Government  Agencies  -  2.9%
Federal  Home  Loan  Bank,  6.56%,  2/15/01              4,000,000     3,999,539

          Total  U.S.  Government  Agencies  (Cost  $3,999,539)        3,999,539

Principal
Municipal  Obligations  -  34.6%                             Amount        Value
California  Pollution  Control  VRDN,  6.75%, 7/1/06, LOC: Union Bank California
                                                         $1,510,000   $1,510,000
California  Statewide  Community  Development  MFH  Revenue  VRDN:
     6.90%,  12/15/32,  LOC:  Bank  of the West           7,000,000    7,000,000
     7.20%,  6/1/33,  LOC:  Heller  Financial             1,375,000    1,375,000
Catholic  Health  Initiatives Revenue VRDN, 6.75%, 12/1/27, BPA: Morgan Guaranty
Trust                                                     1,500,000    1,500,000
Chattanooga,  Tennessee  IDA  Revenue VRDN, 7.33%, 3/1/08, LOC: Heller Financial
                                                          1,000,000    1,000,000
Chicago  Illinois  GO,  6.68%,  1/1/19,  BPA:  LaSalle  Bank,  FGIC  Insured
                                                          1,320,000    1,320,000
Columbus,  Georgia  Development  Authority  VRDN,  6.70%,  12/1/19
                                                          9,300,000    9,300,000
Fulton  County IDA Revenue VRDN, 6.70%, 12/1/04           1,700,000    1,700,000
Greater Valley California Medical Building Revenue VRDN, 6.95%, 3/1/21, LOC: KBC
Bank,  NV                                                 2,225,000    2,224,324
Illinois  Housing  Development  Authority VRDN, 6.73%, 7/1/10, LOC: LaSalle Bank
                                                          1,000,000    1,000,000
Kansas  City Missouri IDA and MFH Revenue VRDN, 6.73%, 3/1/25, LOC: LaSalle Bank
                                                          1,000,000    1,000,000
Montgomery  County,  New  York,  6.75%,  5/1/25,  LOC:  FHLB  New  York
                                                          3,560,000    3,560,000
New  York,  N.Y.,  6.00%,  8/1/01                         4,000,000    3,977,812
Sault  Sainte  Marie,  Michigan  Tribe  Building  Revenue  VRDN,  7.00%, 6/4/03,
     LOC:  First  American  Bank,  MI                     2,650,000    2,650,000
Schaumburg,  Illinois,  6.85%,  12/1/13,  BPA:  Bank  One,  NA
                                                            800,000      800,000
Southeast  Alabama Gas District Revenue VRDN, 6.70%, 6/1/25, BPA: AmSouth, AMBAC
Insured                                                   2,500,000    2,500,000
Suffolk  County New York IDA Revenue VRDN, 6.64%, 12/15/07, LOC: Chase Manhattan
                                                          2,865,000    2,865,000
Sussex  County  Delaware  VRDN,  6.74%,  11/1/27,  LOC:  Wilmington  Trust  Co.
                                                          2,900,000    2,900,000

          Total  Municipal  Obligations  (Cost  $48,182,136)          48,182,136


               TOTAL  INVESTMENTS  (Cost  $128,341,300)  -  92.1%    128,341,300
               Other assets and liabilities, net - 7.9%               10,978,622
               Net  Assets  -  100%                                 $139,319,922



See  notes  to  schedules  of  investments  and  notes  to financial statements.

Notes  to  Schedules  of  Investments



*  Non-income  producing.
^  Futures  collateralized  by  645,000  units  of  U.S.  Treasury  Bills.
  For the Money Market Portfolio, optional tender features give these securities a shorter effective maturity date.
Explanation  of  Guarantees:
     BPA:  Bond-Purchase  Agreement
     LOC:  Letter  of  Credit

Abbreviations:
     ADR:  American  Depository  Receipt
     FGIC:  Financial  Guaranty  Insurance  Company
     FHLB:  Federal  Home  Loan  Bank
     GO:  General  Obligation
     IDA:  Industrial  Development  Authority
     MFH:  Multi-Family  Housing
     VRDN:  Variable  Rate  Demand  Notes
     (CHF)  Security  is  valued  in  Swiss  Francs.
     (EUR)  Security  is  valued  in  European  Euros.
     (GBP)  Security  is  valued  in  Great  British  Pounds.
     (JPY)  Security  is  valued  in  Japanese  Yen.

See  notes  to  financial  statements.

statements  of  assets  and  liabilities
December  31,  2000


                                     Income  &                           Small
                                       Growth           Growth    Capitalization
assets                              Portfolio        Portfolio         Portfolio
Investments  in  securities,  at  value  -
     see accompanying schedules   $95,210,350     $172,409,334       $88,577,425
Cash                                   11,811           16,534            54,024
Receivable  for  securities  sold   2,055,600          289,258         3,591,774
Interest & dividends receivable       100,102          154,775             2,783
     Total  assets                 97,377,863      172,869,901        92,226,006


liabilities
Payable  for  securities  purchased         -                -         2,105,266
Payable to Ameritas Investment Corp.   64,856          136,498            75,532
Payable  to  Calvert  Administrative  Services  Company
                                        4,160            7,346             3,567
Accrued expenses and other liabilities 20,460           32,490            24,210
     Total  liabilities                89,476          176,334         2,208,575
          Net  Assets             $97,288,387     $172,693,567       $90,017,431

net  assets  consist  of:
Paid-in  capital  applicable  to  5,839,031,
     3,147,949,  and  2,227,153  shares  of  common
     stock  outstanding  for  the  Income  and  Growth,
     Growth,  and  Small  Capitalization  portfolios,
     respectively,  $0.01  par  value  with  1,000,000,000
     shares  authorized  for  each  portfolio
                                  $86,159,848     $176,600,456       $97,132,314
Undistributed net investment income   155,852           56,517                 -
Accumulated  net  realized  gain  (loss)  on  investments
                                    3,964,218        (399,231)       (5,374,149)
Net  unrealized  appreciation  (depreciation)
     on  investments                7,008,469      (3,564,175)       (1,740,734)

          Net  Assets             $97,288,387     $172,693,567       $90,017,431

          Net Asset Value Per Share    $16.66           $54.86            $40.42


See  notes  to  financial  statements.

statements  of  assets  and  liabilities
December  31,  2000


                                        MidCap        Emerging
                                        Growth           Growth         Research
assets                               Portfolio        Portfolio        Portfolio
Investments  in  securities,  at  value  -
     see  accompanying  schedules
                                  $124,610,866     $114,822,499      $29,875,855
Cash                                    92,011                -            6,998
Receivable for securities sold       2,113,799        1,425,363          392,526
Interest & dividends receivable          5,724           48,786            9,382
Other  assets                                -            3,167              990
     Total  assets                 126,822,400      116,299,815       30,285,751


liabilities
Payable  for  securities  purchased          -         2,601,593         228,889
Payable to Ameritas Investment Corp.    97,002            92,057          19,372
Payable  to  Calvert  Administrative
     Services  Company                   5,109             4,782           4,235
Payable  to  Bank                            -             1,729               -
Accrued expenses and other liabilities  21,950            36,340          55,663
     Total  liabilities                124,061         2,736,501         308,159
          Net  Assets             $126,698,339      $113,563,314     $29,977,592


net  assets  consist  of:
Paid-in  capital  applicable  to  3,665,662,
     3,817,460,  and  1,410,803  shares  of  common
     stock  outstanding  for  the  MidCap  Growth,
     Emerging  Growth,  and  Research  portfolios,
     respectively,  $0.01  par  value  with  1,000,000,000
     shares  authorized  for  each  portfolio
                                  $111,297,492     $103,738,400     $29,480,151
Accumulated  net  realized  gain  (loss)  on  investments
     and  foreign  currency  transations
                                     2,987,663        1,962,406         649,289
Net  unrealized  appreciation  (depreciation)
     on  investments  and  foreign  currencies  and
     assets  and  liabilities  denominated  in
     foreign  currencies            12,413,184        7,862,508       (151,848)

          Net  Assets             $126,698,339     $113,563,314     $29,977,592

          Net  Asset Value Per Share     $34.56           $29.75          $21.25


See  notes  to  financial  statements.

statements  of  assets  and  liabilities
December  31,  2000


                                   Growth With            Index            Money
                                        Income              500           Market
assets                               Portfolio        Portfolio        Portfolio
Investments  in  securities,  at  value  -
     see  accompanying  schedules  $32,742,627     $182,530,020     $128,341,300
Cash               -     80,886     256,068
Receivable  for  securities  sold       32,417          501,640        8,749,411
Interest  &  dividends  receivable      26,366          181,504        1,774,795
Other  assets                                -                -          360,000
     Total  assets                  32,801,410      183,294,050      139,481,574


liabilities
Payable  for  securities  purchased      9,040          329,956                -
Payable  to  Bank                        5,903                -                -
Payable to Ameritas Investment Corp.    23,970           63,781           52,321
Payable  to  Calvert  Administrative
     Services  Company                   4,235            7,838            6,860
Payable  for  variation  margin              -           72,960                -
Accrued expenses and other liabilities  18,210           38,400          102,471
     Total  liabilities                 61,358          512,935          161,652
          Net  Assets              $32,740,052     $182,781,115     $139,319,922


net  assets  consist  of:
Paid-in  capital  applicable  to  1,552,761,
     1,229,529,  and  139,317,609  shares  of  common
     stock  outstanding  for  the  Growth  With  Income,
     Index  500,  and  Money  Market  portfolios,
     respectively,  $0.01  par  value  with  1,000,000,000
     shares  authorized  for  the  Growth  With  Income,
     and  Index  500  portfolios,  and  2,000,000,000
     for  the  Money  Market  Portfolio
                                   $31,364,197     $191,064,532     $139,317,609
Undistributed net investment income     63,414          988,865            2,910
Accumulated  net  realized  gain  (loss)  on  investments
     and  foreign  currency  transactions
                                     (455,281)        1,230,979            (597)
Net  unrealized  appreciation  (depreciation)
     on  investments  and  foreign  currencies  and
     assets  and  liabilities  denominated  in
     foreign  currencies             1,767,722     (10,503,261)                -

          Net  Assets              $32,740,052     $182,781,115     $139,319,922

          Net Asset Value Per Share     $21.09          $148.66            $1.00


See  notes  to  financial  statements.

Statements  of  Operations
Year  Ended  December  31,  2000

                                     Income  &                           Small
                                     Growth            Growth     Capitalization
Net  Investment  Income             Portfolio         Portfolio        Portfolio
Investment  Income:
     Interest  income                $430,169          $759,040         $635,306
     Dividend  income  (net  of  foreign  taxes
          withheld  of  $3,173  and  $701  for  the
          Income  &  Growth  and  Growth  portfolios,
          respectively)               528,972           979,036           40,143
             Total investment income  959,141         1,738,076          675,449

Expenses:
     Investment  advisory  fee        580,602         1,516,707          994,040
     Transfer agency fees and expenses 10,468            11,217           10,985
     Accounting  fees                  17,911            28,214           19,201
     Administrative  fees              50,000           101,114           58,473
     Directors'  fees  and  expenses    6,335            13,382            7,479
     Custodian  fees                   25,644            34,228           42,243
     Reports  to  shareholders         14,239            29,748           18,352
     Professional  fees                11,170            17,404           12,851
     Miscellaneous  expenses              212               709              436
               Total  expenses        716,581         1,752,723        1,164,060
       Reimbursement from Advisor    (53,497)          (99,972)         (73,692)
               Fees paid indirectly  (15,295)          (25,569)         (23,321)
                    Net  expenses     647,789         1,627,182        1,067,047

       Net Investment Income (Loss)   311,352           110,894        (391,598)

Realized  and  Unrealized
Gain  (Loss)  on  Investments
Net  realized  gain  (loss)         7,753,609         (170,883)      (4,978,828)
Change  in  unrealized  appreciation  or
   (depreciation) on investments  (8,441,858)      (30,907,977)     (28,690,256)

      Net  Realized  and  Unrealized
      Gain (Loss) on Investments    (688,249)      (31,078,860)     (33,669,084)

     Increase  (Decrease)  in  Net  Assets
     Resulting  From  Operations   ($376,897)     ($30,967,966)    ($34,060,682)

See  notes  to  financial  statements.

Statements  of  Operations
Year  Ended  December  31,  2000


                                        MidCap         Emerging
                                        Growth           Growth         Research
Net  Investment  Income              Portfolio        Portfolio        Portfolio
Investment  Income:
     Interest  income                 $752,932         $532,571          $55,223
     Dividend  income  (net  of  foreign  taxes  withheld
          of  $7,643  and  $2,902  for  the  Emerging
          Growth  and  Research  Portfolios,  respectively)
                                        77,643          273,337          177,874
             Total investment income   830,575          805,908          233,097

Expenses:
     Investment  advisory  fee         865,235        1,000,493          221,330
     Transfer agency fees and expenses  11,274           10,927           10,927
     Accounting  fees                   16,777           31,552           14,078
     Administrative  fees               54,077           66,700           50,000
     Directors'  fees  and  expenses     7,608            8,975            2,013
     Custodian  fees                    31,100          145,743           80,090
     Reports  to  shareholders          15,702           20,998            4,506
     Professional  fees                 11,909           13,584            7,652
     Miscellaneous  expenses               313              443              109
               Total  expenses       1,013,995        1,299,415          390,705
       Reimbursement from Advisor     (68,210)        (117,353)        (126,063)
               Fees paid indirectly   (16,592)         (28,904)          (5,751)
                    Net  expenses      929,193        1,153,158          258,891

       Net Investment Income (Loss)   (98,618)        (347,250)         (25,794)

Realized  and  Unrealized  Gain  (Loss)
Net  realized  gain  (loss)  on:
     Investments                     6,147,214        4,663,519        1,318,563
     Foreign currency transactions           -         (17,140)          (2,447)
                                     6,147,214        4,646,379        1,316,116

Change  in  unrealized  appreciation  or
     (depreciation)  on:
     Investments  and  foreign  currencies
                                       653,524     (32,211,076)      (3,235,289)
     Assets  and  liabilities  denominated  in
          foreign  currencies                -            5,187          (1,148)
                                       653,524     (32,205,889)      (3,236,437)

               Net  Realized  and  Unrealized
               Gain  (Loss)          6,800,738     (27,559,510)      (1,920,321)

     Increase  (Decrease)  in  Net  Assets
     Resulting From Operations      $6,702,120    ($27,906,760)     ($1,946,115)

See  notes  to  financial  statements.

Statements  of  Operations
Year  Ended  December  31,  2000

                                    Growth  With          Index           Money
                                       Income             500           Market
Net  Investment  Income               Portfolio        Portfolio       Portfolio
Investment  Income:
     Interest  income                   $51,020         $337,613     $10,520,439
     Dividend  income  (net  of  foreign  taxes  withheld  of  $4,429 and  $10,474  for  the  Growth  With  Income  and  Index  500
          Portfolios, respectively)     376,500        2,237,333               -
          Total  investment income      427,520        2,574,946      10,520,439

Expenses:
     Investment  advisory  fee          248,920          482,241         322,748
     Transfer agency fees and expenses   10,929           11,304          10,741
     Administrative  fees                50,000          100,467          80,687
     Directors'  fees  and  expenses      2,199           13,315          11,221
     Custodian  fees                     67,975          129,163          31,917
     Accounting  fees                    14,457           28,789          28,369
     Reports  to  shareholders            5,291           30,282          23,535
     Professional  fees                   7,876           17,102          14,850
     Miscellaneous  expenses                131              699             589
               Total  expenses          407,778          813,362         524,657
          Reimbursement from Advisor   (97,412)        (188,394)        (47,644)
               Fees  paid indirectly   (12,895)         (30,948)        (29,651)
                    Net  expenses       297,471          594,020         447,362

          Net Investment Income (Loss)  130,049        1,980,926      10,073,077

Realized  and  Unrealized  Gain  (Loss)
Net  realized  gain  (loss)  on:
     Investments                      (404,985)        3,343,432       (360,597)
     Foreign currency transactions      (7,567)                -               -
     Futures                                  -        (533,088)               -
  Net increase from payments by affiliates    -                -         360,000
                                      (412,552)        2,810,344           (597)


Change  in  unrealized  appreciation  or  (depreciation)  on:
   Investments and foreign currencies   242,551     (24,573,166)               -
     Assets  and  liabilities  denominated  in  foreign  currencies
                                          (567)                -               -
     Futures                                  -        (331,339)               -
                                        241,984     (24,904,505)               -


                    Net  Realized  and  Unrealized  Gain  (Loss)
                                      (170,568)     (22,094,161)           (597)

           Increase  (Decrease)  in  Net  Assets
           Resulting From Operations  ($40,519)    ($20,113,235)     $10,072,480


See  notes  to  financial  statements.

Income  &  Growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                           Year  Ended                   Through
                                          December 31,              December 31,
Increase  (Decrease)  in  Net  Assets             2000                      1999
Operations:
     Net  investment  income  (loss)          $311,352                 ($10,468)
     Net realized gain (loss) on investments 7,753,609                 2,895,907
     Change  in  unrealized  appreciation  (depreciation)
                                           (8,441,858)                15,450,327

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations        (376,897)                18,335,766

Distributions  to  shareholders  from:
     Net  investment  income                 (155,500)                         -
     Net  realized  gain  on  investments  (4,368,077)               (2,306,753)
          Total  distributions             (4,523,577)               (2,306,753)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)        -                62,811,849
     Shares  sold                           37,093,109                 2,633,985
     Reinvestment  of  distributions         4,523,576                 2,306,735
     Shares  redeemed                     (19,812,545)               (3,396,861)
          Total capital share transactions  21,804,140                64,355,708

Total Increase (Decrease) in Net Assets     16,903,666                80,384,721

Net  Assets
Beginning  of  period                       80,384,721                         -
End  of  period  (including  undistributed  net  investment
   income of $155,852 and $0 respectively) $97,288,387               $80,384,721

Capital  Share  Activity
Contribution  of  assets  (See  Note  A)             -                 4,541,710
Shares  sold                                 2,021,002                   165,610
Reinvestment  of  distributions                268,143                   133,414
Shares  redeemed                           (1,083,155)                 (207,693)
     Total  capital  share  activity         1,205,990                 4,633,041

See  notes  to  financial  statements.

Growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                   $110,894          $39,653
     Net  realized  gain  (loss)                      (170,883)        (228,348)
 Change in unrealized appreciation (depreciation)  (30,907,977)       27,343,802

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations              (30,967,966)       27,155,107

Distributions  to  shareholders  from:
     Net  investment  income                           (69,142)         (24,888)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -      173,585,294
     Shares  sold                                    81,160,179       39,823,698
     Reinvestment  of  distributions                     69,142           24,877
     Shares  redeemed                              (75,451,518)     (42,611,216)
          Total  capital  share  transactions         5,777,803      170,822,653

Total  Increase  (Decrease)  in Net Assets         (25,259,305)      197,952,872

Net  Assets
Beginning  of  period                               197,952,872                -
End  of  period  (including  undistributed  net  investment  income
     of  $56,517  and  $14,765,  respectively)     $172,693,567     $197,952,872

Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        3,097,525
Shares  sold                                          1,252,195          661,287
Reinvestment  of  distributions                           1,239              385
Shares  redeemed                                    (1,158,973)        (705,709)
     Total  capital  share  activity                     94,461        3,053,488

See  notes  to  financial  statements.

Small  Capitalization  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                 ($391,598)       ($100,405)
     Net  realized gain (loss) on investments       (4,978,828)        1,266,853
 Change in unrealized appreciation (depreciation)  (28,690,256)       26,949,522

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations              (34,060,682)       28,115,970

Distributions  to  shareholders  from:
     Net  realized  gain  on  investments             (585,187)        (976,582)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -       99,408,414
     Shares  sold                                   236,569,483       39,190,361
     Reinvestment  of  distributions                    585,187          976,582
     Shares  redeemed                             (238,068,090)     (41,138,025)
          Total  capital  share  transactions         (913,420)       98,437,332

Total  Increase  (Decrease)  in Net Assets         (35,559,289)      125,576,720

Net  Assets
Beginning  of  period                               125,576,720                -
End  of  period                                     $90,017,431     $125,576,720


Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        2,256,718
Shares  sold                                          4,289,573          788,324
Reinvestment  of  distributions                          14,067           17,603
Shares  redeemed                                    (4,302,269)        (836,863)
     Total  capital  share  activity                      1,371        2,225,782

See  notes  to  financial  statements.

Midcap  Growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                  ($98,618)         ($6,695)
     Net  realized  gain  (loss) on investments       6,147,214        2,012,868
     Change  in  unrealized  appreciation  or  (depreciation)
                                                        653,524       11,759,660

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                 6,702,120       13,765,833

Distributions  to  shareholders  from:
     Net  realized  gains                           (3,364,347)      (1,702,759)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -       61,836,665
     Shares  sold                                   185,932,120       10,044,429
     Reinvestment  of  distributions                  3,364,347        1,702,758
     Shares  redeemed                             (141,579,214)     (10,003,613)
          Total  capital  share  transactions        47,717,253       63,580,239

Total  Increase  (Decrease)  in  Net  Assets         51,055,026       75,643,313

Net  Assets
Beginning  of  period                                75,643,313                -
End  of  period                                    $126,698,339      $75,643,313


Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        2,342,298
Shares  sold                                          5,023,697          344,824
Reinvestment  of  distributions                          95,850           54,751
Shares  redeemed                                    (3,855,066)        (340,692)
     Total  capital  share  activity                  1,264,481        2,401,181

See  notes  to  financial  statements.

Emerging  growth  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                 ($347,250)        ($78,646)
     Net  realized  gain  (loss)                      4,646,379          345,626
     Change  in  unrealized  appreciation  (depreciation)
                                                   (32,205,889)       40,068,397

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations              (27,906,760)       40,335,377

Distributions  to  shareholders  from:
     Net  realized  gains                           (2,603,703)                -

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)        52,621,924       84,549,543
     Shares  sold                                     2,603,703        7,719,494
     Shares  redeemed                              (39,192,127)      (4,564,137)
          Total  capital  share  transactions        16,033,500       87,704,900

Total  Increase  (Decrease)  in Net Assets         (14,476,963)      128,040,277

Net  Assets
Beginning  of  period                               128,040,277                -
End  of  period                                    $113,563,314     $128,040,277


Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        3,274,576
Shares  sold                                          1,413,311          253,139
Reinvestment  of  distributions                          86,215                -
Shares  redeemed                                    (1,063,727)        (146,054)
     Total  capital  share  activity                    435,799        3,381,661

See  notes  to  financial  statements.

Research  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                  ($25,794)         ($1,699)
     Net  realized  gain  (loss)  on  investments     1,316,116          356,212
     Change  in  unrealized  appreciation  (depreciation)
                                                    (3,236,437)        3,084,589

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations               (1,946,115)        3,439,102

Distributions  to  shareholders  from:
     Net  realized  gain                              (701,003)        (294,543)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -       22,806,495
     Shares  sold                                    12,931,331        1,685,017
     Reinvestment  of  distributions                    701,003          294,543
     Shares  redeemed                               (6,936,502)      (2,001,736)
          Total  capital  share  transactions         6,695,832       22,784,319

Total  Increase  (Decrease)  in  Net  Assets          4,048,714       25,928,878

Net  Assets
Beginning  of  period                                25,928,878                -
End  of  period                                     $29,977,592      $25,928,878


Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        1,126,803
Shares  sold                                            544,149           80,339
Reinvestment  of  distributions                          32,544           12,902
Shares  redeemed                                      (293,549)         (92,385)
     Total  capital  share  activity                    283,144        1,127,659

See  notes  to  financial  statements.

Growth  with  income  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              November  1,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                   $130,049          $24,813
     Net  realized  gain  (loss)  on  investments     (412,552)          (3,258)
     Change  in  unrealized  appreciation  (depreciation)
                                                        241,984        1,525,738

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                  (40,519)        1,547,293

Distributions  to  shareholders  from:
     Net  investment  income                           (65,938)         (16,767)
     Net  realized  gain                               (48,214)                -
          Total  distributions                        (114,152)         (16,767)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -       33,614,544
     Shares  sold                                     9,141,953          650,473
     Reinvestment  of  distributions                    114,152           16,767
     Shares  redeemed                              (11,103,493)      (1,070,199)
          Total  capital  share transactions        (1,847,388)       33,211,585

         Total Increase (Decrease) in Net Assets    (2,002,059)       34,742,111

Net  Assets
Beginning  of  period          34,742,111     -
End  of  period  (including  undistributed  net  investment  income
     of  $63,414  and $6,869, respectively)          $32,740,052     $34,742,111

Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                       -       1,660,798
Shares  sold                                             429,884          31,786
Reinvestment  of  distributions                            5,382             795
Shares  redeemed                                       (523,567)        (52,317)
     Total  capital  share  activity                    (88,301)       1,641,062

See  notes  to  financial  statements.

Index  500  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                                November 1, 1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income  (loss)                 $1,980,926         $386,391
     Net  realized  gain  (loss)  on  investments     2,810,344          631,467
     Change  in  unrealized  appreciation  (depreciation)
                                                   (24,904,505)       14,401,244

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations              (20,113,235)       15,419,102

Distributions  to  shareholders  from:
     Net  investment  income                        (1,072,650)        (305,802)
     Net  realized  gain                            (2,210,832)                -
     Total  distributions                           (3,283,482)        (305,802)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -      189,593,992
     Shares  sold                                    74,737,745       17,091,074
     Reinvestment  of  distributions                  3,283,482          305,798
     Shares  redeemed                              (78,715,274)     (15,232,285)
          Total  capital  share  transactions         (694,047)      191,758,579

Total  Increase  (Decrease)  in Net Assets         (24,090,764)      206,871,879

Net  Assets
Beginning  of  period                               206,871,879                -
End  of  period  (including  undistributed  net  investment  income
     of  $988,865  and  $80,589,  respectively)    $182,781,115     $206,871,879

Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -        1,223,108
Shares  sold                                            454,195          105,970
Reinvestment  of  distributions                          21,852            1,834
Shares  redeemed                                      (483,053)         (94,377)
     Total  capital  share  activity                    (7,006)        1,236,535

See  notes  to  financial  statements.

Money  Market  Portfolio
Statements  of  Changes  in  Net  Assets

                                                                From  Inception,
                                                              October  29,  1999
                                                    Year  Ended          Through
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                      2000             1999
Operations:
     Net  investment  income                        $10,073,077       $1,641,990
     Net  realized  gain  (loss)                          (597)                -

          Increase  (Decrease)  in  Net  Assets
          Resulting  From  Operations                10,072,480        1,641,990

Distributions  to  shareholders  from:
     Net  investment  income                       (10,071,981)      (1,640,176)

Capital  share  transactions:
     Contribution  of  assets  (See  Note  A)                 -      172,785,829
     Shares  sold                                 1,892,131,786      263,478,740
     Reinvestment  of  distributions                 10,031,358        1,606,827
     Shares  redeemed                           (1,962,781,669)    (237,935,262)
          Total capital share transactions         (60,618,525)      199,936,134

Total  Increase  (Decrease)  in Net Assets         (60,618,026)      199,937,948

Net  Assets
Beginning  of  period                               199,937,948                -
End  of  period  (including  undistributed  net  investment  income
     of  $2,910 and $1,814, respectively)          $139,319,922     $199,937,948

Capital  Share  Activity
Contribution  of  assets  (See  Note  A)                      -      172,785,829
Shares  sold                                      1,892,131,786      263,478,740
Reinvestment  of  distributions                      10,031,358        1,606,827
Shares  redeemed                                (1,962,781,669)    (237,935,262)
     Total  capital  share  activity               (60,618,525)      199,936,134

See  notes  to  financial  statements.

Notes  to  Financial  Statements

NOTE  A  --  SIGNIFICANT  ACCOUNTING  POLICIES

General: The Ameritas Portfolios (the "Portfolios"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Income & Growth, Growth, Small Capitalization, MidCap Growth and Emerging Growth Portfolios are registered as diversified portfolios. The Research, Growth With Income, Index 500 and Money Market Portfolios are registered as non-diversified portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

As of November 1, 1999, nine investment offerings of Ameritas Variable Life Insurance Company's ("Existing Funds") became the Ameritas Portfolios within the Fund. Each of the Ameritas Portfolios have investment objectives and policies that are substantially the same or sufficiently similar to the investment objectives and policies of one of the Existing Funds involved in the Substitutions (each, a "Replaced Fund"). The substitutions were effected by redeeming shares of the Replaced Funds at relative net asset value and using the proceeds to purchase shares of the Ameritas Portfolios at net asset value on the date the substitutions took place. The proceeds of such Existing Funds redemptions' were effected through a combination of cash and in-kind transactions. All redemptions and purchases were effected in accordance with Rule 22c-1 under the Investment Company Act of 1940.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. All securities held by Money Market are valued at amortized cost, which approximates market. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolios may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolios maintain securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolios' accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolios on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolios have an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on each Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE  B  -  RELATED  PARTY  TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Mutual Insurance Holding Company. Pursuant to a merger effective January 1, 1999, Ameritas Mutual Insurance Holding Company merged with Acacia Mutual Holding Corporation to form Ameritas Acacia Mutual Holding Company (collectively, "AmeritasAcacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of this new entity.

The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolios. For its services, the Advisor receives monthly fees based on the following annual rates of each Portfolios' average daily net assets:


Income  &  Growth             .625%
Growth                         .75%
Small  Capitalization          .85%
MidCap  Growth                 .80%
Emerging  Growth               .75%
Research                       .75%
Growth  With  Income           .75%
Index  500                     .24%
Money  Market                  .20%

The Portfolios' aggregate expenses were limited for a period of one year following November 1, 1999 (October 29, 1999 for Money Market) as reflected in the table below. For a period of one year following November 1, 2000, the Advisor has agreed to limit annual portfolio operating expenses to the expense ratios reflected in the table below.

                             Inception  -  10/31/00     11/1/00-10/31/01
Income  &  Growth                            .68%               .78%
Growth                                       .79%               .89%
Small  Capitalization                        .90%              1.00%
MidCap  Growth                               .84%               .94%
Emerging  Growth                             .85%               .95%
Research                                     .86%               .96%
Growth  With  Income                         .88%               .98%
Index  500                                   .28%               .38%
Money  Market                                .26%               .36%

As a result of the expense guarantee, the Advisor contractually reimbursed Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth With Income, Index 500 and Money Market expenses of $53,497, $99,972, $73,692, $68,210, $117,353, $126,063, $97,412, $188,394 and $47,644,
for  the  year  ended  December  31,  2000.

The Advisor may recapture fees waived and/or expenses reimbursed following the expiration of the initial fee cap period on October 31, 2000. Such recapture would only be permitted, after taking into account the fee recapture, to the extent that the expense ratio of the relevant Portfolios does not exceed the prior expense ratio. In addition, such recapture will only be available until the second anniversary of the end of the initial fee cap period. As of December 31, 2000, the Advisor has not recaptured any fees waived and/or expenses reimbursed.

On December 29, 2000, AmeritasAcacia purchased $9,000,000 of the 7.06% Pacific Gas and Electric Company Senior Floating Rate Notes maturing 10/31/01, from the Money Market Portfolio at a price of 100. The fair market value for the above referenced notes was determined to be 96 as directed by the Pricing Committee of the Board of Directors. As a result of this transaction, $360,000 was deemed as a "payment by affiliate", to reimburse the effect of the loss, which was received by the Portfolio on 1/2/01.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE  C  -  INVESTMENT  ACTIVITY
During the year, purchases and sales of investments, other than short-term securities, were:
     INCOME  &          SMALL     MIDCAP
                      GROWTH            GROWTH   CAPITALIZATION           GROWTH
Purchases:      $155,577,455      $200,171,677     $230,665,414     $139,537,397
Sales:           140,484,876       187,032,097      238,780,896      113,223,624


                    EMERGING                             GROWTH            INDEX
                      GROWTH          RESEARCH      WITH INCOME              500
Purchases:      $268,114,432       $31,162,939      $24,340,736      $62,233,406
Sales:           261,441,766        25,636,188       27,682,255       64,548,024

Money  Market  held  only  short-term  investments.

At December 31, 2000, the investment cost, gross unrealized appreciation and (depreciation) on investments and net realized capital loss carryforwards with expiration dates for federal income tax purposes were as follows:
                    NET
      FEDERAL    UNREALIZED      UNREALIZED   APPRECIATION/  CAPITAL
          TAX                                                LOSS     EXPIRATION
         COST APPRECIATION (DEPRECIATION) (DEPRECIATION) CARRYFORWARD DATES Income & Growth
  $88,665,019   $11,268,209    ($4,722,878)      $6,545,331         -          -
Growth
  177,056,268    19,107,330    (23,754,264)     (4,646,934)         -          -
Small  Capitalization
   90,506,436    10,625,723    (12,554,734)     (1,929,011) $5,185,872      2008
MidCap  Growth
  113,823,990    24,367,629    (13,580,752)      10,786,877          -         -
Emerging  Growth
  109,121,798    12,120,055     (6,419,354)       5,700,701          -         -
Research
   30,105,443     3,705,137     (3,934,490)       (229,353)          -         -
Growth  With  Income
   31,368,606     4,295,650     (2,921,629)       1,374,021     61,291      2008
Index  500
  196,144,199    20,873,962    (34,488,141)    (13,614,179)          -         -
Money  Market
  128,341,300             -               -               -        597     2008


Capital losses may be utilized to offset current and future capital gains until expiration.
The Portfolios may engage in interportfolio purchase and sales transactions with other Portfolios. For the Money Market Portfolio, these transactions are primarily used for cash management needs. For the year ended December 31, 2000 the Portfolios executed interportfolio transactions, which resulted in net realized gains of $23,897 for the Emerging Growth Portfolio and net realized losses of $87,233 for the Research Portfolio. The purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940 were:

                   EMERGING
                     GROWTH     RESEARCH
Purchases          $348,686      $67,463
Sales               644,887       47,399

NOTE  D  -  LINE  OF  CREDIT
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2000, borrowings by the Portfolios under the Agreement were as follows:

                                       WEIGHTED                         MONTH OF
                     AVERAGE            AVERAGE         MAXIMUM          MAXIMUM
                     DAILY             INTEREST         AMOUNT            AMOUNT
PORTFOLIO            BALANCE             RATE          BORROWED         BORROWED
Income & Growth      $19,034            6.58%          $910,667         May 2000
Growth                53,723            6.54%         2,082,125     January 2000
Small Capitalization 116,932            6.89%         3,912,373        June 2000
MidCap  Growth        60,933            6.68%         1,330,597     January 2000
Emerging  Growth     124,292            6.84%         5,280,263       April 2000
Research              39,750            6.73%         2,219,450         May 2000
Growth With Income    46,182            7.08%         1,357,781        July 2000
Money  Market         70,782            6.94%         4,792,916       April 2000


NOTE  E  -  Subsequent  Event
On January 2, 2001, the Ameritas Select Portfolio and Ameritas Micro Cap Portfolio were added as new investment offerings of the Calvert Variable Series, Inc.

Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the period ended December 31, 1999 for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


Tax  Information  (unaudited)
The  Fund  designates  $224,836, $765,400, $183,012 and $258,349 as capital gain dividends paid during the taxable year ended December 31, 2000 for MidCap Growth, Emerging Growth, Research and Index 500 Portfolios, respectively. For corporate shareholders of Income & Growth, Growth, Growth With Income and Index 500 Portfolios, a total of 100% of the ordinary dividends paid during the taxable year ended December 31, 2000 qualify for the dividends received deduction.

Financial  Highlights



                                                        Periods  Ended
                                                   December 31,     December 31,
Income  &  Growth  Portfolio                               2000            1999^
Net  asset  value,  beginning                            $17.35           $13.83
Income  from  investment  operations
     Net  investment  income                                .05                -
     Net  realized  and  unrealized  gain  (loss)           .07             4.03
          Total  from  investment  operations               .12             4.03
Distributions  from
     Net  investment  income                              (.03)                -
     Net  realized  gains                                 (.78)            (.51)
          Total  distributions                            (.81)            (.51)
Total  increase  (decrease)  in  net  asset  value        (.69)             3.52
Net  asset  value,  ending                               $16.66           $17.35

Total  return                                             0.65%           29.14%
Ratios  to  average  net  assets:
     Net  investment  income                               .34%       (.09%) (a)
     Total  expenses                                       .77%         .79% (a)
     Expenses  before  offsets                             .71%         .68% (a)
     Net  expenses                                         .70%         .68% (a)
Portfolio  turnover                                        164%              18%
Net  assets,  ending  (in  thousands)                   $97,288          $80,385





                                                         Periods  Ended
                                                   December 31,     December 31,
Growth  Portfolio                                          2000            1999^
Net  asset  value,  beginning                            $64.83           $56.04
Income  from  investment  operations
     Net  investment  income                                .04              .01
     Net  realized  and  unrealized  gain  (loss)        (9.99)             8.79
          Total  from  investment  operations            (9.95)             8.80
Distributions  from
     Net  investment  income                              (.02)            (.01)
Total  increase  (decrease)  in  net  asset  value       (9.97)             8.79
Net  asset  value,  ending                               $54.86           $64.83

Total  return                                          (15.35%)           15.70%
Ratios  to  average  net  assets:
     Net  investment  income                               .05%         .12% (a)
     Total  expenses                                       .87%         .90% (a)
     Expenses  before  offsets                             .82%         .79% (a)
     Net  expenses                                         .80%         .79% (a)
Portfolio  turnover                                         99%              18%
Net  assets,  ending  (in  thousands)                  $172,694         $197,953

Financial  Highlights



                                                         Periods  Ended
                                                   December 31,     December 31,
Small  Capitalization  Portfolio                           2000            1999^
Net  asset  value,  beginning                            $56.42           $44.05
Income  from  investment  operations
     Net  investment  income  (loss)                      (.18)           (0.05)
     Net  realized  and  unrealized  gain  (loss)       (15.55)            12.86
          Total  from  investment  operations           (15.73)            12.81
Distributions  from
     Net  realized  gains                                 (.27)           (0.44)
Total  increase  (decrease)  in  net  asset  value      (16.00)            12.37
Net  asset  value,  ending                               $40.42           $56.42

Total  return                                          (27.90%)           29.10%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.33%)       (.54%) (a)
     Total  expenses                                      1.00%        1.00% (a)
     Expenses  before  offsets                             .93%         .90% (a)
     Net  expenses                                         .91%         .90% (a)
Portfolio  turnover                                        217%              21%
Net  assets,  ending  (in  thousands)                   $90,017         $125,577





                                                         Periods  Ended
                                                   December 31,     December 31,
MidCap  Growth  Portfolio                                  2000            1999^
Net  asset  value,  beginning                            $31.50           $26.40
Income  from  investment  operations
     Net  investment  income  (loss)                      (.03)                -
     Net  realized  and  unrealized  gain  (loss)          4.00             5.82
          Total  from  investment  operations              3.97             5.82
Distributions  from
     Net  realized  gains                                 (.91)           (0.72)
Total  increase  (decrease)  in  net  asset  value         3.06             5.10
Net  asset  value,  ending                               $34.56           $31.50

Total  return                                            12.56%           22.09%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.09%)       (.06%) (a)
     Total  expenses                                       .94%         .97% (a)
     Expenses  before  offsets                             .87%         .84% (a)
     Net  expenses                                         .86%         .84% (a)
Portfolio  turnover                                        118%              21%
Net  assets,  ending  (in  thousands)                  $126,698          $75,643

Financial  Highlights


                                                         Periods  Ended
                                                   December 31,     December 31,
Emerging  Growth  Portfolio                                2000            1999^
Net  asset  value,  beginning                            $37.86           $25.82
Income  from  investment  operations
     Net  investment  income  (loss)                      (.09)            (.02)
     Net  realized  and  unrealized  gain  (loss)        (7.32)            12.06
          Total  from  investment  operations            (7.41)            12.04
Distributions  from
     Net  realized  gains                                 (.70)                -
Total  increase  (decrease)  in  net  asset  value       (8.11)            12.04
Net  asset  value,  ending                               $29.75           $37.86

Total  return                                          (19.61%)           46.63%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.26%)       (.45%) (a)
     Total  expenses                                       .97%         .98% (a)
     Expenses  before  offsets                             .89%         .86% (a)
     Net  expenses                                         .86%         .85% (a)
Portfolio  turnover                                        213%              18%
Net  assets,  ending  (in  thousands)                  $113,563         $128,040






                                                        Periods  Ended  31,
                                                   December 31,     December 31,
Research  Portfolio                                        2000            1999^
Net  asset  value,  beginning                            $22.99           $20.24
Income  from  investment  operations
     Net  investment  income  (loss)                      (.02)                -
     Net  realized  and  unrealized  gain  (loss)        (1.21)             3.01
          Total  from  investment  operations            (1.23)             3.01
Distributions  from
     Net  realized  gains                                (0.51)           (0.26)
Total  increase  (decrease)  in  net  asset  value       (1.74)             2.75
Net  asset  value,  ending                               $21.25           $22.99

Total  return                                           (5.39%)           14.90%
Ratios  to  average  net  assets:
     Net  investment  income  (loss)                     (.09%)       (.04%) (a)
     Total  expenses                                      1.32%        1.42% (a)
     Expenses  before  offsets                             .90%         .89% (a)
     Net  expenses                                         .88%         .86% (a)
Portfolio  turnover                                         90%              16%
Net  assets,  ending  (in  thousands)                   $29,978          $25,929

Financial  Highlights


                                                          Periods  Ended
                                                   December 31,     December 31,
Growth  With  Income  Portfolio                            2000            1999^
Net  asset  value,  beginning                            $21.17           $20.24
Income  from  investment  operations
     Net  investment  income                                .09              .02
     Net  realized  and  unrealized  gain  (loss)         (.10)              .92
          Total  from  investment  operations             (.01)              .94
Distributions  from
     Net  investment  income                              (.04)            (.01)
     Net  realized  gain                                  (.03)                -
          Total  distributions                            (.07)            (.01)
Total  increase  (decrease)  in  net  asset  value        (.08)              .93
Net  asset  value,  ending                               $21.09           $21.17

Total  return                                            (.03%)            4.65%
Ratios  to  average  net  assets:
     Net  investment  income                               .39%         .44% (a)
     Total  expenses                                      1.23%        1.26% (a)
     Expenses  before  offsets                             .94%         .88% (a)
     Net  expenses                                         .90%         .88% (a)
Portfolio  turnover                                         76%              16%
Net  assets,  ending  (in  thousands)                   $32,740          $34,742







                                                         Periods  Ended
                                                   December 31,     December 31,
Index  500  Portfolio                                      2000            1999^
Net  asset  value,  beginning                           $167.30          $155.01
Income  from  investment  operations
     Net  investment  income                               1.63              .31
     Net  realized  and  unrealized  gain  (loss)       (17.55)            12.23
          Total  from  investment  operations           (15.92)            12.54
Distributions  from
     Net  investment  income                              (.89)            (.25)
     Net  realized  gain                                 (1.83)                -
          Total  distributions                           (2.72)            (.25)
Total  increase  (decrease)  in  net  asset  value      (18.64)            12.29
Net  asset  value,  ending                              $148.66          $167.30

Total  return                                           (9.54%)            8.09%
Ratios  to  average  net  assets:
     Net  investment  income                               .99%        1.16% (a)
     Total  expenses                                       .40%         .40% (a)
     Expenses  before  offsets                             .31%         .29% (a)
     Net  expenses                                         .30%         .28% (a)
Portfolio  turnover                                         32%               5%
Net  assets,  ending  (in  thousands)                  $182,781         $206,872

Financial  Highlights



                                                         Periods  Ended
                                                   December 31,     December 31,
Money  Market  Portfolio                                   2000           1999^^
Net  asset  value,  beginning                             $1.00            $1.00
Income  from  investment  operations
     Net  investment  income                                .06              .01
          Total  from  investment  operations               .06              .01
Distributions  from
     Net  investment  income                              (.06)            (.01)
Total  increase  (decrease)  in  net  asset  value            -                -
Net  asset  value,  ending                                $1.00            $1.00

Total  return                                            6.43%*             .99%
Ratios  to  average  net  assets:
     Net  investment  income                              6.24%        5.67% (a)
     Total  expenses                                       .33%         .33% (a)
     Expenses  before  offsets                             .30%         .26% (a)
     Net  expenses                                         .28%         .26% (a)
Net  assets,  ending  (in  thousands)                  $139,320         $199,938

(a)     Annualized
^     From  November  1,  1999  inception.
^^     From  October  29,  1999  inception.

*     Total  return  would have been 6.18% without the payment by affiliate, see
Note  B  of  Notes  to  Financial  Statements.